UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07618

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2009

Date of reporting period: March 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein

Municipal Income Fund II

Arizona Portfolio

Florida Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

March 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 24, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund II (the “Portfolios”) for the semi-annual reporting period ended March 31, 2009.

Investment Objectives and Policies

The nine Portfolios of this fund invest principally in high-yielding, predominantly investment-grade municipal securities. They seek to provide their shareholders with the highest level of current income exempt from Federal taxation and state taxation of the respective state that is available without assuming what the Adviser considers to be undue risk. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. The Pennsylvania Portfolio and the Virginia Portfolio are non-diversified, meaning they can invest more of their assets in a fewer number of issuers.

Recently, the Board of Trustees of AllianceBernstein Municipal Income Fund II (the “Fund”) approved, and recommended to shareholders for their approval, a proposal for the assets and liabilities of Florida Portfolio to be acquired by National Portfolio, a series of AllianceBernstein Municipal Income Fund, Inc. A Special Meeting of Stockholders of the Fund is scheduled to be held on Thursday, June 18, 2009. If approved by the Fund’s shareholders, the acquisition is expected to occur in the second quarter or early third quarter of 2009. Both Portfolios pursue substantially the same investment objective and very similar investment policies of investing primarily in investment grade municipal securities with interest that is exempt from federal income tax. Florida Portfolio has an additional investment objective and policy of achieving income exempt from Florida state taxation but Florida has repealed the relevant state taxation. As a result, the investment universe available to each Portfolio is the same. The Adviser anticipates that the acquisition will result in benefits to the shareholders of Florida Portfolio. As a general matter, since National Portfolio is a substantially larger fund than Florida Portfolio, with a lower expense ratio, both before and after the Adviser’s current expense waiver, it is anticipated that the acquisition should result in a lower expense ratio for Florida Portfolio’s shareholders.

Investment Results

The tables on pages 6-8 show performance for each Portfolio compared to its benchmark, the Barclays Capital Municipal Index, for the six- and 12-month periods ended March 31, 2009. For the six-month period, Class A shares of the New Jersey Portfolio had negative returns, while for the 12-month period, Class A shares of the Arizona, Florida, New Jersey and Pennsylvania Portfolios had negative returns. For both the six- and 12-month periods ended March 31, 2009, all of the Portfolios’ Class A shares without sales charges underperformed the benchmark, the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	1

Barclays Capital Municipal Index, which represents the municipal market, except for the Minnesota Portfolio which outperformed. For the six-month period, the benchmark returned 5.00%, and for the 12-month period the benchmark returned 2.27%.

The Portfolios’ weights in lower-credit quality bonds, across various sectors, compared with the benchmark’s detracted from relative performance as credit spreads widened and lower-rated bonds underperformed. The Portfolios’ Municipal Bond Investment Team (the “Team”) focused new purchases on high credit quality bonds and generally avoided the longest maturity bonds. This was beneficial to the Portfolios’ performance during the six- and 12-month periods because higher-credit quality bonds outperformed lower-credit quality bonds and shorter-maturity bonds outperformed longer-maturity bonds.

A more detailed description of the contribution to each Portfolio’s relative performance due to security and sector selection versus the benchmark for the semi-annual reporting period ended March 31, 2009 follows.

Arizona Portfolio – The Arizona Portfolio’s underperformance was the result of both security and sector selection. Security selection in the special tax and hospital sectors detracted the most from relative returns.

Florida Portfolio – The Florida Portfolio’s underperformance compared to the benchmark was partially the result of security selection in the special tax and hospital sectors. The Portfolio’s relative overweight in the pre-refunded sector detracted from performance. The Portfolio’s relative underweight in the industrial revenue bond sector was beneficial to performance.

Massachusetts Portfolio – The Massachusetts Portfolio’s underperformance compared to the benchmark was partially the result of security selection in the special tax and housing sectors. The Portfolio’s relative underweight in the industrial revenue bond sectors was beneficial to performance.

Michigan Portfolio – The Michigan Portfolio’s underperformance compared to the benchmark was partially the result of security selection in the education, hospital and special tax sectors. The Portfolio’s relative underweight in the industrial revenue bond and overweight in pre-refunded sectors were beneficial to performance.

Minnesota Portfolio – The Minnesota Portfolio’s relative outperformance compared to the benchmark was partially the result of the Portfolio’s relative underweight in the housing and industrial revenue bond sectors. Security selection in the housing, power and special tax sectors, was beneficial to performance, while it detracted in the education and hospital sectors.

New Jersey Portfolio – The New Jersey Portfolio’s underperformance was partially the result of security

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

selection in the water, special tax and airport sectors. The Portfolio’s relative overweight in the industrial revenue bond sector also detracted from performance.

Ohio Portfolio – The Ohio Portfolio’s underperformance was partially the result of security selection in the hospital, special tax and education sectors.

Pennsylvania Portfolio – The Pennsylvania Portfolio’s underperformance was partially the result of security selection in the special tax, transportation, education and hospital sectors. Security selection in the water sector was beneficial to performance.

Virginia Portfolio – The Virginia Portfolio’s underperformance was partially the result of security selection in the special tax, power, education and hospital sectors. The Portfolio’s relative underweight in the pre-refunded sector also detracted from performance. Security selection in the industrial revenue bond, water and leasing sectors was beneficial to performance.

Market Review and Investment Strategy

The municipal bond market was not spared during the global financial crisis over the past twelve months ended March 31, 2009. The prices of lower-credit-quality and long-term bonds fell sharply while short-term, high quality securities rallied. Investors’ flight to short-term, high quality assets was prompted by a sharply contracting economy and fears of an impending depression. In response, the credit markets virtually shut down following the collapse of Lehman Brothers last September. With consumers and many businesses reluctant to borrow, banks reluctant to lend and almost no activity in securitization markets, the flow of credit slowed to a trickle, further impeding economic activity. Economic growth plummeted in the fourth quarter, and continued to decline in early 2009.

The current crisis is as severe as any in modern history and it has elicited an unparalleled policy response in both developed and developing economies. In the US, a large fiscal stimulus package was passed that included $177 billion in aid to state and local governments. With respect to monetary policy, the US Federal Reserve (the “Fed”) aggressively cut interest rates to a record-low target of 0%–0.25% from 4.25%. The Fed also said it would buy large amounts of Treasuries and agency and mortgage debt in order to reduce lending rates. Perhaps in response to these actions and better investor sentiment, there was some improvement in the credit markets during the first quarter of 2009, particularly the municipal bond market, as evidenced by the fact that longer-term and lower-credit-quality bonds prices rose.

The Portfolios generally provided positive absolute returns over the past six-month period ended March 31, 2009. The Portfolios benefited from the Team’s strategy of avoiding the longest maturity bonds, and focusing new purchases on predominantly high credit quality bonds. This positioning

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	3

contributed to the Portfolios outpacing more aggressively positioned peers, but nonetheless the Portfolios underperformed their benchmark since the benchmark had less exposure to lower-rated bonds. While market conditions have improved in 2009 versus the second half of 2008, investors remained risk averse as evidenced by the fact that municipal bonds still yielded more than Treasuries, the difference between short- and long-term yields was still very wide by historical standards, and the extra yield for lower-rated bonds is still near all-time highs compared with AAA-rated bonds.

There is no doubt that municipalities face severe fiscal difficulties. In the fourth quarter of 2008, overall state tax revenues fell 3.6% from a year earlier; corporate tax and sales tax revenues dropped particularly sharply. Most states have been forced to use up their reserves, raise tax rates or impose new taxes, and cut spending. These measures would have been far more painful without the massive economic stimulus funds promised by the federal government. Although the federal money is very helpful, it will last only nine quarters. States that rely on temporary measures to close their budget gaps and waste the opportunity to restructure may find them-

selves in even more serious financial trouble when the federal aid expires. The Team will carefully monitor the actions of such states over the next year or so and adjust Portfolio holdings accordingly. At the same time, the Team sees many of these continuing dislocations as opportunities to add value to the Portfolios today.

As of March 31, 2009, the Portfolios’ percentages of total investments in insured bonds and the respective amounts of which are pre-refunded bonds were as follows:

	Insured Bonds	Pre-Refunded Insured Bonds
Arizona	46.4%	9.8%
Florida	47.7%	0.0%
Massachusetts	39.0%	6.2%
Michigan	41.2%	17.2%
Minnesota	41.7%	7.6%
New Jersey	49.6%	11.4%
Ohio	53.2%	19.9%
Pennsylvania	63.6%	19.3%
Virginia	30.3%	0.0%

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment-grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Municipal income securities may realize gains; therefore, shareholders will incur a tax liability from time to time. Income may be subject to state and local taxes and/or the alternative minimum tax. A municipal security could be downgraded or its issuer could default in payment of principal or interest. If applicable, for bonds that are issued at higher interest rates, the issuer may exercise its right to recall some or all of the outstanding bonds to investors prior to their maturity. Individual state municipal portfolios are non-diversified and subject to geographic risk including greater risk of adverse economic conditions and regulatory changes based on their narrow investment objectives. Additionally, the Pennsylvania and Virginia Portfolios can invest in a relatively small number of issuers, and are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED MARCH 31, 2009

	Returns
	6 Months	12 Months
Arizona Portfolio
Class A	2.37%	-0.31%

Class B*	2.02%	-1.01%

Class C	2.01%	-1.01%

Barclays Capital† Municipal Index	5.00%	2.27%

	Returns
	6 Months	12 Months
Florida Portfolio
Class A	1.30%	-2.65%

Class B*	0.95%	-3.32%

Class C	0.95%	-3.32%

Barclays Capital† Municipal Index	5.00%	2.27%

	Returns
	6 Months	12 Months
Massachusetts Portfolio
Class A	3.03%	1.16%

Class B*	2.68%	0.46%

Class C	2.68%	0.47%

Barclays Capital† Municipal Index	5.00%	2.27%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information. † Formerly Lehman Brothers.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED MARCH 31, 2009

	Returns
	6 Months	12 Months
Michigan Portfolio
Class A	3.22%	0.16%

Class B*	2.88%	-0.53%

Class C	2.97%	-0.44%

Barclays Capital† Municipal Index	5.00%	2.27%

	Returns
	6 Months	12 Months
Minnesota Portfolio
Class A	5.36%	2.74%

Class B*	5.00%	2.03%

Class C	4.99%	2.02%

Barclays Capital† Municipal Index	5.00%	2.27%

	Returns
	6 Months	12 Months
New Jersey Portfolio
Class A	-0.31%	-2.49%

Class B*	-0.54%	-3.06%

Class C	-0.54%	-3.06%

Barclays Capital† Municipal Index	5.00%	2.27%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information. † Formerly Lehman Brothers.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARKS

PERIODS ENDED MARCH 31, 2009

	Returns
	6 Months	12 Months
Ohio Portfolio
Class A	3.18%	0.49%

Class B*	2.93%	-0.11%

Class C	2.93%	-0.21%

Barclays Capital† Municipal Index	5.00%	2.27%

	Returns
	6 Months	12 Months
Pennsylvania Portfolio
Class A	0.12%	-2.92%

Class B*	-0.23%	-3.59%

Class C	-0.23%	-3.60%

Barclays Capital† Municipal Index	5.00%	2.27%

	Returns
	6 Months	12 Months
Virginia Portfolio
Class A	4.02%	0.93%

Class B*	3.66%	0.23%

Class C	3.67%	0.22%

Barclays Capital† Municipal Index	5.00%	2.27%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information. † Formerly Lehman Brothers.

See Historical Performance and Benchmark disclosures on page 5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.67%	5.91%
1 Year	-0.31%	-4.57%
5 Years	2.99%	2.09%
10 Years	4.09%	3.65%

Class B Shares			3.15%	5.08%
1 Year	-1.01%	-3.87%
5 Years	2.26%	2.26%
10 Years(a)	3.66%	3.66%

Class C Shares			3.15%	5.08%
1 Year	-1.01%	-1.96%
5 Years	2.26%	2.26%
10 Years	3.37%	3.37%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-4.57%
5 Years	2.09%
10 Years	3.65%

Class B Shares
1 Year	-3.87%
5 Years	2.26%
10 Years(a)	3.66%

Class C Shares
1 Year	-1.96%
5 Years	2.26%
10 Years	3.37%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.93%, 1.66% and 1.64% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.48% and 1.48% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	9

Historical Performance

FLORIDA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			4.73%	7.28%
1 Year	-2.65%	-6.79%
5 Years	2.29%	1.40%
10 Years	3.78%	3.33%

Class B Shares			4.24%	6.52%
1 Year	-3.32%	-6.10%
5 Years	1.58%	1.58%
10 Years(a)	3.34%	3.34%

Class C Shares			4.25%	6.54%
1 Year	-3.32%	-4.25%
5 Years	1.58%	1.58%
10 Years	3.06%	3.06%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-6.79%
5 Years	1.40%
10 Years	3.33%

Class B Shares
1 Year	-6.10%
5 Years	1.58%
10 Years(a)	3.34%

Class C Shares
1 Year	-4.25%
5 Years	1.58%
10 Years	3.06%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.69% and 1.67% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.48% and 1.48% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.59%	5.83%
1 Year	1.16%	-3.16%
5 Years	3.35%	2.45%
10 Years	3.95%	3.51%

Class B Shares			3.05%	4.95%
1 Year	0.46%	-2.45%
5 Years	2.64%	2.64%
10 Years(a)	3.53%	3.53%

Class C Shares			3.06%	4.97%
1 Year	0.47%	-0.50%
5 Years	2.64%	2.64%
10 Years	3.24%	3.24%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-3.16%
5 Years	2.45%
10 Years	3.51%

Class B Shares
1 Year	-2.45%
5 Years	2.64%
10 Years(a)	3.53%

Class C Shares
1 Year	-0.50%
5 Years	2.64%
10 Years	3.24%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01%, 1.73% and 1.72% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.82%, 1.52% and 1.52% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	11

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.19%	5.13%
1 Year	0.16%	-4.09%
5 Years	3.02%	2.13%
10 Years	4.35%	3.90%

Class B Shares			2.64%	4.25%
1 Year	-0.53%	-3.42%
5 Years	2.31%	2.31%
10 Years(a)	3.93%	3.93%

Class C Shares			2.64%	4.25%
1 Year	-0.44%	-1.40%
5 Years	2.33%	2.33%
10 Years	3.64%	3.64%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-4.09%
5 Years	2.13%
10 Years	3.90%

Class B Shares
1 Year	-3.42%
5 Years	2.31%
10 Years(a)	3.93%

Class C Shares
1 Year	-1.40%
5 Years	2.33%
10 Years	3.64%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.06%, 1.78% and 1.76% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.01%, 1.71% and 1.71% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.18%	5.31%
1 Year	2.74%	-1.61%
5 Years	3.24%	2.34%
10 Years	4.27%	3.82%

Class B Shares			2.62%	4.37%
1 Year	2.03%	-0.93%
5 Years	2.52%	2.52%
10 Years(a)	3.82%	3.82%

Class C Shares			2.62%	4.37%
1 Year	2.02%	1.04%
5 Years	2.52%	2.52%
10 Years	3.55%	3.55%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-1.61%
5 Years	2.34%
10 Years	3.82%

Class B Shares
1 Year	-0.93%
5 Years	2.52%
10 Years(a)	3.82%

Class C Shares
1 Year	1.04%
5 Years	2.52%
10 Years	3.55%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.10%, 1.81% and 1.80% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.90%, 1.60% and 1.60% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	13

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			4.11%	6.95%
1 Year	-2.49%	-6.61%
5 Years	2.09%	1.21%
10 Years	3.08%	2.64%

Class B Shares			3.59%	6.07%
1 Year	-3.06%	-5.86%
5 Years	1.40%	1.40%
10 Years(a)	2.65%	2.65%

Class C Shares			3.60%	6.08%
1 Year	-3.06%	-3.99%
5 Years	1.38%	1.38%
10 Years	2.36%	2.36%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-6.61%
5 Years	1.21%
10 Years	2.64%

Class B Shares
1 Year	-5.86%
5 Years	1.40%
10 Years(a)	2.65%

Class C Shares
1 Year	-3.99%
5 Years	1.38%
10 Years	2.36%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios, including interest expense, as 0.99%, 1.72% and 1.70% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios, excluding interest expense, to 0.87%, 1.57% and 1.57% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.48%	5.71%
1 Year	0.49%	-3.79%
5 Years	2.88%	1.99%
10 Years	3.83%	3.38%

Class B Shares			2.93%	4.81%
1 Year	-0.11%	-3.00%
5 Years	2.18%	2.18%
10 Years(a)	3.40%	3.40%

Class C Shares			2.94%	4.82%
1 Year	-0.21%	-1.17%
5 Years	2.18%	2.18%
10 Years	3.12%	3.12%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-3.79%
5 Years	1.99%
10 Years	3.38%

Class B Shares
1 Year	-3.00%
5 Years	2.18%
10 Years(a)	3.40%

Class C Shares
1 Year	-1.17%
5 Years	2.18%
10 Years	3.12%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.00%, 1.72% and 1.71% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.55% and 1.55% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	15

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.70%	5.87%
1 Year	-2.92%	-7.08%
5 Years	2.04%	1.15%
10 Years	3.64%	3.19%

Class B Shares			3.16%	5.02%
1 Year	-3.59%	-6.39%
5 Years	1.32%	1.32%
10 Years(a)	3.21%	3.21%

Class C Shares			3.16%	5.02%
1 Year	-3.60%	-4.53%
5 Years	1.33%	1.33%
10 Years	2.92%	2.92%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns
Class A Shares
1 Year	-7.08%
5 Years	1.15%
10 Years	3.19%

Class B Shares
1 Year	-6.39%
5 Years	1.32%
10 Years(a)	3.21%

Class C Shares
1 Year	-4.53%
5 Years	1.33%
10 Years	2.92%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.75% and 1.74% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.95%, 1.65% and 1.65% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**
Class A Shares			3.87%	6.32%
1 Year	0.93%	-3.39%
5 Years	3.15%	2.26%
10 Years	4.18%	3.73%

Class B Shares			3.35%	5.47%
1 Year	0.23%	-2.68%
5 Years	2.43%	2.43%
10 Years(a)	3.75%	3.75%

Class C Shares			3.36%	5.48%
1 Year	0.22%	-0.74%
5 Years	2.43%	2.43%
10 Years	3.46%	3.46%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-3.39%
5 Years	2.26%
10 Years	3.73%

Class B Shares
1 Year	-2.68%
5 Years	2.43%
10 Years(a)	3.75%

Class C Shares
1 Year	-0.74%
5 Years	2.43%
10 Years	3.46%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.96%, 1.67% and 1.66% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.72%, 1.42% and 1.42% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on page 5.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	17

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Arizona Portfolio

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,023.66	$3.94	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%
Class B
Actual	$1,000	$1,020.16	$7.45	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%
Class C
Actual	$1,000	$1,020.14	$7.45	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(continued from previous page)

Florida Portfolio

	Beginning Account Value April 1, 2008	Ending Account Value September 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,012.98	$3.91	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%
Class B
Actual	$1,000	$1,009.46	$7.41	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%
Class C
Actual	$1,000	$1,009.48	$7.41	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%

Massachusetts Portfolio

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,030.32	$4.15	0.82%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%
Class B
Actual	$1,000	$1,026.83	$7.68	1.52%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%
Class C
Actual	$1,000	$1,026.82	$7.68	1.52%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%

Michigan Portfolio

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,032.22	$5.12	1.01%
Hypothetical**	$1,000	$1,019.90	$5.09	1.01%
Class B
Actual	$1,000	$1,028.77	$8.65	1.71%
Hypothetical**	$1,000	$1,016.40	$8.60	1.71%
Class C
Actual	$1,000	$1,029.72	$8.65	1.71%
Hypothetical**	$1,000	$1,016.40	$8.60	1.71%

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	19

Fund Expenses

FUND EXPENSES

(continued from previous page)

Minnesota Portfolio

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.58	$4.61	0.90%
Hypothetical**	$1,000	$1,020.44	$4.53	0.90%
Class B
Actual	$1,000	$1,049.98	$8.18	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%
Class C
Actual	$1,000	$1,049.88	$8.18	1.60%
Hypothetical**	$1,000	$1,016.95	$8.05	1.60%

New Jersey Portfolio

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$996.89	$4.33	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class B
Actual	$1,000	$994.60	$7.81	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Class C
Actual	$1,000	$994.60	$7.81	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%

Ohio Portfolio

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.78	$4.31	0.85%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%
Class B
Actual	$1,000	$1,029.33	$7.84	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%
Class C
Actual	$1,000	$1,029.31	$7.84	1.55%
Hypothetical**	$1,000	$1,017.20	$7.80	1.55%

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(continued from previous page)

Pennsylvania Portfolio

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.21	$4.74	0.95%
Hypothetical**	$1,000	$1,020.19	$4.78	0.95%
Class B
Actual	$1,000	$997.71	$8.22	1.65%
Hypothetical**	$1,000	$1,016.70	$8.30	1.65%
Class C
Actual	$1,000	$997.70	$8.22	1.65%
Hypothetical**	$1,000	$1,016.70	$8.30	1.65%

Virginia Portfolio

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,040.17	$3.66	0.72%
Hypothetical**	$1,000	$1,021.34	$3.63	0.72%
Class B
Actual	$1,000	$1,036.64	$7.21	1.42%
Hypothetical**	$1,000	$1,017.85	$7.14	1.42%
Class C
Actual	$1,000	$1,036.71	$7.21	1.42%
Hypothetical**	$1,000	$1,017.85	$7.14	1.42%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	21

Fund Expenses

BOND RATING SUMMARY*

March 31, 2009 (unaudited)

*	All data are as of March 31, 2009. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

BOND RATING SUMMARY*

March 31, 2009 (unaudited)

*	All data are as of March 31, 2009. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	23

Bond Rating Summary

BOND RATING SUMMARY*

March 31, 2009 (unaudited)

*	All data are as of March 31, 2009. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

ARIZONA PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 97.8%
Arizona – 80.3%
Arizona Cap Fac Fin Corp (Ariz St Univ) Series 00 6.25%, 9/01/32	$2,000	$1,495,860
Arizona COP FSA Series A 5.00%, 9/01/24	6,000	6,138,360
Arizona Game & Fish Dept 5.00%, 7/01/26	1,000	971,780
Arizona Hlth Fac Auth(Prerefunded) Series 02A 6.00%, 2/15/32	5,700	6,450,861
Arizona Hlth Fac Auth (Blood Systems Inc) Series 04 5.00%, 4/01/19	750	748,245
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.57%, 2/01/42(a)	1,150	885,454
Arizona School Fac Brd COP(Prerefunded) Series 01 5.00%, 7/01/19	6,730	7,340,075
Arizona St Univ West Campus Hsg LLC AMBAC Series 05 5.00%, 7/01/30	1,500	1,200,015
Arizona Student Loan Auth Series 99B-1 5.90%, 5/01/24	1,500	1,385,310
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) MBIA Series 03A 5.00%, 7/01/25	2,400	2,423,568
Arizona Trnsp Brd Highway 5.00%, 7/01/20	5,000	5,426,000
Series 04B 5.00%, 7/01/24	4,300	4,460,132
Arizona Wtr Infra Fin Auth (Arizona SRF) Series 06A 5.00%, 10/01/24	4,000	4,230,280
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	405	274,712

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	25

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Estrella Mtn CFD AZ Desert Vlg 7.375%, 7/01/27	$1,396	$1,092,942
Estrella Mtn CFD AZ Golf Vlg Series 01A 7.875%, 7/01/25	2,880	2,396,707
Gilbert AZ Wtr Res Mun Corp (Gilbert AZ Wastewater Sys) Series 04 4.90%, 4/01/19	2,500	2,427,800
Glendale AZ IDA(Prerefunded) Series 01A 5.875%, 5/15/31	3,770	4,198,461
Glendale AZ IDA (John C Lincoln Hlth Ctr) Series 05B 5.25%, 12/01/22	1,000	853,060
Goodyear AZ CFD #1 (Goodyear AZ CFD #1 Palm Valley) Series 96C 7.25%, 7/01/16	1,481	1,437,888
Goodyear AZ IDA (Litchfield Park Svc Company) Series 99 5.95%, 10/01/23	3,160	2,486,794
Greater AZ Dev Auth MBIA Series 05A 5.00%, 8/01/21	1,600	1,690,416
MBIA Series 05B 5.00%, 8/01/25	4,320	4,380,523
Hassayampa CFD #2 AZ Series 00 7.50%, 7/01/24	645	518,328
Series 96 7.75%, 7/01/21	2,265	1,917,594
Maricopa Cnty AZ IDA SFMR GNMA/FNMA/FHLMC Series 01 5.63%, 3/01/33	435	427,896
Maricopa Cnty AZ USD #89 GO 6.25%, 7/01/26	3,700	3,967,880
Mesa AZ IDA(Prerefunded) MBIA Series 99A 5.75%, 1/01/25(b)	15,000	15,693,150
Mohave Cnty AZ IDA (Mohave Correctional Fac Prog) 8.00%, 5/01/25	2,000	2,101,400

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nogales AZ Mun Dev Auth Lease (Nogales AZ Lease) AMBAC Series 05 5.00%, 6/01/27	$1,000	$833,270
Northern Arizona Univ COP (No Arizona Univ COP Rsch Fac) AMBAC Series 04 5.125%, 9/01/21-9/01/24	7,140	7,282,452
Phoenix AZ Civic Impt Corp (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/26	4,080	4,179,838
Phoenix AZ Civic Impt Corp (Phoenix AZ Transit Excise Tax) FGIC Series 05A 5.00%, 7/01/23	5,500	5,723,795
Phoenix AZ IDA (Phoenix AZ Lease – Capital Mall) AMBAC Series 05 5.00%, 9/15/25	5,935	5,843,304
Pima Cnty AZ IDA (Horizon Learning Ctr) Series 05 5.125%, 6/01/20	1,500	1,191,045
Pima Cnty AZ IDA MFHR(Prerefunded) GNMA Series 99 7.00%, 12/20/31	1,290	1,502,037
Pima Cnty AZ IDA SFMR GNMA/FNMA Series 99B-1 6.10%, 5/01/31	65	65,183
Pinal Cnty AZ COP AMBAC Series 01 5.125%, 6/01/21	1,000	1,011,410
Series 04 5.00%, 12/01/24	3,780	3,441,312
Pinal Cnty AZ IDA (Florence West Prison Proj) ACA Series 06A 5.25%, 10/01/22	1,400	1,118,250
Queen Creek AZ Id# 1 5.00%, 1/01/26	600	469,260
Salt Verde Fin Corp Gas (Citigroup Inc) 5.25%, 12/01/22-12/01/23	1,165	851,387
Scottsdale AZ IDA (Scottsdale Healthcare) 5.00%, 9/01/23	500	437,630

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	27

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Show Low AZ ID #6 ACA Series 00 6.00%, 1/01/18	$955	$800,767
Show Low AZ IDA (Navapache Reg Medical Ctr) RADIAN Series 05 5.00%, 12/01/25	1,415	1,057,430
Stoneridge CFD AZ Series 01 6.75%, 7/15/26	1,650	1,299,557
Sundance AZ CFD #1 Series 02 7.75%, 7/01/22	1,742	1,459,500
Tempe AZ Excise Tax 5.00%, 7/01/24	1,035	1,074,237
Tolleson AZ IDA MFHR (Copper Cove Apts) GNMA Series 01A 5.50%, 11/20/41	5,825	5,464,899
Tucson & Pima Cnty AZ IDA SFMR GNMA/FNMA Series 02A 5.50%, 1/01/35	330	331,165
GNMA/FNMA/FHLMC Series 01A-1 6.35%, 1/01/34(b)	440	441,452
Tucson AZ Arpt Auth AMBAC Series 01 5.35%, 6/01/31	6,475	5,528,031
Tucson AZ COP MBIA Series 04A 5.00%, 7/01/23-7/01/24	6,100	6,293,396
Tucson AZ IDA (Univ of Az/Marshall Foundation) AMBAC Series 02A 5.00%, 7/15/32	1,000	857,950
Univ Medicine & Dentistry NJ 5.00%, 7/01/35	3,500	2,536,205
Univ of Arizona COP AMBAC 5.00%, 6/01/12	3,040	3,270,462
5.25%, 6/01/14-6/01/15	5,000	5,421,860
Univ of Arizona COP (Univ of Arizona COP Rsch Infra) AMBAC Series 05A 5.00%, 9/01/23	2,000	2,040,920

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Yavapai Cnty AZ IDA (Yavapai Regional Med Ctr) RADIAN Series 03A 5.25%, 8/01/21	$4,000	$3,244,760

		164,094,255

California – 1.4%
California Statewide CDA (Enloe Med Ctr) 6.25%, 8/15/28	2,155	2,119,206
Series A 5.375%, 8/15/20	740	744,003

		2,863,209

District Of Columbia – 1.0%
District of Columbia (Income Tax Secured Rev. Bonds) 5.25%, 12/01/26	2,040	2,110,604

Florida – 0.8%
Double Branch CDD FL Series 02A 6.70%, 5/01/34	955	921,288
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	460	317,014
Series 02B 6.625%, 5/01/33	195	130,114
Series 99B 5.80%, 5/01/21	400	279,088

		1,647,504

Puerto Rico – 13.6%
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series 06A 5.00%, 7/01/18	6,000	5,252,040
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20-7/01/22	6,400	5,648,309
Puerto Rico GO 5.25%, 7/01/23	575	489,354
FGIC Series 02A (Prerefunded) 5.00%, 7/01/32	2,500	2,803,925
Series 01A 5.50%, 7/01/19	500	463,355
Series 03A 5.25%, 7/01/23	500	425,525
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	473,745

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	29

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico HFA(Prerefunded) 5.00%, 12/01/17	$3,015	$3,394,076
Puerto Rico HFA MFHR 5.00%, 12/01/17	1,855	1,870,990
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	385	367,825
Puerto Rico Hwy & Trnsp Auth(Prerefunded) FSA 5.00%, 7/01/32	1,385	1,553,374
5.00%, 7/01/32	2,015	1,820,250
Puerto Rico Ind Tour Edl Med (Ascension Health) Series 00A 6.125%, 11/15/30	1,500	1,517,715
Univ of Puerto Rico 5.00%, 6/01/18	1,855	1,661,357

		27,741,840

Texas – 0.7%
Texas Turnpike Auth (Texas Turnpike) AMBAC Series 02A 5.50%, 8/15/39	1,750	1,535,345

Total Long-Term Municipal Bonds (cost $208,547,450)		199,992,757

Short-Term Municipal Notes – 0.8%
Alaska – 0.1%
Valdez AK Marine Terminal (Exxon Mobil Corporation) 0.15%, 12/01/33(c)	300	300,000

Mississippi – 0.1%
Mississippi Business Fin Corp (Chevron USA Inc.) 0.25%, 12/01/30(c)	200	200,000

Tennessee – 0.6%
Chattanooga TN Hlth Ed & Hsg Fac Brd (Siskin Rehab) Zero Coupon, 6/01/28(c)	1,200	1,200,000

Total Short-Term Municipal Notes (cost $1,700,000)		1,700,000

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

U.S. $ Value

Total Investments – 98.6% (cost $210,247,450)	$201,692,757
Other assets less liabilities – 1.4%	2,772,712

Net Assets – 100.0%	$204,465,469

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$1,440	2/12/12	SIFMA	*	3.548%		$92,359
Merrill Lynch	1,000	8/09/26	4.0632%		SIFMA	*	(126,576)

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of March 31, 2009, the Portfolio held 46.4% of net assets in insured bonds (of this amount 9.8% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

FGIC – Financial Guaranty Insurance Company

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

USD – Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	31

Arizona Portfolio—Portfolio of Investments

FLORIDA PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.6%
Long-Term Municipal Bonds – 93.8%
Florida – 39.9%
Beacon Tradeport CDD FL Series 02B 7.25%, 5/01/33	$855	$854,923
Bonnet Creek Resort CDD FL Series 02 7.25%, 5/01/18	2,000	1,722,440
Capital Trust Agy FL (Cargo Acquisition Group) Series 02 6.25%, 1/01/19	480	403,699
Series 03 5.75%, 1/01/32	2,000	1,309,800
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11	700	535,024
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,240	1,780,979
Dade Cnty FL HFA MFHR (Golden Lakes Apts) Series 97A 6.00%, 11/01/32	250	232,900
6.05%, 11/01/39	750	699,743
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	345	237,760
Series 02B 6.625%, 5/01/33	145	96,751
Florida HFC MFHR (Mystic Pointe Ii Apts) GNMA Series 00 6.30%, 12/01/41	1,165	1,167,516
Florida HFC MFHR (Sable Chase Apts) FSA Series 00 6.00%, 5/01/40	3,650	3,501,262
Florida HFC MFHR (Spring Harbor Apts) Series 99C-1 5.90%, 8/01/39	2,540	2,234,057
Florida HFC MFHR (Waverly Apts) FSA Series 00C-1 6.50%, 7/01/40	2,790	2,822,476

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hamal CDD FL(Prerefunded) Series 01 6.65%, 5/01/21	$1,100	$1,233,133
Highlands Cnty FL Hlth Facs Auth(Prerefunded) Series 01A 6.00%, 11/15/31	2,000	2,235,000
Indian Trace Dev Dist FL MBIA Series 05 5.00%, 5/01/22	680	623,655
Jacksonville FL Excise Tax AMBAC Series 02B 5.00%, 10/01/26	3,925	3,839,945
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) FSA Series 00A 6.00%, 10/01/32	9,500	9,108,030
Manatee Cnty FL HFA SFMR (Manatee Cnty FL HFA) GNMA Series 99 6.25%, 11/01/28	230	230,534
Marshall Creek CDD FL Series 02A 6.625%, 5/01/32	900	625,104
Miami Beach FL Hlth Fac Auth (MT Sinai Medical Center FL) Series 01A 6.80%, 11/15/31	1,600	1,016,496
Miami-Dade Cnty FL HFA SFMR (Miami-Dade Cnty FL HFA) GNMA/FNMA Series 00A-1 6.00%, 10/01/32	665	667,979
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	2,450	2,285,287
No Palm Beach Cnty FL ID #27-b Series 02 6.40%, 8/01/32	1,075	760,477
No Palm Beach Cnty FL ID #43(Prerefunded) 6.125%, 8/01/31	1,000	1,116,030
North Broward FL Hosp Dist(Prerefunded) Series 01 6.00%, 1/15/31	1,700	1,861,432
Orange Cnty FL HFA MFHR (Loma Vista Apts) Series 99G 5.50%, 3/01/32	2,000	1,846,760

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	33

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Palm Beach Cnty FL(Prerefunded) 6.10%, 8/01/21	$510	$568,885
6.10%, 8/01/21	75	63,845
Preserve at Wilderness CDD FL Series 02A 7.10%, 5/01/33	1,405	1,199,589
Tallahassee FL Hlth Fac (Tallahassee Mem Med Ctr) Series 00 6.375%, 12/01/30	2,750	2,312,915
Tampa FL (Univ of Tampa FL) RADIAN Series 02 5.625%, 4/01/32	3,175	2,506,980
Village Ctr CDD FL MBIA 5.125%, 10/01/28	1,000	851,210
Volusia Cnty FL Ed Fac Auth (Embry-Riddle Aeronautical Univ) Series 99A 5.75%, 10/15/29	2,000	1,637,960
Waterlefe CDD FL Series 01 6.95%, 5/01/31	645	528,526
West Palm Beach CDD FL 5.00%, 3/01/25-3/01/29	3,640	2,880,114

		57,599,216

Arizona – 1.7%
Arizona Hlth Fac Auth (Phoenix Childrens Hospital) 1.57%, 2/01/42(a)	1,250	962,450
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	295	200,099
Queen Creek AZ Id# 1 5.00%, 1/01/26	600	469,260
Salt Verde Fin Corp Gas (Citigroup Inc) 5.25%, 12/01/23	1,125	815,107

		2,446,916

California – 1.6%
California Statewide CDA (Enloe Med Ctr) 5.50%, 8/15/23	80	77,752
6.25%, 8/15/28	1,715	1,686,514

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.375%, 8/15/20	$510	$512,759

		2,277,025

Colorado – 0.4%
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	700	614,961

District Of Columbia – 5.5%
District of Columbia GO FSA Series 2007C 5.00%, 6/01/23	3,205	3,370,346
Washington DC Conv Ctr Ded Tax AMBAC 5.00%, 10/01/23	5,000	4,574,300

		7,944,646

Illinois – 1.1%
Chicago IL Tax Increment (Diversey/Narragansett Proj) 7.46%, 2/15/26	830	658,564
Hampshire IL SSA 5.80%, 3/01/26	775	513,313
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	650	433,465

		1,605,342

Indiana – 4.7%
Franklin Twp IN Sch Bldg Corp 5.00%, 7/15/21-7/15/22	6,625	6,843,849

Iowa – 0.1%
Coralville IA BANS Series 07C 5.00%, 6/01/18	100	99,196

Kansas – 0.2%
Lenexa KS Hlth Care Fac (Lakeview Village Inc) 5.25%, 5/15/22	390	267,801

Louisiana – 3.3%
Lafayette LA Communications XLCA 5.25%, 11/01/20	2,215	2,260,895
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	1,130	1,011,395

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	35

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Orleans LA GO RADIAN 5.00%, 12/01/18	$1,550	$1,474,546

		4,746,836

Michigan – 1.9%
Detroit MI Wtr Supply Sys FSA Series 2006A 5.00%, 7/01/24	2,975	2,837,139

Minnesota – 1.8%
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	1,350	1,219,023
St. Paul MN Hsg & Redev Auth (Healtheast) Series 05 6.00%, 11/15/25	500	393,485
Western MN Mun Pwr Agy FSA 5.00%, 1/01/17	900	966,195

		2,578,703

Missouri – 2.4%
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 08C 5.00%, 4/01/28	3,500	3,315,060
Riverside MO IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	160	125,978

		3,441,038

Nevada – 1.5%
Clark Cnty NV GO AMBAC Series 2006 5.00%, 11/01/23	2,250	2,195,325

New Mexico – 2.6%
Clayton NM Jail Proj CIFG 5.00%, 11/01/26	4,620	3,780,269

New York – 0.3%
New York St Dormitory Auth (Orange Regl Med Ctr) Series 2008 6.50%, 12/01/21	460	398,392

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Liberty Corp (National Sports Museum Proj) 6.125%, 2/15/19(b)(c)	$440	$1,760

		400,152

North Dakota – 0.4%
Ward Cnty ND Hlth (Ward Cnty ND Hlth Care Fac) 5.125%, 7/01/20	685	557,371

Ohio – 1.8%
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	3,000	2,552,190

Pennsylvania – 0.7%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	1,300	990,093

Puerto Rico – 2.2%
Puerto Rico GO 5.25%, 7/01/23	600	510,630
Series 01A 5.50%, 7/01/19	500	463,355
Series 04A 5.25%, 7/01/19	960	867,658
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	695	663,996
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	730	622,763

		3,128,402

South Carolina – 0.6%
SCAGO Edl Facs Corp (Calhoun Sch Proj) RADIAN 5.00%, 12/01/21	945	903,902

Tennessee – 0.3%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	725	482,081

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	37

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 6.8%
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	$150	$106,057
Camino Real Regl Mob Auth 5.00%, 2/15/22	1,270	1,249,820
Magnolia TX ISD GO 5.00%, 8/15/20	6,165	6,806,900
North Texas Hgr Ed Auth FSA Series 07 5.00%, 9/01/24	250	216,867
Tyler TX Hlth Fac Dev Corp (Mother Frances Hosp Reg Hlth) 5.25%, 7/01/26	2,000	1,467,560

		9,847,204

Washington – 11.2%
Energy Northwest WA (Bonneville Power Admin) AMBAC 5.00%, 7/01/21	3,625	3,760,720
King Cnty WA SD #414 GO MBIA SCH BD GTY 5.00%, 12/01/24	4,500	4,694,535
Spokane WA GO AMBAC 5.00%, 12/01/22	2,390	2,492,220
Washington St GO AMBAC 5.00%, 1/01/24	5,000	5,179,000

		16,126,475

Wisconsin – 0.8%
Wisconsin Hlth & Ed Fac Auth MBIA 5.25%, 8/15/20	1,600	1,244,176

Total Long-Term Municipal Bonds (cost $149,509,904)		135,510,308

Short-Term Municipal Notes – 0.8%
Florida – 0.2%
Jacksonville FL Hlth Fac (Baptist Medical Center) 0.30%, 8/15/34(d)	300	300,000

North Carolina – 0.1%
North Carolina Med Care Comm (Iredell Memorial Hospital) 0.35%, 10/01/37(d)	100	100,000

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio – 0.5%
Ohio Hgr Edl Fac Commn (Case Western Reserve Univ) Series 2008B-2 0.30%, 12/01/44(d)	$700	$700,000

Total Short-Term Municipal Notes (cost $1,100,000)		1,100,000

Total Investments – 94.6% (cost $150,609,904)		136,610,308
Other assets less liabilities – 5.4%		7,766,715

Net Assets – 100.0%		$144,377,023

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$1,540	2/12/12	SIFMA	*	3.548%	$98,772
Merrill Lynch	5,300	10/21/16	SIFMA	*	4.1285%	650,482

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of March 31, 2009, the Portfolio held 47.7% of net assets in insured bonds (of this amount 0.0% represents the Portfolio’s holding in pre-refunded insured bonds). 20.0% of the Portfolio’s insured bonds were insured by AMBAC.

Glossary:

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

BAN – Bond Anticipation Note

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

FNMA – Federal National Mortgage Association.

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	39

Florida Portfolio—Portfolio of Investments

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

ID – Improvement District

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

MASSACHUSETTS PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.1%
Long-Term Municipal Bonds – 97.4%
Massachusetts – 73.2%
Boston MA Wtr & Swr Comm 5.00%, 11/01/26	$2,000	$2,063,860
Fall River MA GO FSA 5.00%, 7/15/28	5,085	5,156,292
Massachusetts Bay Trnsp Auth(Prerefunded) Series 04A 5.25%, 7/01/21	2,000	2,312,320
Massachusetts Dev Fin Agy(Prerefunded) Series 99B 6.75%, 7/01/30	3,350	3,540,045
Massachusetts Dev Fin Agy (Boston Architectural College) ACA 5.00%, 1/01/27	1,750	1,203,475
Massachusetts Dev Fin Agy (Brandeis Univ) 5.00%, 10/01/26-10/01/27	3,300	3,320,728
Massachusetts Dev Fin Agy (MA Biomedical Research Corp) Series 00C 6.25%, 8/01/20	3,000	3,107,190
Massachusetts Dev Fin Agy (Massachusetts Clg of Pharmacy) ASSURED GTY Series 05D 5.00%, 7/01/24	3,500	3,584,525
Massachusetts Dev Fin Agy (Massachusetts St) 5.00%, 9/01/21-9/01/22	6,000	6,525,660
Massachusetts Ed Fin Auth (Massachusetts Student Ln Prog) MBIA Series 00G 6.00%, 12/01/16	800	770,664
Massachusetts GO AMBAC 5.00%, 5/01/23	2,635	2,685,197
FSA Series 05A 5.00%, 3/01/17	5,000	5,526,450
Series 02C (Prerefunded) 5.25%, 11/01/30	3,075	3,444,369
Massachusetts HFA MFHR (Massachusetts HFA) AMBAC Series 95E 6.00%, 7/01/41	4,125	4,078,140

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	41

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBIA Series 00H 6.65%, 7/01/41	$4,655	$4,684,094
Massachusetts Hlth & Ed Facs Auth (Prerefunded) 5.25%, 6/01/26	1,905	1,918,640
5.75%, 7/01/32	3,835	4,261,145
6.00%, 7/01/31	545	618,771
FGIC 5.00%, 5/15/25	80	87,928
MBIA Series 02C 5.25%, 10/01/31	6,440	7,196,185
Series 00E 6.75%, 7/01/30	4,335	4,613,784
Massachusetts Hlth & Ed Facs Auth (Berkshire Health Sys) RADIAN Series 01E 5.70%, 10/01/25	4,000	3,338,240
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	2,600	1,684,046
Massachusetts Hlth & Ed Facs Auth (Caregroup Inc) 5.375%, 7/01/25	1,000	853,290
Massachusetts Hlth & Ed Facs Auth (Covenant Health Sys) 6.00%, 7/01/31	1,955	1,795,550
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) 5.25%, 11/15/23	2,000	2,218,100
Massachusetts Hlth & Ed Facs Auth (Massachusetts Inst of Tech) 5.75%, 7/01/26	6,500	7,207,005
Massachusetts Hlth & Ed Facs Auth (Milford Reg Med Ctr) 5.00%, 7/15/22	1,220	893,138
Massachusetts Hlth & Ed Facs Auth (New England Medical Ctr Hosp) FGIC 5.00%, 5/15/25	1,920	1,403,194
Massachusetts Hlth & Ed Facs Auth (Partners Healthcare Sys) 5.00%, 7/01/27	2,000	1,873,760
5.75%, 7/01/32	165	164,983
Massachusetts Hlth & Ed Facs Auth (Woods Hole Oceanographic) 5.375%, 6/01/27	3,060	3,089,529

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Ind Fin Agy (Heights Crossing Proj) FHA Series 95 6.15%, 2/01/35	$6,000	$5,825,760
Massachusetts Port Auth (US Airways) MBIA Series 96A 5.875%, 9/01/23	2,000	1,474,720
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) MBIA Series 05A 5.00%, 8/15/19	7,000	7,581,840
Massachusetts Spl Obl (Massachusetts Fed Hwy Grant) FSA Series 05A 5.00%, 6/01/23	1,500	1,539,870
Massachusetts Wtr Poll Abatmnt(Prerefunded) 5.00%, 8/01/24	4,875	5,599,864
5.00%, 8/01/20-8/01/24	3,125	3,397,982
Springfield MA GO 5.00%, 8/01/19	3,000	3,210,180
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) 5.00%, 5/01/26-5/01/27	6,000	5,825,512

		129,676,025

Alabama – 0.0%
Hlth Care Auth Baptist Hlth AL ASSURED GTY Series B 4.00%, 11/15/37(a)	50	50,000

Arizona – 1.2%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	345	234,013
Goodyear AZ IDA (Litchfield Park Svc Company) Series 01 6.75%, 10/01/31	1,160	983,309
Stoneridge CFD AZ Series 01 6.75%, 7/15/26	1,265	996,327

		2,213,649

California – 2.4%
California Statewide CDA (Enloe Med Ctr) 5.50%, 8/15/23	360	349,884

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	43

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

6.25%, 8/15/28	$1,055	$1,037,476
Southern CA Pub Pwr Auth 5.00%, 7/01/23	2,800	2,858,268

		4,245,628

Colorado – 0.2%
Murphy Creek Met Dist CO Series 06 6.00%, 12/01/26	500	309,630

District Of Columbia – 2.1%
District of Columbia (Income Tax Secured Rev. Bonds) 5.25%, 12/01/26	3,575	3,698,731

Florida – 1.0%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	1,750	1,391,390
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	360	248,097
Series 02B 6.625%, 5/01/33	155	103,424

		1,742,911

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	358,920

Illinois – 0.3%
Bolingbrook IL Sales Tax 6.25%, 1/01/24	500	333,370
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	390	260,114

		593,484

Nevada – 0.8%
Clark Cnty NV SID No.142 (Clark Cnty NV SID No.142 Mtns Edg) Series 03 6.10%, 8/01/18	970	769,928
Nevada GO Series 2007B 5.00%, 12/01/25	620	606,248

		1,376,176

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York – 2.1%
New York NY GO 5.00%, 6/01/22-1/01/23	$3,685	$3,703,115

Ohio – 2.0%
Cleveland OH Inc Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	3,450	3,615,290

Pennsylvania – 0.2%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	350	266,564

Puerto Rico – 11.0%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	850	788,690
Series 08WW 5.375%, 7/01/23	2,065	1,844,706
XLCA Series 02-1 (Prerefunded) 5.25%, 7/01/22	3,200	3,617,760
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	463,355
Series 06A 5.25%, 7/01/22	500	430,295
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	473,745
Puerto Rico HFA(Prerefunded) 5.00%, 12/01/20	1,045	1,176,388
Puerto Rico HFA MFHR 5.00%, 12/01/20	695	685,896
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	465	444,256
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03 5.25%, 7/01/14	4,225	4,132,641
FGIC Series 03G 5.25%, 7/01/14	4,410	4,248,373
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	275	232,397

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	45

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	$1,025	$874,428

		19,412,930

Washington – 0.7%
Washington St GO FSA 5.00%, 7/01/28	1,245	1,259,542

Total Long-Term Municipal Bonds (cost $174,636,790)		172,522,595

Short-term Municipal Notes – 0.7%
Massachusetts – 0.7%
Massachusetts Dev Fin Agy (Boston University) 0.25%, 10/01/42(b) (cost $1,300,000)	1,300	1,300,000

Total Investments – 98.1% (cost $175,936,790)		173,822,595
Other assets less liabilities – 1.9%		3,397,121

Net Assets – 100.0%		$177,219,716

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$5,100	10/01/16	SIFMA	*	4.1475%	$641,292
Citibank	8,000	12/01/17	SIFMA	*	3.7920%	773,198

(a)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2009 and the aggregate market value of this security amounted to $50,000 or 0.0% of net assets.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of March 31, 2009, the Portfolio held 39.0% of net assets in insured bonds (of this amount 6.2% represents the Portfolio’s holding in pre-refunded insured bonds).

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

Glossary:

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

ASSURED GTY – Assured Guaranty Ltd.

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

FGIC – Financial Guaranty Insurance Company

FHA – Federal Housing Administration

FSA – Financial Security Assurance Inc.

GO – General Obligation

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	47

Massachusetts Portfolio—Portfolio of Investments

MICHIGAN PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.2%
Long-Term Municipal Bonds – 95.4%
Michigan – 65.6%
Allen Park MI Pub SD GO(Prerefunded) Q-SBLF Series 03 5.00%, 5/01/16-5/01/22	$8,630	$9,692,871
Cedar Springs MI SD GO(Prerefunded) Q-SBLF Series 03 5.00%, 5/01/28	1,835	2,068,706
Detroit MI GO AMBAC Series 04A-1 5.25%, 4/01/22	1,330	1,116,429
Detroit MI SD GO(Prerefunded) FSA Series 01A 5.125%, 5/01/31	2,900	3,222,422
Detroit MI Wtr Supply Sys(Prerefunded) FGIC Series 01B 5.50%, 7/01/33	3,550	3,920,691
FSA Series 2006A 5.00%, 7/01/24	1,885	1,797,649
Dexter Cmnty Sch MI GO 5.00%, 5/01/25	4,500	4,516,110
Genesee Cnty MI Wtr Supply GO AMBAC Series 04 5.00%, 11/01/26	3,000	2,904,420
Kalamazoo MI Fin Auth FGIC Series 94A 9.088%, 6/01/11(a)	1,660	1,670,126
Kent MI Hosp Fin Auth (Kent Metropolitan Hospital) Series 05A 5.75%, 7/01/25	210	157,206
Lansing MI Brd Wtr & Lt (Lansing MI Brd Wtr & Lt MI) FSA Series 03A 5.00%, 7/01/25	2,200	2,242,768
Michigan Hda MFHR (Arbor Pointe Apts) GNMA Series 99 5.40%, 6/20/40	1,810	1,785,637
Michigan Hda MFHR (Danbury Manor Apts) FNMA Series 02A 5.30%, 6/01/35	2,490	2,450,857
Michigan Hda MFHR (Michigan Hda) AMBAC Series 97A 6.10%, 10/01/33	1,795	1,705,053

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GNMA Series 02A 5.50%, 10/20/43	$1,950	$1,827,306
Michigan Hgr Ed Fac Auth (Hope College) Series 02A 5.90%, 4/01/32	1,465	1,320,595
Michigan Hgr Ed Stud Loan Auth (Michigan Hgr Ed Stud Loan Prog) AMBAC Series 17G 5.20%, 9/01/20	3,500	2,792,055
Michigan Highway Fed Grant FSA 5.25%, 9/15/26	3,500	3,499,895
Michigan Hosp Fin Auth (Chelsea Community Hospital) 5.00%, 5/15/25	415	286,238
Michigan Hosp Fin Auth (Crittenton Hosp Medical Ctr) Series 02A 5.625%, 3/01/27	1,250	1,130,462
Michigan Hosp Fin Auth (Trinity Health Credit Group) Series 00A 6.00%, 12/01/27	1,485	1,518,145
Michigan Strategic Fund (Detroit Edison Company) XLCA Series 02C 5.45%, 12/15/32	3,000	2,008,050
Michigan Strategic Fund (Friendship Associates) GNMA Series 02 A 5.20%, 12/20/22	3,000	2,985,210
Michigan Trunk Line Spl Tax(Prerefunded) FSA Series 01A 5.25%, 11/01/30	4,000	4,403,520
North Muskegon SD MI GO(Prerefunded) Q-SBLF Series 03 5.25%, 5/01/28	1,500	1,705,740
Olivet Comnty Schs MI GO(Prerefunded) Q-SBLF Series 02 5.125%, 5/01/ 28	1,065	1,204,153
Ovid Elsie Area Schools MI GO(Prerefunded) Q-SBLF Series 02 5.00%, 5/01/25	2,650	2,984,721
Plymouth MI Ed Ctr Charter Sch Series 05 5.125%, 11/01/18	1,050	849,996

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	49

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) Series 00F 6.50%, 7/01/30	$1,770	$1,733,874
Southfield MI Lib Bldg Auth MBIA 5.00%, 5/01/25	3,340	3,411,777

		72,912,682

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	215	145,835

California – 1.0%
California Hlth Fac Fin Auth (Sutter Health) Series 00A 6.25%, 8/15/35	1,100	1,107,326

District Of Columbia – 2.1%
District of Columbia (Income Tax Secured Rev. Bonds) 5.25%, 12/01/26	2,230	2,307,180

Florida – 2.8%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	1,835	1,458,972
Double Branch CDD FL Series 02A 6.70%, 5/01/34	945	911,642
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	240	165,398
Series 02B 6.625%, 5/01/33	105	70,061
No Palm Beach Cnty FL ID #27-b Series 02 6.40%, 8/01/32	740	523,491

		3,129,564

Illinois – 0.8%
Antioch Vilage IL SSA #1 (Antioch IL SSA #1 – Deercrest) Series 03 6.625%, 3/01/33	500	326,780

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Antioch Vilage IL SSA #2 (Antioch IL SSA #2 – Clublands) Series 03 6.625%, 3/01/33	$500	$322,280
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	390	260,114

		909,174

Nevada – 0.6%
Nevada GO Series 2007B 5.00%, 12/01/25	620	606,248

New York – 2.2%
New York NY GO 5.00%, 6/01/22-1/01/23	2,380	2,391,618

Ohio – 1.9%
Cleveland OH Inc Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	2,050	2,148,215

Puerto Rico – 18.3%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	1,000	927,870
Series 08WW 5.375%, 7/01/23	1,120	1,000,518
XLCA Series 02-1 5.25%, 7/01/22	2,500	2,826,375
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	463,355
Series 06A 5.25%, 7/01/22	500	430,295
Puerto Rico HFA(Prerefunded) 5.00%, 12/01/17	1,945	2,189,545
Puerto Rico HFA MFHR 5.00%, 12/01/17	1,215	1,225,473
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	145	138,532
Puerto Rico HFC SFMR (Puerto Rico HFC) GNMA Series 01B 5.50%, 12/01/23	1,975	1,986,771
GNMA Series 01C 5.30%, 12/01/28	1,760	1,760,229

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	51

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Ind Tour Edl Med (Ascension Health) Series 00A 6.125%, 11/15/30	$3,000	$3,035,430
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	275	232,397
Puerto Rico Pub Fin Corp(Prerefunded) MBIA Series 01A 5.00%, 8/01/31	2,875	3,113,941
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	1,145	976,800

		20,307,531

Total Long-Term Municipal Bonds (cost $107,577,118)		105,965,373

Short-Term Municipal Notes – 2.8%
Michigan – 2.8%
Southfield MI EDA (Lawrence Tech Univ) 0.50%, 10/01/31-2/01/35(b)	2,635	2,635,000
Univ of Michigan Zero Coupon, 4/01/35(b)	500	500,000

Total Short-Term Municipal Notes (cost $3,135,000)		3,135,000

Total Investments – 98.2% (cost $110,712,118)		109,100,373
Other assets less liabilities – 1.8%		2,030,854

Net Assets – 100.0%		$111,131,227

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$6,200	10/01/16	SIFMA	*	4.1475%	$779,610

(a)	Inverse Floater Security—Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of March 31, 2009, the Portfolio held 41.2% of net assets in insured bonds (of this amount 17.2% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

CFD – Community Facilities District

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

ID – Improvement District

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

Q-SBLF – Qualified School Bond Loan Fund

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	53

Michigan Portfolio—Portfolio of Investments

MINNESOTA PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.5%
Long-Term Municipal Bonds – 89.6%
Minnesota – 89.6%
Bemidji MN Hlth Care Fac (North Country Hlth Svc) RADIAN Series 02 5.00%, 9/01/31	$1,500	$1,112,910
Brooklyn Park MN EDA MFHR (Brooks Landing Apts) FNMA Series 99A 5.50%, 7/01/19	1,355	1,308,456
Cass Lake MN ISD #115 GO FGIC 5.00%, 2/01/26	1,760	1,798,597
Chaska MN Elec Sys Series 05A 5.25%, 10/01/25	1,000	1,015,930
Farmington MN ISD #192 GO (Farmington MN ISD) FSA Series 05B 5.00%, 2/01/24	3,875	4,058,055
Golden Valley MN Hlth Fac (Covenant Retirement Cmntys) Series 99A 5.50%, 12/01/29	1,000	742,730
Hennepin Cnty MN Sales Tax (Ballpark Proj) 5.00%, 12/15/23	3,475	3,733,297
Maple Grove MN Hlth Care Sys (Maple Grove Hospital) 5.00%, 5/01/22	650	586,937
Metropolitan Council MN GO 5.00%, 3/01/22	5,000	5,377,250
Minneapolis MN CDA(Prerefunded) Series 01G-3 5.45%, 12/01/31	1,500	1,668,120
Minneapolis MN GO MBIA Series 02 5.25%, 12/01/26	2,000	2,071,840
Minneapolis MN Hlth Care Sys (Fairview Health Svc) AMBAC Series 05D 5.00%, 11/15/30	1,000	875,200
Minneapolis MN MFHR (Bottineau Commons Apts) GNMA Series 02 5.45%, 4/20/43	2,000	1,860,180

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minneapolis MN MFHR (Sumner Field Apts) GNMA Series 02 5.60%, 11/20/43	$2,505	$2,383,833
Minneapolis-St Paul MN Intl Arpt FGIC Series 00B 6.00%, 1/01/21	3,455	3,478,459
MBIA Series 03A 5.00%, 1/01/28	1,500	1,457,235
Minnesota Agr & Econ Dev Brd(Prerefunded) MBIA Series 99 5.125%, 2/15/29	4,000	4,187,000
Series 00A 6.375%, 11/15/29	1,700	1,859,970
Minnesota Agr & Econ Dev Brd (Evangelical Lutheran Good Sam) Series 02 6.00%, 2/01/22-2/01/27	2,880	2,782,652
Minnesota Agr & Econ Dev Brd (MN Small Business Loan Prog) Series 00D 7.25%, 8/01/20	950	895,394
Minnesota GO 5.00%, 6/01/21	3,000	3,342,480
Minnesota HFA SFMR (Minnesota HFA) Series 96F 6.30%, 1/01/28	350	350,318
Series 96G 6.25%, 7/01/26	455	455,591
Series 98H 6.05%, 7/01/31	1,400	1,398,138
Minnesota Hgr Ed Fac Auth(Prerefunded) Series 00-5D 6.75%, 5/01/26	1,000	1,063,160
Minnesota Hgr Ed Fac Auth (Hamline Univ) Series 99-5B 6.00%, 10/01/29	1,250	1,054,125
Minnesota Hgr Ed Fac Auth (St. Catherine College) 5.375%, 10/01/32	1,000	777,810
Minnesota Hgr Ed Fac Auth (Univ of St Thomas MN) Series 04-5 5.00%, 10/01/24	1,000	1,005,240
5.25%, 10/01/34	1,000	936,070

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	55

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota Mun Pwr Agy Elec 5.25%, 10/01/21	$3,000	$3,127,200
Series 04A 5.25%, 10/01/24	500	509,785
Minnetonka MN MFHR (Archer Heights Apts) GNMA Series 99A 5.30%, 1/20/27	1,620	1,532,164
No St Paul Maplewd MN ISD #622 FSA 5.00%, 8/01/20	3,425	3,781,371
Prior Lake MN ISD #719 GO FSA Series 05B 5.00%, 2/01/23	3,350	3,534,920
Shakopee MN Hlthcare Fac (St Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	600	509,508
Shoreview MN MFHR (Lexington Apts) GNMA Series 01A 5.55%, 8/20/42	1,445	1,365,467
St. Cloud MN Hosp FSA Series 00A 5.875%, 5/01/30	3,750	3,757,613
St. Paul MN Hsg & Redev Auth (Block 19 Ramp Parking Proj) FSA Series 02A 5.35%, 8/01/29	3,075	3,011,348
St. Paul MN Hsg & Redev Auth (Healtheast) Series 05 6.00%, 11/15/25	500	393,485
St. Paul MN Port Auth COP Series 03 5.00%, 12/01/23	1,000	1,039,070
St. Paul MN Port Auth Lease (St. Paul MN Port Lease off Bldg) Series 02 5.25%, 12/01/27	1,725	1,767,521
St. Paul MN Rec Facs (Highland National Proj) 5.00%, 10/01/20-10/01/25	2,750	2,925,865
Waconia MN Hlth Fac(Prerefunded) RADIAN Series 99A 6.125%, 1/01/29	3,415	3,545,726

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Western MN Mun Pwr Agy FSA 5.00%, 1/01/17	$700	$751,485
MBIA Series 03A 5.00%, 1/01/26-1/01/30	3,100	3,050,562
White Bear Lake MN MFHR (Renova Partners Proj) FNMA Series 01 5.60%, 10/01/30	1,000	975,600
Willmar MN GO FSA Series 02 5.00%, 2/01/32	2,000	2,001,920

Total Long-Term Municipal Bonds (cost $91,377,202)		91,217,587

Short-Term Municipal Notes – 8.9%
Minnesota – 5.2%
Cohasset MN PCR (Minnesota Pwr & Light Co.) 0.55%, 6/01/20(a)	3,000	3,000,000
Dakota Cnty MN CDA (Catholic Finance Corp) 0.47%, 1/01/12(a)	1,200	1,200,000
Minneapolis MN MFHR 0.42%, 11/01/31(a)	1,105	1,105,000

		5,305,000

Tennessee – 3.7%
Clarksville TN Pub Bldg Auth (Met Govt Nashville Dav TN) Series 2008 0.35%, 7/01/26(a)	3,800	3,800,000

Total Short-Term Municipal Notes (cost $9,105,000)		9,105,000

Total Investments – 98.5% (cost $100,482,202)		100,322,587
Other assets less liabilities – 1.5%		1,512,380

Net Assets – 100.0%		$101,834,967

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	57

Minnesota Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,500	8/01/16	SIFMA	*	4.0710%	$408,253

(a)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of March 31, 2009, the Portfolio held 41.7% of net assets in insured bonds (of this amount 7.6% represents the Portfolio’s holding in pre-refunded insured bonds). 20.5% of the Portfolio’s insured bonds were insured by FSA.

Glossary:

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

COP – Certificate of Participation

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

HFA – Housing Finance Authority

ISD – Independent School District

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

RADIAN – Radian Asset Assurance Inc.

SFMR – Single Family Mortgage Revenue

See notes to financial statements.

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

NEW JERSEY PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 95.9%
New Jersey – 77.4%
Bergen Cnty NJ Impt Auth (Bergen Cnty NJ GO) 5.00%, 12/15/17	$3,755	$4,351,069
Bergen Cnty NJ Impt Auth (Wyckoff Twnj NJ Brd Ed GO) Series 05 5.00%, 4/01/25	1,555	1,610,311
Higher Ed Student Assist NJ MBIA Series 00A 6.15%, 6/01/19	705	676,060
Hoboken NJ Parking Auth(Prerefunded) AMBAC Series 01A 5.30%, 5/01/27	3,700	4,106,149
Lafayette Yard NJ CDC(Prerefunded) MBIA Series 00 5.80%, 4/01/35	2,100	2,231,166
Landis NJ Swr Auth FGIC Series 93 8.38%, 9/19/19(a)	2,950	3,264,942
Middlesex Cnty NJ Impt Auth MFHR (Skyline Tower Apts) FNMA Series 01 5.25%, 7/01/21	750	754,350
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/24	2,200	1,748,692
New Jersey Ed Fac Auth(Prerefunded) 5.00%, 7/01/23	280	324,260
AMBAC Series 01D 5.00%, 7/01/31	1,000	1,084,810
AMBAC Series 02A 5.125%, 9/01/22	2,500	2,816,225
FGIC Series 04E 5.00%, 7/01/28	1,000	1,133,170
New Jersey Ed Fac Auth (Princeton Univ) 5.00%, 7/01/23	3,200	3,387,776
New Jersey Ed Fac Auth (Richard Stockton College) 5.50%, 7/01/23	3,500	3,726,625
New Jersey EDA(Prerefunded) Series 04-I 5.25%, 9/01/24	2,510	2,899,853

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	59

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (Hackensack Water Company) MBIA Series 94B 5.90%, 3/01/24	$4,000	$3,673,680
New Jersey EDA (Jersey Gardens Mall) Series 98B 6.50%, 4/01/28	4,500	3,938,310
New Jersey EDA (Masonic Charity Foundation NJ) Series 01 5.50%, 6/01/31	1,000	836,180
Series 02 5.25%, 6/01/24	540	468,428
New Jersey EDA (New Jersey American Water CO) FGIC 6.875%, 11/01/34	5,000	4,440,250
New Jersey EDA (New Jersey Lease Liberty St Pk) Series A 5.00%, 3/01/24	1,500	1,503,165
New Jersey EDA (New Jersey Lease Sch Fac) FSA 5.00%, 9/01/22	3,540	3,677,741
Series 05 5.25%, 3/01/25	3,300	3,341,613
New Jersey EDA (NUI Corporation) ACA Series 98A 5.25%, 11/01/33	2,200	1,694,264
New Jersey EDA (Public Service Elec & Gas) MBIA Series 94A 6.40%, 5/01/32	5,000	4,999,350
New Jersey Hlth Care Fac Fin Auth(Prerefunded) 5.75%, 7/01/25	900	1,023,120
RADIAN Series 04A 5.25%, 7/01/23	2,085	2,223,069
New Jersey Hlth Care Fac Fin Auth (AHS Hospital Corp) Series 08 5.125%, 7/01/22	1,000	943,950
New Jersey Hlth Care Fac Fin Auth (Atlantic City Med Ctr) 5.75%, 7/01/25	975	934,216

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Hlth Care Fac Fin Auth (Bayshore Community Hospital) RADIAN Series 02 5.125%, 7/01/32	$9,250	$5,946,640
New Jersey Hlth Care Fac Fin Auth (House of Good Shepherd) RADIAN Series 01A 5.20%, 7/01/31	1,350	846,666
New Jersey Hlth Care Fac Fin Auth (Kennedy Health Sys) Series 01 5.625%, 7/01/31	2,700	2,404,917
New Jersey Hlth Care Fac Fin Auth (Newton Memorial Hospital) FSA Series 01 5.00%, 7/01/26	1,500	1,479,420
New Jersey Hlth Care Fac Fin Auth (Palisades Med Ctr of New York) ACA Series 99 5.25%, 7/01/28	1,000	710,720
New Jersey Hlth Care Fac Fin Auth (Robert Wood Johnson Univ Hosp) Series 00 5.75%, 7/01/31	3,350	3,165,147
New Jersey Hlth Care Fac Fin Auth (Southern Ocean Cnty Hosp) RADIAN Series 01 5.125%, 7/01/31	4,500	3,347,595
New Jersey Hsg & Mtg Agy MFHR (New Jersey Hsg & Mtg Fin Agy) FSA Series 00A1 6.35%, 11/01/31	2,000	2,004,920
New Jersey Trnsp Trust Fd Auth(Prerefunded) Series 03C 5.50%, 6/15/24	3,750	4,333,425
New Jersey Trnsp Trust Fd Auth (New Jersey Transn Grant Antic) FGIC Series 06A 5.00%, 6/15/18	3,400	3,518,150
Newark NJ Hsg Auth Panynj Term(Prerefunded) MBIA Series 04 5.25%, 1/01/21-1/01/22	3,580	4,088,324
North Hudson Swr Auth NJ MBIA Series 01A Zero Coupon, 8/01/24	12,340	5,061,128

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	61

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port Authority of NY & NJ FGIC Series 02 5.25%, 5/15/37	$2,500	$2,243,350
Port Authority of NY & NJ (JFK Airport Intl Arrival Term) MBIA Series 97-6 5.75%, 12/01/22	7,675	6,603,954
Rutgers State Univ NJ GO 5.00%, 5/01/30	1,000	1,014,200
Salem Cnty NJ Poll Cntl Fin Auth PSEG Power LLC (Marine Terminal Rev. Bonds) Series 01A 5.75%, 4/01/31	1,500	1,184,265
South Jersey Port Corp NJ 5.20%, 1/01/23	1,000	934,190
Union Cnty NJ Impt Auth (Union Cnty NJ GO) MBIA Series 03A 5.25%, 8/15/23	2,885	2,906,060

		119,605,865

Alabama – 0.0%
Hlth Care Auth Baptist Hlth AL ASSURED GTY Series B 4.00%, 11/15/37(b)	50	50,000

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	310	210,273

California – 1.0%
California Statewide CDA (Enloe Med Ctr) 5.50%, 8/15/23	400	388,760
6.25%, 8/15/28	1,165	1,145,649

		1,534,409

District Of Columbia – 2.1%
District of Columbia (Income Tax Secured Rev. Bonds) 5.25%, 12/01/26	3,070	3,176,253

Florida – 2.8%
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,500	1,987,700

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Double Branch CDD FL Series 02A 6.70%, 5/01/34	$935	$901,994
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	360	248,097
Series 02B 6.625%, 5/01/33	155	103,424
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	210	165,476
No Palm Beach Cnty FL ID #27-b Series 02 6.40%, 8/01/32	1,240	877,201

		4,283,892

Guam – 0.3%
Guam Wtrworks Auth COP (Prerefunded) Series 05 6.00%, 7/01/25	500	417,030

Illinois – 0.7%
Antioch Vilage IL SSA #2 (Antioch IL SSA #2 – Clublands) Series 03 6.625%, 3/01/33	1,000	644,560
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	545	363,493

		1,008,053

New York – 0.6%
New York NY GO 5.00%, 6/01/22	950	957,325

Ohio – 2.3%
Cleveland OH Inc Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	3,000	3,143,730
Columbiana Cnty Port Auth OH (Apex Environmental Llc) Series 04A 7.125%, 8/01/25	500	421,050

		3,564,780

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	63

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 1.2%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	$420	$319,876
Delaware River Toll Brdg Auth PA Series 03 5.00%, 7/01/28	1,625	1,585,643

		1,905,519

Puerto Rico – 6.2%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	900	835,083
Series 08WW 5.375%, 7/01/23	2,165	1,934,038
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	463,355
Series 04A 5.25%, 7/01/19	710	641,705
Series 06A 5.25%, 7/01/22	500	430,295
Puerto Rico HFA(Prerefunded) 5.00%, 12/01/17	2,355	2,651,094
Puerto Rico HFA MFHR 5.00%, 12/01/17	1,310	1,321,292
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	305	291,394
Univ of Puerto Rico Series 06Q 5.00%, 6/01/20	1,260	1,049,731

		9,617,987

Texas – 0.6%
Camino Real Regl Mob Auth 5.00%, 2/15/22	905	890,620

Virginia – 0.6%
Broad Street CDA VA Series 03 7.50%, 6/01/33	1,200	913,380

Total Long-Term Municipal Bonds (cost $157,696,086)		148,135,386

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 2.5%
New Jersey – 1.6%
New Jersey Hlth Care Fac Fin Auth (Robert Wood Johnson Univ Hosp) 0.43%, 7/01/23(c)	$1,555	$1,555,000
New Jersey Hlth Care Fac Fin Auth (Southern Ocean Cnty Hosp) 0.45%, 7/01/36(c)	1,000	1,000,000

		2,555,000

New York – 0.9%
Port Authority of NY & NJ 0.15%, 6/01/20(c)	1,400	1,400,000

Total Short-Term Municipal Notes (cost $3,955,000)		3,955,000

Total Investments – 98.4% (cost $161,651,086)		152,090,386
Other assets less liabilities – 1.6%		2,432,377

Net Assets – 100.0%		$154,522,763

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,000	10/21/16	SIFMA	*	4.1285%	$368,197

(a)	Inverse Floater Security—Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2009 and the aggregate market value of this security amounted to $50,000 or 0.0% of net assets.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of March 31, 2009, the Portfolio held 49.6% of net assets in insured bonds (of this amount 11.4% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	65

New Jersey Portfolio—Portfolio of Investments

ASSURED GTY – Assured Guaranty Ltd.

CDA – Community Development Authority

CDC – Community Development Corporation

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GO – General Obligation

HFA – Housing Finance Authority

ID – Improvement District

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

SSA – Special Services Area

See notes to financial statements.

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

OHIO PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.1%
Long-Term Municipal Bonds – 98.6%
Ohio – 84.7%
Akron OH GO MBIA Series 02 5.00%, 12/01/23	$1,000	$1,007,910
Brookville OH Local SD GO(Prerefunded) FSA Series 03 5.00%, 12/01/26	2,000	2,289,680
Canton OH SD GO MBIA Series 04B 5.00%, 12/01/22-12/01/23	2,150	2,179,196
Central OH Solid Wst Auth AMBAC Series 04B 5.00%, 12/01/21	2,035	2,153,986
Cincinnati OH Tech College AMBAC Series 02 5.00%, 10/01/28	5,000	4,424,400
Cleveland OH GO(Prerefunded) AMBAC Series 04 5.25%, 12/01/24	1,200	1,397,940
MBIA Series 02 5.25%, 12/01/27(a)	4,380	4,993,156
Cleveland OH Inc Tax (Cleveland Police & Fire Pension) 5.25%, 5/15/24	2,500	2,619,775
Cleveland OH Pub Pwr Sys FGIC Series 06A 5.00%, 11/15/18	2,165	2,249,608
Cleveland OH Wtrworks MBIA 5.00%, 1/01/23	2,500	2,627,525
Columbiana Cnty Port Auth OH (Apex Environmental Llc) Series 04A 7.125%, 8/01/25	500	421,050
Columbus OH SD GO(Prerefunded) FGIC Series 03 5.00%, 12/01/24-12/01/25	4,730	5,354,407
Cuyahoga Cnty OH GO RADIAN Series 04 5.00%, 11/15/19	1,850	1,683,093
Cuyahoga Cnty OH Hosp (Uhhs/Csahs Cuyahoga & Canton) Series 00 7.50%, 1/01/30	1,900	1,698,980

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	67

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cuyahoga Cnty OH MFHR (Livingstone Park Apts) GNMA Series 02A 5.45%, 9/20/39	$1,500	$1,419,165
Cuyahoga Cnty OH MFHR (Longwood Apts) GNMA Series 01 5.60%, 1/20/43	3,620	3,446,131
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	2,000	1,701,460
Cuyahoga OH CCD 5.00%, 8/01/24	1,545	1,576,132
Dayton OH Arpt (James M Cox Dayton Intl Arpt) RADIAN Series 03A 5.00%, 12/01/23	1,280	1,268,109
Dayton OH SD COP Series 03 6.00%, 12/01/19-12/01/21	3,040	3,217,484
Delaware OH SD GO MBIA Series 04 5.00%, 12/01/19	1,340	1,419,743
Dublin OH SD GO FSA Series 03 5.00%, 12/01/22	1,500	1,570,275
Erie Cnty OH Hosp (Firelands Regional Med Ctr) Series 02A 5.625%, 8/15/32	1,500	1,205,925
Fairfield Cnty OH Hosp Fac (Fairfield Med Ctr) RADIAN Series 03 5.00%, 6/15/24	1,000	766,380
Franklin Cnty OH (Oclc Online Comp Lib Ctr Inc) Series 98A 5.20%, 10/01/20	2,800	2,800,084
Franklin Cnty OH MFHR (Agler Green Apts) GNMA Series 02A 5.65%, 5/20/32	770	755,332
5.80%, 5/20/44	1,150	1,127,932

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Greater Cleveland Rta OH (Gtr Cleveland Trnsp Spl Tax) MBIA Series 04 5.00%, 12/01/24	$1,350	$1,351,229
Grove City OH AD (Pinnacle Club AD) Series A 6.00%, 12/01/22	1,979	1,424,860
Hamilton Cnty Conv Fac Auth OH (Hamilton Cnty OH) FGIC Series 04 5.00%, 12/01/23	1,330	1,355,337
Hamilton Cnty OH Sales Tax(Prerefunded) AMBAC Series B 5.25%, 12/01/32	10,525	11,259,961
5.25%, 12/01/32	2,660	2,521,866
Hamilton OH SD GO MBIA 5.00%, 12/01/24	1,000	1,024,420
Lucas Cnty OH Hlth Fac MFHR (Altenheim Proj) GNMA Series 99 5.50%, 7/20/40	3,200	3,035,360
Madeira OH City SD GO(Prerefunded) MBIA Series 04 5.00%, 12/01/22-12/01/23	2,665	3,069,254
Oak Hills OH Local SD GO FSA Series 05 5.00%, 12/01/25	1,000	1,035,430
Ohio Bldg Auth (Ohio Lease Admin Bldg) FSA Series 05A 5.00%, 4/01/24	1,500	1,546,965
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) MBIA Series 04A 5.00%, 4/01/22	2,975	3,098,909
Ohio GO Series 04A 5.00%, 6/15/22	3,000	3,145,170
Ohio HFA SFMR (Ohio HFA) GNMA Series 02 5.375%, 9/01/33	1,380	1,248,458
GNMA Series 02-A2 5.60%, 9/01/34	150	139,608

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	69

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

GNMA Series 02-A3 5.50%, 9/01/34	$750	$746,025
Ohio Hgr Edl Fac Commn (Denison Univ) Series 04 5.00%, 11/01/21-11/01/24	3,440	3,546,070
Ohio State Univ MBIA Series 04 5.00%, 12/01/22	1,950	1,992,549
Ohio Swr & Solid Wst Fac (Anheuser-Busch Companies Inc) Series 01 5.50%, 11/01/35	3,000	2,244,270
Ohio Wtr Dev Auth (Anheuser-Busch Companies Inc) Series 99 6.00%, 8/01/38	2,250	2,248,200
Princeton OH City SD GO(Prerefunded) MBIA Series 03 5.00%, 12/01/24	1,600	1,835,616
Riversouth Auth OH Series 04A 5.25%, 12/01/21-12/01/22	2,000	2,082,780
Series 05A 5.00%, 12/01/24	3,590	3,661,046
Steubenville OH Hosp(Prerefunded) Series 00 6.50%, 10/01/30	2,500	2,711,275
Toledo OH City SD GO FGIC Series 03B 5.00%, 12/01/23	2,940	2,973,898
Toledo-Lucas Cnty OH Port Auth (Cargill Inc) Series 04B 4.50%, 12/01/15	2,500	2,442,200
Toledo-Lucas Cnty OH Port Auth (Crocker Park Proj) Series 03 5.375%, 12/01/35	2,000	1,471,480
Toledo-Lucas Cnty OH Port Auth (Csx Corporation Inc) Series 92 6.45%, 12/15/21	1,270	1,174,521
Univ of Cincinnati COP MBIA 5.00%, 6/01/24	4,470	4,519,304

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Youngstown OH GO FSA 5.00%, 12/01/25	$2,155	$2,214,694

		128,495,613

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	300	203,490

California – 0.0%
California GO 5.25%, 4/01/29	5	4,655

Florida – 2.1%
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	200	183,012
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,000	1,590,160
Double Branch CDD FL Series 02A 6.70%, 5/01/34	915	882,701
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	345	237,760
Series 02B 6.625%, 5/01/33	150	100,087
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	300	236,394

		3,230,114

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	358,920

Illinois – 0.7%
Antioch Vilage IL SSA #1 (Antioch IL SSA #1 – Deercrest) Series 03 6.625%, 3/01/33	977	638,528
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	559	372,831

		1,011,359

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	71

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 0.2%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	$425	$323,684

Puerto Rico – 10.6%
Children’s Trust Fd Puerto Rico(Prerefunded) Series 00 6.00%, 7/01/26	4,000	4,264,760
Puerto Rico Conv Ctr Dist Auth (Puerto Rico Hotel Occupancy Tax) AMBAC Series 06A 5.00%, 7/01/18-7/01/19	6,370	5,481,216
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20	2,530	2,257,469
5.375%, 7/01/24	1,030	907,234
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	463,355
Series 06A 5.25%, 7/01/22	500	430,295
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	473,745
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	375	358,271
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	375	316,905
Univ of Puerto Rico 5.00%, 6/01/22	1,350	1,086,912

		16,040,162

Total Long-Term Municipal Bonds (cost $154,122,472)		149,667,997

Short-Term Municipal Notes – 0.5%
Ohio – 0.2%
Ohio Hgr Edl Fac Commn (Case Western Reserve Univ) Series 08B-1 0.15%, 12/01/44(b)	200	200,000

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 0.3%
Orange Cnty Ed Fac Auth 0.35%, 5/01/31(b)	$500	$500,000

Total Short-Term Municipal Notes (cost $700,000)		700,000

Total Investments – 99.1% (cost $154,822,472)		150,367,997
Other assets less liabilities – 0.9%		1,384,302

Net Assets – 100.0%		$151,752,299

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$3,600	8/01/16	SIFMA	*	4.0710%	$419,917

(a)	Position, or a portion thereof, has been segregated to collateralize when issued and/or delayed delivery security.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of March 31, 2009, the Portfolio held 53.2% of net assets in insured bonds (of this amount 19.9% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

AMBAC – Ambac Assurance Corporation

CCD – Community College District

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	73

Ohio Portfolio—Portfolio of Investments

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

See notes to financial statements.

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

PENNSYLVANIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.8%
Long-Term Municipal Bonds – 92.6%
Pennsylvania – 72.2%
Allegheny Cnty PA Hgr Ed Auth (Thiel College) ACA Series 99A 5.375%, 11/15/19-11/15/29	$2,500	$1,944,390
Allegheny Cnty PA Hosp Dev Auth(Prerefunded) Series 00B 6.75%, 5/01/25	1,555	1,647,118
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) 5.00%, 11/15/28	200	115,632
Series 07A 5.00%, 11/15/17	800	609,288
Allegheny Cnty PA IDA(Prerefunded) Series 01 6.60%, 9/01/31	1,540	1,742,556
Allegheny Cnty PA IDA (Residential Resources Inc) 5.00%, 9/01/21	500	410,335
Allegheny Cnty PA IDA (USX Corporation) Series 98 5.50%, 12/01/29	2,680	2,086,192
Allegheny Cnty PA Redev Agy (Pittsburgh Mills Spl Tax) 5.60%, 7/01/23	1,500	1,105,455
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Sewer) MBIA Series 05A 5.00%, 12/01/24	7,490	7,574,038
Butler Cnty PA(Prerefunded) FGIC Series 03 5.25%, 7/15/26	1,625	1,862,299
Chester Upland SD PA GO 4.30%, 5/15/14	1,705	1,732,314
Coatesville PA SD GO 5.00%, 8/01/23	6,500	6,857,175
Crawford Cnty PA Hosp Auth (Wesbury United Meth Cmnty Res) Series 99 6.25%, 8/15/29	1,600	1,178,160

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	75

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Delaware Cnty PA Hgr Ed Auth (Eastern College) Series 99 5.625%, 10/01/28	$2,500	$1,904,550
Ephrata Area SD PA GO(Prerefunded) FGIC Series 05 5.00%, 3/01/22	1,000	1,147,220
Lancaster Area Swr Auth PA MBIA Series 04 5.00%, 4/01/22	1,330	1,358,848
Lehigh Northampton PA Arpt MBIA Series 00 6.00%, 5/15/30	4,400	4,041,884
Lycoming Cnty PA Auth (College of Technology) AMBAC Series 02 5.25%, 5/01/32	2,250	1,744,988
Mckean Cnty PA Hosp Auth (Bradford Hospital) ACA 5.00%, 10/01/17	1,205	768,501
Meadville PA GO XLCA 5.00%, 10/01/25	3,080	3,083,357
Montgomery Cnty PA Hgr Ed Fac (Abington Memorial Hospital) Series 02A 5.125%, 6/01/32	3,000	2,427,450
Montgomery Cnty PA IDA (Whitemarsh Ccrc) 6.00%, 2/01/21	130	91,627
New Wilmington PA Mun Auth (Westminster College) RADIAN 5.00%, 5/01/27	1,040	788,226
Pennsylvania Econ Dev Fin Auth (30th St Station Pkg Garage PA) ACA Series 02 5.875%, 6/01/33	2,085	1,601,468
Pennsylvania Econ Dev Fin Auth (Amtrak) Series 01A 6.375%, 11/01/41	3,000	2,179,200
Pennsylvania Hgr Ed Fac Auth (Dickinson College) RADIAN Series 03AA-1 5.00%, 11/01/26	1,000	868,710

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Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Hgr Ed Fac Auth (Univ of Pennsylvania Hlth Svcs) AMBAC Series 05A 5.00%, 8/15/20	$2,000	$2,016,140
Pennsylvania IDA (Pennsylvania IDA Econ Dev) Series 08A 5.50%, 7/01/23	1,060	1,099,559
Philadelphia PA IDA(Prerefunded) FSA Series 01B 5.25%, 10/01/30	8,000	8,890,400
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	350	252,091
Philadelphia PA IDA (Univ of Pennsylvania) 1.11%, 4/26/14(a)	2,000	1,889,480
Philadelphia PA SD GO(Prerefunded) FSA Series 03 5.25%, 6/01/26	5,000	5,688,450
Pittsburgh PA GO FSA Series 06C 5.25%, 9/01/17	5,000	5,262,850
Pittsburgh PA Pub Pkg Auth FGIC Series 05A 5.00%, 12/01/19	2,435	2,275,118
Pittsburgh PA Ur Redev Auth SFMR FHA Series 97A 6.25%, 10/01/28	745	746,497
Potter Cnty PA Hosp Auth (Charles Cole Memorial Hospital) RADIAN Series 96 6.05%, 8/01/24	4,340	4,200,773
South Central Gen Auth PA(Prerefunded) MBIA Series 01 5.25%, 5/15/31	3,905	4,276,053
5.25%, 5/15/31	795	832,166
South Central Gen Auth PA (Hanover Hospital) RADIAN 5.00%, 12/01/25	1,570	1,133,556
State Pub Sch Bldg Auth PA FGIC Series 05 5.00%, 5/15/26	2,025	1,961,496

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	77

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Susquehanna PA Arpt Fac (Aero Harrisburg LLC) Series 99 5.50%, 1/01/24	$3,490	$2,434,554
Wilkes-Barre PA Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	510	401,380

		94,231,544

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	265	179,749

District Of Columbia – 2.1%
District of Columbia (Income Tax Secured Rev. Bonds) 5.25%, 12/01/26	2,625	2,715,851

Florida – 3.1%
Collier Cnty FL IDA (Allete) Series 96 6.50%, 10/01/25	400	366,024
Crossings at Fleming Is CDD FL Series 00C 7.10%, 5/01/30	2,000	1,590,160
Double Branch CDD FL Series 02A 6.70%, 5/01/34	990	955,053
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	305	210,194
Series 02B 6.625%, 5/01/33	130	86,742
Hammock Bay CDD FL Series 04A 6.15%, 5/01/24	300	236,394
No Palm Beach Cnty FL ID #27-b Series 02 6.40%, 8/01/32	900	636,678

		4,081,245

Guam – 0.7%
Guam Intl Arpt Auth MBIA Series 03B 5.25%, 10/01/23	500	495,495
Guam Wtrworks Auth COP Series 05 6.00%, 7/01/25	500	417,030

		912,525

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Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 1.2%
Antioch Vilage IL SSA #1 (Antioch IL SSA #1 – Deercrest) Series 03 6.625%, 3/01/33	$1,000	$653,560
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	459	306,135
Yorkville IL Raintree Vlg SSA Series 03 6.875%, 3/01/33	800	578,592

		1,538,287

Puerto Rico – 10.0%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	800	692,976
5.375%, 7/01/24	1,530	1,347,639
Puerto Rico GO 5.25%, 7/01/23	500	425,525
Series 01A 5.50%, 7/01/19	500	463,355
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	180	171,970
Puerto Rico Hwy & Trnsp Auth(Prerefunded) FSA 5.00%, 7/01/27	2,260	2,534,748
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03 5.25%, 7/01/14	3,195	3,125,158
FGIC Series 03G 5.25%, 7/01/14	3,335	3,212,772
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	300	253,524
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	345	304,138
Univ of Puerto Rico 5.00%, 6/01/22	655	527,354

		13,059,159

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	79

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 0.6%
Camino Real Regl Mob Auth 5.00%, 2/15/22	$845	$831,573

Virgin Islands – 1.9%
Virgin Islands Pub Fin Auth (Virgin Islands PFA Gr Receipts) FSA Series 03 5.00%, 10/01/13-10/01/14	675	679,474
5.25%, 10/01/15-10/01/17	1,840	1,843,363

		2,522,837

Washington – 0.7%
Washington St GO FSA 5.00%, 7/01/28	920	930,746

Total Long-Term Municipal Bonds (cost $128,622,985)		121,003,516

Short-Term Municipal Notes – 1.2%
Colorado – 0.3%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog) Series A-14 0.50%, 2/01/25(b)	400	400,000

Florida – 0.6%
Jacksonville FL EDC (Methodist Hosp Jacksonville) 0.35%, 10/01/15(b)	800	800,000

Virginia – 0.3%
Virginia Small Business Fin Auth (Virginia St Univ Real Estate Fndtn) 0.35%, 7/01/30(b)	300	300,000

Total Short-Term Municipal Notes (cost $1,500,000)		1,500,000

Total Investments – 93.8% (cost $130,122,985)		122,503,516
Other assets less liabilities – 6.2%		8,110,156

Net Assets – 100.0%		$130,613,672

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary

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Pennsylvania Portfolio—Portfolio of Investments

with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2009, the Portfolio held 63.6% of net assets in insured bonds (of this amount 19.3% represents the Portfolio’s holding in pre-refunded insured bonds). 25.0% of the Portfolio’s insured bonds were insured by FSA.

Glossary:

ACA – ACA Financial Guaranty Corporation

AMBAC – Ambac Assurance Corporation

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

EDC – Economic Development Corporation

FGIC – Financial Guaranty Insurance Company

FHA – Federal Housing Administration

FSA – Financial Security Assurance Inc.

GO – General Obligation

HFA – Housing Finance Authority

ID – Improvement District

IDA – Industrial Development Authority/Agency

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	81

Pennsylvania Portfolio—Portfolio of Investments

VIRGINIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.4%
Long-Term Municipal Bonds – 94.4%
Virginia – 78.5%
Albemarle Cnty VA IDA Ed Fac (The Covenant School) Series 01A 7.75%, 7/15/32	$4,260	$3,823,137
Arlington Cnty VA IDA(Prerefunded) Series 01 5.25%, 7/01/31	5,900	6,476,607
Arlington Cnty VA IDA MFHR (Arlington View Terrace Apts) FNMA Series 01 5.15%, 11/01/31	1,550	1,555,130
Bell Creek CDA VA Series 03A 6.75%, 3/01/22	200	197,126
Broad Street CDA VA Series 03 7.50%, 6/01/33	1,500	1,141,725
Celebrate VA North CDD V Series 03B 6.60%, 3/01/25	1,250	921,150
Chesterfield Cnty VA IDA (Virginia Elec & Pwr Company) Series 02 5.875%, 6/01/17	1,000	1,033,420
Chesterfield Cnty VA IDA PCR (Virginia Elec & Pwr Company) Series 02 5.875%, 6/01/17	2,800	2,893,576
Dinwiddie Cnty VA IDA (Dinwiddie Cnty VA Lease) MBIA Series 04B 5.00%, 2/15/24	3,200	3,276,096
Dulles Town Ctr CDA VA Series 98 6.25%, 3/01/26	1,950	1,434,557
Fairfax Cnty VA EDA (Goodwin House) 5.00%, 10/01/22	1,000	686,220
Fairfax Cnty VA Wtr Auth Series 02 5.00%, 4/01/32	3,380	3,400,517
Gtr Richmond Conv Ctr Auth VA(Prerefunded) Series 00 6.25%, 6/15/32	3,000	3,235,920

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hampton VA Conv Ctr Lease AMBAC Series 02 5.00%, 1/15/35	$5,150	$4,764,162
Hampton VA GO MBIA 5.00%, 1/15/20	6,105	6,743,400
Hamptons Roads Santn Dist VA Wstwtr 5.00%, 4/01/25	5,050	5,311,388
Harrisonburg VA IDA AMBAC 5.00%, 8/15/22-8/15/25	7,850	6,827,193
Harrisonburg VA Redev & Hsg Auth (Greens of Salem Run Apts) FSA Series 97 6.30%, 4/01/29	1,110	1,112,176
Henrico Cnty VA GO 5.00%, 12/01/26	1,000	1,060,490
Henrico Cnty VA Wtr & Swr 5.00%, 5/01/25	1,165	1,235,983
Isle of Wight Cnty VA IDA 6.00%, 7/01/27	3,500	3,769,850
James City Cnty VA EDA FSA 5.00%, 6/15/22	4,385	4,688,749
James City Cnty VA Swr (Anheuser-Busch Companies Inc) Series 97 6.00%, 4/01/32	4,200	3,428,166
Montgomery Cnty VA IDA (Montgomery Cnty VA Lease) 5.00%, 2/01/24	2,000	1,948,780
New Port CDA VA 5.50%, 9/01/26	1,000	570,280
Newport News VA IDA MFHR (Mennowood Apts) GNMA Series 96A 6.25%, 8/01/36	2,580	2,584,489
Newport News VA IDA MFHR (Walker Village Apts) GNMA Series 02A 5.55%, 9/20/34	1,880	1,820,235
5.65%, 3/20/44	1,660	1,630,153
Norfolk VA Arpt Auth (Cargo Acquisition Group) Series 02 6.25%, 1/01/30	980	700,955

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	83

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Norfolk VA Arpt Auth (Norfolk VA Intl Airport) FGIC Series 01B 5.30%, 7/01/25	$10,000	$9,202,300
Norfolk VA GO 5.00%, 4/01/21	7,800	8,434,530
Northwestern Reg Jail Auth VA MBIA 5.00%, 7/01/25	1,500	1,470,465
Portsmouth VA GO FGIC Series B 5.00%, 6/01/26	95	94,998
Prince William Cnty VA IDA (Woodwind Gables Apt) AMBAC Series 01A 5.30%, 12/01/34	2,760	2,281,913
Reynolds Crossing CDA VA 5.10%, 3/01/21	2,150	1,755,883
Richmond VA GO (Richmond, VA) FSA Series 05A 5.00%, 7/15/22	2,500	2,648,950
Suffolk VA GO MBIA 5.00%, 2/01/20	3,000	3,305,640
Upper Occoquan Swr Auth VA FSA 5.00%, 7/01/25	2,500	2,611,500
Virginia Beach VA Dev Auth MFHR (Sholom Terrace Apts) GNMA Series 02 5.40%, 4/01/44	2,900	2,567,486
Virginia Beach VA Wtr & Swr 5.00%, 10/01/30	2,000	2,009,900
Virginia Biotech Rsch Park Auth Series 01 5.00%, 9/01/21	4,170	4,297,685
Virginia College Bldg Auth(Prerefunded) 5.00%, 9/01/16	220	254,080
Virginia College Bldg Auth (Roanoke College) 5.00%, 4/01/23	1,000	1,010,500
Virginia College Bldg Auth (Virginia Lease Pub Hgr Ed) 5.00%, 9/01/16	5,615	6,359,886
Series 05A 5.00%, 9/01/17	5,890	6,586,846

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Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia HDA SFMR (Virginia HDA) Series 01D 5.40%, 6/01/24	$3,155	$3,103,479
Series 02B 5.50%, 4/01/27	5,000	4,871,900
Series 99 5.95%, 2/01/23	5,525	5,544,779
Virginia Port Auth (Virginia Lease Port Fund) Series 02 5.00%, 7/01/27	1,000	896,370
5.125%, 7/01/24	4,000	3,846,200
Virginia Small Business Fin Auth (Wellmont Hlth Sys Proj) 5.125%, 9/01/22	710	484,973
Watkins Centre CDA VA 5.40%, 3/01/20	600	442,320

		152,354,213

Arizona – 0.1%
Dove Mountain Resort CFD AZ Series 2001 6.75%, 12/01/16	355	240,796

California – 1.3%
California Statewide CDA (Enloe Med Ctr) 5.50%, 8/15/23	660	641,454
6.25%, 8/15/28	1,910	1,878,275

		2,519,729

District Of Columbia – 2.0%
District of Columbia (Income Tax Secured Rev. Bonds) 5.25%, 12/01/26	3,860	3,993,595

Florida – 0.2%
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33	420	289,447
Series 02B 6.625%, 5/01/33	180	120,105

		409,552

Georgia – 0.2%
Atlanta GA Tax Allocation (Eastside Proj) Series 05B 5.60%, 1/01/30	500	358,920

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	85

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 0.5%
Plano IL SSA #3 (Plano IL SSA #3 Lakewood Spr) Series 05A 5.95%, 3/01/28	$459	$306,135
Yorkville IL Raintree Vlg SSA Series 03 6.875%, 3/01/33	1,000	723,240

		1,029,375

New York – 2.0%
New York NY GO 5.00%, 6/01/22-1/01/23	3,825	3,843,799

Puerto Rico – 8.9%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/20	800	713,824
MBIA 5.50%, 7/01/17	5,000	4,872,150
Puerto Rico GO Series 01A 5.50%, 7/01/19	500	463,355
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	500	473,745
Puerto Rico HFA(Prerefunded) 5.00%, 12/01/20	3,290	3,703,652
Puerto Rico HFA MFHR 5.00%, 12/01/20	1,580	1,559,302
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) 5.125%, 12/01/27	290	277,063
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) FGIC Series 03 5.25%, 7/01/14	1,760	1,721,526
FGIC Series 03G 5.25%, 7/01/14	1,840	1,772,564
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series 05A 5.25%, 8/01/23	340	287,327
Univ of Puerto Rico 5.00%, 6/01/22	1,740	1,400,909

		17,245,417

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 0.7%
Washington St GO FSA 5.00%, 7/01/28	$1,335	$1,350,593

Total Long-Term Municipal Bonds (cost $190,368,756)		183,345,989

Short-Term Municipal Notes – 4.0%
Virginia – 0.8%
Norfolk VA Redev & Hsg Auth (Old Dominion Univ Real Estate Fndtn) Series 2008 0.35%, 8/01/33(a)	500	500,000
Virginia Small Business Fin Auth (Virginia St Univ Real Estate Fndtn) 0.35%, 7/01/30(a)	1,100	1,100,000

		1,600,000

Colorado – 1.3%
Colorado Ed Cul Fac Auth (Natl Jewish Fed Bd Prog) 0.50%, 9/01/33(a)	1,500	1,500,000
Series D 0.50%, 10/01/38(a)	400	400,000
Colorado Hlth Fac Auth (Exempla Inc) 0.41%, 1/01/39(a)	500	500,000

		2,400,000

Florida – 1.1%
Broward Cnty FL Edl Facs Auth (Nova Southeastern Univ) Series 2008A 0.35%, 4/01/38(a)	1,600	1,600,000
Jacksonville FL Hlth Fac (Baptist Medical Center) 0.30%, 8/15/34(a)	600	600,000

		2,200,000

Texas – 0.8%
Dallas Performing Arts Cult Fac Corp (Dallas Ctr for The Performing Arts Fndtn) Series 2008A 0.30%, 9/01/41(a)	1,200	1,200,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	87

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harris Cnty TX Cult Ed Fac Fin Corp (YMCA of Grtr Houston Area) Series 2008C 0.50%, 6/01/38(a)	$300	$300,000

		1,500,000

Total Short-Term Municipal Notes (cost $7,700,000)		7,700,000

Total Investments – 98.4% (cost $198,068,756)		191,045,989
Other assets less liabilities – 1.6%		3,142,245

Net Assets – 100.0%		$194,188,234

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank	$7,000	12/01/17	SIFMA	*	3.7920%	$677,141

(a)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of March 31, 2009, the Portfolio held 30.3% of net assets in insured bonds (of this amount 0.0% represents the Portfolio’s holding in pre-refunded insured bonds).

Glossary:

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

EDA – Economic Development Agency

FGIC – Financial Guaranty Insurance Company

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance Inc.

GNMA – Government National Mortgage Association

GO – General Obligation

HDA – Housing Development Authority

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

MBIA – MBIA Insurance Corporation

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

SFMR – Single Family Mortgage Revenue

SSA – Special Services Area

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2009 (unaudited)

	Arizona		Florida
Assets
Investments in securities, at value (cost: $210,247,450 and $150,609,904, respectively)	$201,692,757		$136,610,308
Unrealized appreciation of interest rate swap contracts	– 0	–	749,254
Interest receivable	2,853,077		2,708,405
Receivable for shares of beneficial interest sold	1,046,839		721,698
Receivable for investment securities sold	45,000		6,016,710

Total assets	205,637,673		146,806,375

Liabilities
Due to custodian	151,147		220,206
Unrealized depreciation of interest rate swap contracts	34,217		– 0	–
Payable for shares of beneficial interest redeemed	546,655		1,716,675
Dividends payable	217,962		173,653
Distribution fee payable	76,429		58,089
Advisory fee payable	50,324		28,473
Administrative fee payable	21,484		20,998
Transfer Agent fee payable	2,978		2,642
Merger fee payable	– 0	–	139,000
Accrued expenses and other liabilities	71,008		69,616

Total liabilities	1,172,204		2,429,352

Net Assets	$204,465,469		$144,377,023

Composition of Net Assets
Shares of beneficial interest, at par	$198,817		$157,209
Additional paid-in capital	213,539,458		161,235,068
Distributions in excess of net investment income	(204,152)		(286,893)
Accumulated net realized loss on investment transactions	(479,744)		(3,478,019)
Net unrealized depreciation of investments	(8,588,910)		(13,250,342)

	$204,465,469		$144,377,023

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$163,379,318	15,881,740	$10.29	*

Class B	$10,652,508	1,037,069	$10.27

Class C	$30,433,643	2,962,911	$10.27

Florida Portfolio

Class A	$109,131,511	11,884,538	$9.18	*

Class B	$8,159,811	888,363	$9.19

Class C	$27,085,701	2,947,995	$9.19

*	The maximum offering price per share for Class A shares of Arizona Portfolio and Florida Portfolio were $10.75 and $9.59, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	89

Statement of Assets & Liabilities

	Massachusetts		Michigan
Assets
Investments in securities, at value (cost: $175,936,790 and $110,712,118, respectively)	$173,822,595		$109,100,373
Cash	32,185		– 0	–
Unrealized appreciation of interest rate swap contracts	1,414,490		779,610
Interest receivable	2,407,953		1,809,952
Receivable for shares of beneficial interest sold	773,974		463,271
Receivable for investment securities sold	15,000		120,029

Total assets	178,466,197		112,273,235

Liabilities
Due to custodian	– 0	–	334,219
Payable for shares of beneficial interest redeemed	842,005		521,225
Dividends payable	190,222		107,148
Distribution fee payable	72,866		53,584
Advisory fee payable	45,979		35,817
Administrative fee payable	22,369		20,782
Transfer Agent fee payable	3,976		3,465
Accrued expenses and other liabilities	69,064		65,768

Total liabilities	1,246,481		1,142,008

Net Assets	$177,219,716		$111,131,227

Composition of Net Assets
Shares of beneficial interest, at par	$169,616		$108,787
Additional paid-in capital	181,638,314		112,546,559
Distributions in excess of net investment income	(326,972)		(222,314)
Accumulated net realized loss on investment transactions	(3,561,536)		(469,670)
Net unrealized depreciation of investments	(699,706)		(832,135)

	$177,219,716		$111,131,227

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Massachusetts Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$130,716,279	12,504,724	$10.45	*

Class B	$9,067,818	869,225	$10.43

Class C	$37,435,619	3,587,619	$10.43

Michigan Portfolio

Class A	$69,114,919	6,761,634	$10.22	*

Class B	$7,956,976	779,790	$10.20

Class C	$34,059,332	3,337,247	$10.21

*	The maximum offering price per share for Class A shares of Massachusetts Portfolio and Michigan Portfolio were $10.91 and $10.67, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	Minnesota		New Jersey
Assets
Investments in securities, at value (cost: $100,482,202 and $161,651,086, respectively)	$100,322,587		$152,090,386
Cash	8,794		– 0	–
Unrealized appreciation of interest rate swap contracts	408,253		368,197
Interest receivable	1,353,057		2,352,097
Receivable for shares of beneficial interest sold	172,188		466,979
Receivable for investment securities sold	– 0	–	85,000

Total assets	102,264,879		155,362,659

Liabilities
Due to custodian	– 0	–	10,509
Payable for shares of beneficial interest redeemed	189,592		450,561
Dividends payable	93,192		171,914
Distribution fee payable	36,825		63,397
Advisory fee payable	21,592		41,798
Administrative fee payable	20,976		22,767
Transfer Agent fee payable	2,127		4,399
Accrued expenses and other liabilities	65,608		74,551

Total liabilities	429,912		839,896

Net Assets	$101,834,967		$154,522,763

Composition of Net Assets
Shares of beneficial interest, at par	$103,798		$173,728
Additional paid-in capital	102,223,495		175,581,924
Distributions in excess of net investment income	(150,598)		(215,606)
Accumulated net realized loss on investment transactions	(590,366)		(11,824,780)
Net unrealized appreciation (depreciation) of investments	248,638		(9,192,503)

	$101,834,967		$154,522,763

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Minnesota Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$82,635,160	8,424,040	$9.81	*

Class B	$2,169,573	221,205	$9.81

Class C	$17,030,234	1,734,586	$9.82

New Jersey Portfolio
Class A	$114,001,027	12,818,555	$8.89	*

Class B	$9,300,798	1,045,572	$8.90

Class C	$31,220,938	3,508,673	$8.90

*	The maximum offering price per share for Class A shares of Minnesota Portfolio and New Jersey Portfolio were $10.25 and $9.28, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	91

Statement of Assets & Liabilities

	Ohio	Pennsylvania
Assets
Investments in securities, at value (cost: $154,822,472 and $130,122,985, respectively)	$150,367,997	$122,503,516
Cash	159,596	85,782
Unrealized appreciation of interest rate swap contracts	419,917	– 0	–
Interest receivable	2,604,345	2,281,832
Receivable for shares of beneficial interest sold	610,532	373,444
Receivable for investment securities sold	5,000	6,025,000

Total assets	154,167,387	131,269,574

Liabilities
Payable for shares of beneficial interest redeemed	516,631	325,384
Payable for investment securities purchased	1,538,341	– 0	–
Dividends payable	153,877	135,909
Distribution fee payable	68,428	53,891
Advisory fee payable	39,664	39,852
Administrative fee payable	23,088	21,513
Transfer Agent fee payable	3,887	3,527
Accrued expenses and other liabilities	71,172	75,826

Total liabilities	2,415,088	655,902

Net Assets	$151,752,299	$130,613,672

Composition of Net Assets
Shares of beneficial interest, at par	$159,195	$136,829
Additional paid-in capital	161,090,660	138,663,577
Distributions in excess of net investment income	(191,414)	(129,554)
Accumulated net realized loss on investment transactions	(5,271,584)	(437,711)
Net unrealized depreciation of investments	(4,034,558)	(7,619,469)

	$151,752,299	$130,613,672

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Ohio Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$101,841,075	10,681,428	$9.53	*

Class B	$11,982,480	1,257,983	$9.53

Class C	$37,928,744	3,980,060	$9.53

Pennsylvania Portfolio
Class A	$96,170,345	10,074,836	$9.55	*

Class B	$8,243,298	863,618	$9.55

Class C	$26,200,029	2,744,446	$9.55

*	The maximum offering price per share for Class A shares of Ohio Portfolio and Pennsylvania Portfolio were $9.95 and $9.97, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

Virginia
Assets
Investments in securities, at value (cost $198,068,756)	$191,045,989
Cash	11,179
Unrealized appreciation of interest rate swap contracts	677,141
Interest receivable	2,582,545
Receivable for shares of beneficial interest sold	610,045

Total assets	194,926,899

Liabilities
Payable for shares of beneficial interest redeemed	331,447
Dividends payable	200,266
Distribution fee payable	75,833
Advisory fee payable	35,122
Administrative fee payable	21,298
Transfer Agent fee payable	2,991
Accrued expenses and other liabilities	71,708

Total liabilities	738,665

Net Assets	$194,188,234

Composition of Net Assets
Shares of beneficial interest, at par	$190,910
Additional paid-in capital	201,646,585
Undistributed net investment income	48,928
Accumulated net realized loss on investment transactions	(1,352,563)
Net unrealized depreciation of investments	(6,345,626)

$194,188,234

Net Asset Value Per Share-unlimited shares authorized, $.01 par value

Virginia Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$148,659,780	14,606,787	$10.18	*

Class B	$7,652,526	753,263	$10.16

Class C	$37,875,928	3,730,958	$10.15

*	The maximum offering price per share for Class A shares of Virginia Portfolio was $10.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	93

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2009 (unaudited)

	Arizona		Florida
Investment Income
Interest	$5,339,676		$4,268,828

Expenses
Advisory fee	455,125		328,084
Distribution fee—Class A	240,910		163,402
Distribution fee—Class B	62,069		50,749
Distribution fee—Class C	146,286		133,653
Transfer agency—Class A	24,225		22,044
Transfer agency—Class B	3,027		2,765
Transfer agency—Class C	4,944		5,949
Merger cost	– 0	–	139,000
Custodian	49,184		50,999
Administrative	49,000		49,000
Audit	22,425		21,425
Legal	12,184		13,311
Registration	11,357		5,698
Printing	8,163		8,304
Trustees’ fees	2,727		2,727
Miscellaneous	1,917		1,186

Total expenses	1,093,543		998,296
Less: expenses waived and reimbursed by the Adviser (see Note B)	(158,665)		(300,448)
Less: expense offset arrangement (see Note B)	(146)		(88)

Net expenses	934,732		697,760

Net investment income	4,404,944		3,571,068

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	4,640		(5,669)
Swap contracts	926		63,162
Net change in unrealized appreciation/depreciation of:
Investments	19,868		(2,833,630)
Swap contracts	(29,802)		442,093

Net loss on investment transactions	(4,368)		(2,334,044)

Contributions from Adviser (see Note B)	– 0	–	1,084

Net Increase in Net Assets from Operations	$4,400,576		$1,238,108

See notes to financial statements.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	Massachusetts	Michigan
Investment Income
Interest	$4,193,926	$2,747,935

Expenses
Advisory fee (see Note B)	385,715	244,874
Distribution fee—Class A	185,944	99,337
Distribution fee—Class B	56,968	45,585
Distribution fee—Class C	180,362	167,456
Transfer agency—Class A	20,039	20,198
Transfer agency—Class B	2,654	3,617
Transfer agency—Class C	6,583	11,147
Custodian	48,099	44,730
Administrative	45,000	49,000
Audit	22,264	22,577
Legal	11,900	13,940
Registration	10,915	4,768
Printing	7,765	7,895
Trustees’ fees	1,971	2,711
Miscellaneous	6,883	3,211

Total expenses	993,062	741,046
Less: expenses waived and reimbursed by the Adviser (see Note B)	(123,935)	(42,183)
Less: expense offset arrangement (see Note B)	(138)	(128)

Net expenses	868,989	698,735

Net investment income	3,324,937	2,049,200

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	166,358	29,681
Swap contracts	124,686	58,075
Net change in unrealized appreciation/depreciation of:
Investments	607,675	709,701
Swap contracts	944,004	439,630

Net gain on investment transactions	1,842,723	1,237,087

Contributions from Adviser (see Note B)	1,616	– 0	–

Net Increase in Net Assets from Operations	$5,169,276	$3,286,287

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	95

Statement of Operations

	Minnesota	New Jersey
Investment Income
Interest	$2,378,671	$4,247,713

Expenses
Advisory fee (see Note B)	212,401	345,035
Distribution fee—Class A	115,485	166,777
Distribution fee—Class B	12,248	57,028
Distribution fee—Class C	74,804	153,791
Transfer agency—Class A	17,995	29,645
Transfer agency—Class B	950	4,116
Transfer agency—Class C	3,856	8,959
Custodian	47,828	49,248
Administrative	49,000	45,000
Audit	22,433	22,220
Legal	12,847	14,157
Printing	6,225	10,373
Registration	4,609	3,593
Trustees’ fees	2,829	2,637
Miscellaneous	543	5,747

Total expenses	584,053	918,326
Less: expenses waived and reimbursed by the Adviser (see Note B)	(98,235)	(103,523)
Less: expense offset arrangement (see Note B)	(80)	(163)

Net expenses	485,738	814,640

Net investment income	1,892,933	3,433,073

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	207,695	(4,079)
Swap contracts	34,534	29,027
Net change in unrealized appreciation/depreciation of:
Investments	2,532,128	(4,396,083)
Swap contracts	241,919	212,016

Net gain (loss) on investment transactions	3,016,276	(4,159,119)

Net Increase (Decrease) in Net Assets from Operations	$4,909,209	$(726,046)

See notes to financial statements.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	Ohio	Pennsylvania
Investment Income
Interest	$3,869,062	$3,490,986

Expenses
Advisory fee (see Note B)	336,849	293,690
Distribution fee—Class A	148,333	140,129
Distribution fee—Class B	69,050	48,731
Distribution fee—Class C	185,058	136,817
Transfer agency—Class A	22,672	27,710
Transfer agency—Class B	4,417	3,836
Transfer agency—Class C	9,373	8,833
Custodian	50,281	48,927
Administrative	45,000	49,000
Audit	22,480	22,704
Legal	12,891	13,331
Printing	9,263	9,380
Registration	5,751	6,351
Trustees’ fees	2,813	2,499
Miscellaneous	6,053	4,784

Total expenses	930,284	816,722
Less: expenses waived and reimbursed by the Adviser (see Note B)	(115,984)	(66,695)
Less: expense offset arrangement (see Note B)	(154)	(131)

Net expenses	814,146	749,896

Net investment income	3,054,916	2,741,090

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(10,287)	283,909
Swap contracts	35,521	– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	1,198,756	(3,273,553)
Swap contracts	248,830	– 0	–

Net gain (loss) on investment transactions	1,472,820	(2,989,644)

Net Increase (Decrease) in Net Assets from Operations	$4,527,736	$(248,554)

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	97

Statement of Operations

Virginia
Investment Income
Interest	$4,709,429

Expenses
Advisory fee (see Note B)	410,721
Distribution fee—Class A	206,077
Distribution fee—Class B	46,470
Distribution fee—Class C	179,319
Transfer agency—Class A	26,984
Transfer agency—Class B	2,762
Transfer agency—Class C	7,796
Custodian	51,074
Administrative	49,000
Audit	22,480
Legal	12,947
Printing	9,053
Registration	7,142
Trustees’ fees	2,871
Miscellaneous	3,041

Total expenses	1,037,737
Less: expenses waived and reimbursed by the Adviser (see Note B)	(222,401)
Less: expense offset arrangement (see Note B)	(130)

Net expenses	815,206

Net investment income	3,894,223

Realized and Unrealized Gain on Investment Transactions
Net realized gain on:
Investment transactions	254,489
Swap contracts	67,300
Net change in unrealized appreciation/depreciation of:
Investments	2,179,735
Swap contracts	510,169

Net gain on investment transactions	3,011,693

Net Increase in Net Assets from Operations	$6,905,916

See notes to financial statements.

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Arizona
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,404,944	$8,173,316
Net realized gain on investment transactions	5,566	85,979
Net change in unrealized appreciation/depreciation of investments	(9,934)	(13,420,873)

Net increase (decrease) in net assets from operations	4,400,576	(5,161,578)
Dividends to Shareholders from
Net investment income
Class A	(3,614,686)	(6,374,797)
Class B	(235,669)	(877,735)
Class C	(556,817)	(929,319)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(7,009,905)	20,333,217

Total increase (decrease)	(7,016,501)	6,989,788
Net Assets
Beginning of period	211,481,970	204,492,182

End of period (including distributions in excess of net investment income of $(204,152) and $(201,924), respectively)	$204,465,469	$211,481,970

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	99

Statement of Changes in Net Assets

	Florida
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,571,068	$7,662,883
Net realized gain on investment transactions	57,493	641,796
Net change in unrealized appreciation/ depreciation of investments	(2,391,537)	(15,615,457)
Contribution from Adviser (see Note B)	1,084	21,273

Net increase (decrease) in net assets from operations	1,238,108	(7,289,505)
Dividends to Shareholders from
Net investment income
Class A	(2,832,296)	(5,856,840)
Class B	(227,853)	(701,532)
Class C	(600,996)	(1,210,000)
Transactions in Shares of Beneficial Interest
Net decrease	(13,684,647)	(16,632,194)

Total decrease	(16,107,684)	(31,690,071)
Net Assets
Beginning of period	160,484,707	192,174,778

End of period (including distributions in excess of net investment income of $(286,893) and $(196,816), respectively)	$144,377,023	$160,484,707

See notes to financial statements.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Massachusetts
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,324,937	$5,327,263
Net realized gain on investment transactions	291,044	228,394
Net change in unrealized appreciation/depreciation of investments	1,551,679	(6,736,062)
Contributions from Adviser (see Note B)	1,616	287

Net increase (decrease) in net assets from operations	5,169,276	(1,180,118)
Dividends to Shareholders from
Net investment income
Class A	(2,646,264)	(3,695,120)
Class B	(202,313)	(630,334)
Class C	(645,272)	(1,180,855)
Transactions in Shares of Beneficial Interest
Net increase	15,282,003	32,919,269

Total increase	16,957,430	26,232,842
Net Assets
Beginning of period	160,262,286	134,029,444

End of period (including distributions in excess of net investment income of $(326,972) and $(158,060), respectively)	$177,219,716	$160,262,286

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	101

Statement of Changes in Net Assets

	Michigan
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,049,200		$4,115,722
Net realized gain (loss) on investment transactions	87,756		(451,057)
Net change in unrealized appreciation/depreciation of investments	1,149,331		(6,294,411)

Net increase (decrease) in net assets from operations	3,286,287		(2,629,746)
Dividends to Shareholders from
Net investment income
Class A	(1,389,190)		(2,574,535)
Class B	(159,697)		(489,229)
Class C	(586,953)		(1,154,917)
Net realized gain on investments
Class A	– 0	–	(131,968)
Class B	– 0	–	(37,691)
Class C	– 0	–	(75,845)
Transactions in Shares of Beneficial Interest
Net decrease	(2,484,919)		(2,707,760)

Total decrease	(1,334,472)		(9,801,691)
Net Assets
Beginning of period	112,465,699		122,267,390

End of period (including distributions in excess of net investment income of $(222,314) and $(135,674), respectively)	$111,131,227		$112,465,699

See notes to financial statements.

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Minnesota
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,892,933	$3,693,888
Net realized gain on investment transactions	242,229	88,943
Net change in unrealized appreciation/ depreciation of investments	2,774,047	(5,414,349)

Net increase (decrease) in net assets from operations	4,909,209	(1,631,518)
Dividends to Shareholders from
Net investment income
Class A	(1,632,397)	(3,130,860)
Class B	(43,629)	(156,743)
Class C	(264,445)	(462,600)
Transactions in Shares of Beneficial Interest
Net increase	3,805,182	6,653,588

Total increase	6,773,920	1,271,867
Net Assets
Beginning of period	95,061,047	93,789,180

End of period (including distributions in excess of net investment income of $(150,598) and $(103,060), respectively)	$101,834,967	$95,061,047

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	103

Statement of Changes in Net Assets

	New Jersey
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,433,073	$6,381,247
Net realized gain on investment transactions	24,948	412,178
Net change in unrealized appreciation/ depreciation of investments	(4,184,067)	(11,290,171)

Net decrease in net assets from operations	(726,046)	(4,496,746)
Dividends to Shareholders from
Net investment income
Class A	(2,625,416)	(4,590,422)
Class B	(229,566)	(700,370)
Class C	(619,549)	(1,143,165)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(4,069,096)	12,279,186

Total increase (decrease)	(8,269,673)	1,348,483
Net Assets
Beginning of period	162,792,436	161,443,953

End of period (including distributions in excess of net investment income of $(215,606) and $(174,148), respectively)	$154,522,763	$162,792,436

See notes to financial statements.

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Ohio
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,054,916	$6,010,979
Net realized gain on investment transactions	25,234	700,160
Net change in unrealized appreciation/depreciation of investments	1,447,586	(10,860,276)

Net increase (decrease) in net assets from operations	4,527,736	(4,149,137)
Dividends to Shareholders from
Net investment income
Class A	(2,167,844)	(3,999,609)
Class B	(253,997)	(762,572)
Class C	(681,972)	(1,309,943)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(4,790,288)	2,015,616

Total decrease	(3,366,365)	(8,205,645)
Net Assets
Beginning of period	155,118,664	163,324,309

End of period (including distributions in excess of net investment income of $(191,414) and $(142,517), respectively)	$151,752,299	$155,118,664

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	105

Statement of Changes in Net Assets

	Pennsylvania
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,741,090	$5,386,971
Net realized gain on investment transactions	283,909	98,193
Net change in unrealized appreciation/depreciation of investments	(3,273,553)	(9,569,522)

Net decrease in net assets from operations	(248,554)	(4,084,358)
Dividends to Shareholders from
Net investment income
Class A	(2,056,025)	(3,828,243)
Class B	(179,875)	(534,773)
Class C	(505,190)	(1,029,588)
Transactions in Shares of Beneficial Interest
Net decrease	(931,802)	(1,238,392)

Total decrease	(3,921,446)	(10,715,354)
Net Assets
Beginning of period	134,535,118	145,250,472

End of period (including distributions in excess of net investment income of $(129,554) and $(129,554), respectively)	$130,613,672	$134,535,118

See notes to financial statements.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Virginia
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,894,223	$7,226,305
Net realized gain on investment transactions	321,789	195,226
Net change in unrealized appreciation/depreciation of investments	2,689,904	(12,687,756)

Net increase (decrease) in net assets from operations	6,905,916	(5,266,225)
Dividends to Shareholders from
Net investment income
Class A	(3,111,452)	(5,418,958)
Class B	(178,904)	(613,385)
Class C	(689,897)	(1,283,008)
Transactions in Shares of Beneficial Interest
Net increase	1,947,881	23,036,289

Total increase	4,873,544	10,454,713
Net Assets
Beginning of period	189,314,690	178,859,977

End of period (including undistributed net investment income of $48,928 and $134,958, respectively)	$194,188,234	$189,314,690

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	107

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund II (the “Fund”) which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as an open-end management investment company. The Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio New Jersey Portfolio and Ohio Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. The Fund operates as a series company currently comprised of nine portfolios: Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from other AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (“the Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price; the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Portfolios adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	109

Notes to Financial Statements

(“FAS 157”), effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2009:

Arizona Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		201,692,757			– 0	–
Level 3		– 0	–		(34,217)

Total		$201,692,757			$(34,217)

	Investments in Securities			Other Financial Instruments
Balance as of 9/30/08	$	– 0	–	$(4,415)
Accrued discounts/premiums		– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	(29,802)
Net purchases (sales)		– 0	–	– 0	–
Net transfers in and/or out of Level 3		– 0	–	– 0	–

Balance as of 3/31/09	$	– 0	–	$(34,217)

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$	– 0	–	$(29,802	)**

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

Florida Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		136,610,308			– 0	–
Level 3		– 0	–		749,254

Total		$136,610,308			$749,254

	Investments in Securities			Other Financial Instruments
Balance as of 9/30/08	$	– 0	–	$307,161
Accrued discounts/premiums		– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	442,093
Net purchases (sales)		– 0	–	– 0	–
Net transfers in and/or out of Level 3		– 0	–	– 0	–

Balance as of 3/31/09	$	– 0	–	$749,254

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$	– 0	–	$442,093	**

Massachusetts Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		173,822,595			– 0	–
Level 3		– 0	–		1,414,490

Total		$173,822,595			$1,414,490

	Investments in Securities			Other Financial Instruments
Balance as of 9/30/08	$	– 0	–	$470,486
Accrued discounts /premiums		– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	944,004
Net purchases (sales)		– 0	–	– 0	–
Net transfers in and/or out of Level 3		– 0	–	– 0	–

Balance as of 3/31/09	$	– 0	–	$1,414,490

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$	– 0	–	$944,004	**

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	111

Notes to Financial Statements

Michigan Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		109,100,373			– 0	–
Level 3		– 0	–		779,610

Total		$109,100,373			$779,610

	Investments in Securities			Other Financial Instruments
Balance as of 9/30/08	$	– 0	–	$339,980
Accrued discounts /premiums		– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	439,630
Net purchases (sales)		– 0	–	– 0	–
Net transfers in and/or out of Level 3		– 0	–	– 0	–

Balance as of 3/31/09	$	– 0	–	$779,610

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$	– 0	–	$439,630	**

Minnesota Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		100,322,587			– 0	–
Level 3		– 0	–		408,253

Total		$100,322,587			$408,253

	Investments in Securities			Other Financial Instruments
Balance as of 9/30/08	$	– 0	–	$166,334
Accrued discounts /premiums		– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	241,919
Net purchases (sales)		– 0	–	– 0	–
Net transfers in and/or out of Level 3		– 0	–	– 0	–

Balance as of 3/31/09	$	– 0	–	$408,253

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$	– 0	–	$241,919	**

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

New Jersey Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		152,090,386			– 0	–
Level 3		– 0	–		368,197

Total		$152,090,386			$368,197

	Investments in Securities			Other Financial Instruments
Balance as of 9/30/08	$	– 0	–	156,181
Accrued discounts /premiums		– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	212,016
Net purchases (sales)		– 0	–	– 0	–
Net transfers in and/or out of Level 3		– 0	–	– 0	–

Balance as of 3/31/09	$	– 0	–	$368,197

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$	– 0	–	$212,016	**

Ohio Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		150,367,997			– 0	–
Level 3		– 0	–		419,917

Total		$150,367,997			$419,917

	Investments in Securities			Other Financial Instruments
Balance as of 9/30/08	$	– 0	–	$171,087
Accrued discounts /premiums		– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	248,830
Net purchases (sales)		– 0	–	– 0	–
Net transfers in and/or out of Level 3		– 0	–	– 0	–

Balance as of 3/31/09	$	– 0	–	$419,917

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$	– 0	–	$248,830	**

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	113

Notes to Financial Statements

Pennsylvania Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		122,503,516			– 0	–
Level 3		– 0	–		– 0	–

Total		$122,503,516		$	– 0	–

	Investments in Securities			Other Financial Instruments
Balance as of 9/30/08	$	– 0	–	$	– 0	–
Accrued discounts /premiums		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Net purchases (sales)		– 0	–		– 0	–
Net transfers in and/or out of Level 3		– 0	–		– 0	–

Balance as of 3/31/09	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$	– 0	–	$	– 0	–**

Virginia Portfolio
Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$	– 0	–
Level 2		191,045,989			– 0	–
Level 3		– 0	–		677,141

Total		$191,045,989			$677,141

	Investments in Securities			Other Financial Instruments
Balance as of 9/30/08	$	– 0	–	$166,972
Accrued discounts /premiums		– 0	–	– 0	–
Realized gain (loss)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation		– 0	–	510,169
Net purchases (sales)		– 0	–	– 0	–
Net transfers in and/or out of Level 3		– 0	–	– 0	–

Balance as of 3/31/09	$	– 0	–	$677,141

Net change in unrealized appreciation/depreciation from investments held as of 3/31/09	$	– 0	–	$510,169	**

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

3. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with the FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed each Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. Each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. The Portfolios amortize premium and accrete original issue discount and market discount as adjustments to interest income.

The Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

5. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolios represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	115

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the average daily net assets of each Portfolio. Such fees are accrued daily and paid monthly.

The Adviser has voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

Portfolios	Class A	Class B	Class C
Arizona	0.78%	1.48%	1.48%
Florida	0.78%	1.48%	1.48%
Massachusetts	0.82%	1.52%	1.52%
Michigan	1.01%	1.71%	1.71%
Minnesota	0.90%	1.60%	1.60%
New Jersey	0.87%	1.57%	1.57%
Ohio	0.85%	1.55%	1.55%
Pennsylvania	0.95%	1.65%	1.65%
Virginia	0.72%	1.42%	1.42%

For the six months ended March 31, 2009, the Adviser has voluntarily agreed to waive a portion of its advisory fees. The aggregate amounts of such fee waivers were as follows: Arizona Portfolio, $158,665; Florida Portfolio, $300,448; Massachusetts Portfolio, $123,935; Michigan Portfolio, $42,183; Minnesota Portfolio, $98,235; New Jersey Portfolio, $103,523; Ohio Portfolio, $115,984; Pennsylvania Portfolio, $66,695, and Virginia Portfolio, $222,401.

During the six months ended March 31, 2009, the Adviser made payments of $1,084 and $1,616 to the Florida Portfolio and Massachusetts Portfolio, respectively, for losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania, and Virginia Portfolios paid $49,000, $49,000, $45,000, $49,000, $49,000, $45,000, $45,000, $49,000, and $49,000, respectively, to the Adviser representing the cost of certain legal and accounting services provided to these Portfolios by the Adviser for the six months ended March 31, 2009.

Each Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement, for providing personnel and facilities to perform transfer agency services for each Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2009, such compensation retained by ABIS amounted to: Arizona Portfolio, $16,513; Florida Portfolio, $12,993; Massachusetts Portfolio, $17,625; Michigan Portfolio, $17,724; Minnesota Portfolio, $12,579; New Jersey Portfolio, $22,612; Ohio Portfolio, $19,335; Pennsylvania Portfolio, $20,345; and Virginia Portfolio, $17,593.

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

For the six months ended March 31, 2009, each Portfolio’s expenses were reduced under an expense offset arrangement with ABIS, as follows: Arizona Portfolio, by $146; Florida Portfolio, by $88; Massachusetts Portfolio, by $138; Michigan Portfolio, by $128; Minnesota Portfolio, by $80; New Jersey Portfolio, by $163; Ohio Portfolio, by $154; Pennsylvania Portfolio, by $131; and Virginia Portfolio, by $130.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the six months ended March 31, 2009 as follows:

	Front End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A		Class B	Class C
Arizona	$8,366	$8,906		$2,577	$4,246
Florida	3,107	– 0	–	2,806	807
Massachusetts	9,013	16,889		3,516	3,094
Michigan	4,239	– 0	–	3,311	2,689
Minnesota	3,523	– 0	–	10	990
New Jersey	4,287	8,284		4,578	1,368
Ohio	4,351	512		3,397	787
Pennsylvania	3,330	– 0	–	5,772	2,109
Virginia	6,019	253		4,442	2673

NOTE C

Distribution Services Agreement

Each Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of each Portfolio’s average daily net assets attributable to Class A shares and 1% of each Portfolio’s average daily net assets attributable to both Class B and Class C shares. Such fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Arizona	$3,513,948	$1,641,685
Florida	3,885,706	2,994,578
Massachusetts	3,464,597	3,186,704
Michigan	3,233,084	3,995,823
Minnesota	2,664,507	2,502,543
New Jersey	5,353,562	3,188,251
Ohio	4,405,920	3,481,797
Pennsylvania	3,635,146	3,138,536
Virginia	3,657,396	2,559,498

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	117

Notes to Financial Statements

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the six months ended March 31, 2009 were as follows:

Portfolio	Purchases		Sales
Arizona	$8,602,773		$7,650,620
Florida	585,315		18,823,938
Massachusetts	38,860,357		11,445,286
Michigan	12,500,175		9,598,770
Minnesota	– 0	–	3,407,630
New Jersey	8,923,604		8,076,330
Ohio	2,123,452		1,217,880
Pennsylvania	5,986,712		10,114,993
Virginia	15,674,150		9,504,000

There were no purchases or sales of U.S. government and government agency obligations during the period.

At March 31, 2009, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments for each Portfolio were as follows (excluding swap contracts):

Portfolio	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Arizona	$210,247,450	$5,172,664	$ (13,727,357)	$(8,554,693)
Florida	150,609,904	1,166,233	(15,165,829)	(13,999,596)
Massachusetts	175,936,790	5,830,697	(7,944,892)	(2,114,195)
Michigan	110,712,118	3,818,350	(5,430,095)	(1,611,745)
Minnesota	100,482,202	2,222,563	(2,382,178)	(159,615)
New Jersey	161,651,086	3,744,485	(13,305,185)	(9,560,700)
Ohio	154,822,472	4,152,299	(8,606,774)	(4,454,475)
Pennsylvania	130,122,985	2,948,570	(10,568,039)	(7,619,469)
Virginia	198,068,756	3,998,832	(11,021,599)	(7,022,767)

1. Swap Agreements

The Portfolios may enter into swaps to hedge their exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset.

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default or bankruptcy/insolvency.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

Credit Default Swaps:

For the period ended March 31, 2009, the Portfolios adopted FASB Staff Position FAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees”. Consequently, each Portfolio has amended its portfolio of investments and notes to financial statements disclosures in accordance with the Position.

The Portfolios may enter into credit default swaps. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	119

Notes to Financial Statements

terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

In certain circumstances Maximum Payout amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

2. Financial Futures Contracts

The Portfolios may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolios bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of securities hedged or used to cover.

At the time the Portfolios enter into a futures contract, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

exchange on which the transaction is affected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Arizona Portfolio
Class A
Shares sold	995,127	4,204,678	$10,025,815	$45,614,871

Shares issued in reinvestment of dividends	201,412	333,863	2,031,223	3,615,525

Shares converted from Class B	314,982	1,620,765	3,188,899	17,461,169

Shares redeemed	(1,880,529)	(2,892,144)	(18,867,952)	(31,283,592)

Net increase (decrease)	(369,008)	3,267,162	$(3,622,015)	$35,407,973

Class B
Shares sold	19,424	55,333	$195,793	$599,049

Shares issued in reinvestment of dividends	15,320	52,976	154,103	574,301

Shares converted to Class A	(315,418)	(1,623,652)	(3,188,899)	(17,461,169)

Shares redeemed	(93,589)	(385,306)	(942,744)	(4,165,558)

Net decrease	(374,263)	(1,900,649)	$(3,781,747)	$(20,453,377)

Class C
Shares sold	287,568	978,400	$2,897,921	$10,576,533

Shares issued in reinvestment of dividends	32,324	46,225	325,654	499,700

Shares redeemed	(280,794)	(527,110)	(2,829,718)	(5,697,612)

Net increase	39,098	497,515	$393,857	$5,378,621

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	121

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Florida Portfolio
Class A
Shares sold	476,296	1,244,054	$4,220,939	$12,437,941

Shares issued in reinvestment of dividends	131,113	266,157	1,169,800	2,656,332

Shares converted from Class B	335,239	728,660	3,021,293	7,241,515

Shares redeemed	(1,837,041)	(2,755,431)	(16,447,460)	(27,444,836)

Net decrease	(894,393)	(516,560)	$(8,035,428)	$(5,109,048)

Class B
Shares sold	21,926	94,122	$193,155	$941,273

Shares issued in reinvestment of dividends	11,806	32,169	105,322	321,712

Shares converted to Class A	(335,169)	(728,577)	(3,021,293)	(7,241,515)

Shares redeemed	(167,229)	(368,950)	(1,482,274)	(3,684,766)

Net decrease	(468,666)	(971,236)	$(4,205,090)	$(9,663,296)

Class C
Shares sold	98,549	249,585	$884,258	$2,507,136

Shares issued in reinvestment of dividends	34,443	62,372	307,819	622,918

Shares redeemed	(299,662)	(498,797)	(2,636,206)	(4,989,904)

Net decrease	(166,670)	(186,840)	$(1,444,129)	$(1,859,850)

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Massachusetts Portfolio
Class A
Shares sold	3,414,476	4,128,095	$34,942,405	$44,372,359

Shares issued in reinvestment of dividends	136,944	230,116	1,405,957	2,480,227

Shares converted from Class B	337,125	895,820	3,476,925	9,635,577

Shares redeemed	(1,996,381)	(1,519,783)	(20,386,920)	(16,374,152)

Net increase	1,892,164	3,734,248	$19,438,367	$40,114,011

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Notes to Financial Statements

	Shares		Amount
Massachusetts Portfolio
Class B
Shares sold	78,629	100,242	$812,881	$1,080,329

Shares issued in reinvestment of dividends	13,889	41,106	142,238	442,912

Shares converted to Class A	(337,781)	(897,654)	(3,476,925)	(9,635,577)

Shares redeemed	(188,821)	(277,414)	(1,934,572)	(2,996,388)

Net decrease	(434,084)	(1,033,720)	$(4,456,378)	$(11,108,724)

Class C
Shares sold	385,873	821,182	$3,969,238	$8,823,279

Shares issued in reinvestment of dividends	44,228	77,110	453,586	829,782

Shares redeemed	(404,073)	(532,530)	(4,122,810)	(5,739,079)

Net increase	26,028	365,762	$300,014	$3,913,982

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Michigan Portfolio
Class A
Shares sold	651,099	1,080,726	$6,495,544	$11,532,381

Shares issued in reinvestment of dividends and distributions	94,158	176,907	940,177	1,882,966

Shares converted from Class B	162,153	682,589	1,635,368	7,241,606

Shares redeemed	(853,480)	(1,188,357)	(8,483,801)	(12,656,416)

Net increase	53,930	751,865	$587,288	$8,000,537

Class B
Shares sold	39,925	90,711	$398,670	$964,433

Shares issued in reinvestment of dividends and distributions	12,393	37,834	123,358	402,970

Shares converted to Class A	(162,403)	(683,936)	(1,635,368)	(7,241,606)

Shares redeemed	(138,491)	(330,066)	(1,376,094)	(3,528,128)

Net decrease	(248,576)	(885,457)	$(2,489,434)	$(9,402,331)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	123

Notes to Financial Statements

	Shares		Amount
Michigan Portfolio
Class C
Shares sold	316,843	398,785	$3,180,830	$4,231,371

Shares issued in reinvestment of dividends and distributions	43,933	89,727	437,698	954,324

Shares redeemed	(421,293)	(610,380)	(4,201,301)	(6,491,661)

Net decrease	(60,517)	(121,868)	$(582,773)	$(1,305,966)

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Minnesota Portfolio
Class A
Shares sold	1,590,592	1,668,885	$15,009,108	$16,714,379

Shares issued in reinvestment of dividends	94,586	152,740	895,274	1,527,289

Shares converted from Class B	71,987	323,769	682,237	3,228,208

Shares redeemed	(1,540,604)	(1,243,316)	(14,412,426)	(12,400,056)

Net increase	216,561	902,078	$2,174,193	$9,069,820

Class B
Shares sold	4,373	13,396	$40,873	$134,532

Shares issued in reinvestment of dividends	2,924	10,124	27,539	101,447

Shares converted to Class A	(72,049)	(323,855)	(682,237)	(3,228,208)

Shares redeemed	(9,011)	(58,856)	(85,913)	(589,025)

Net decrease	(73,763)	(359,191)	$(699,738)	$(3,581,254)

Class C
Shares sold	362,701	233,481	$3,438,905	$2,333,859

Shares issued in reinvestment of dividends	19,312	34,930	182,582	349,651

Shares redeemed	(138,315)	(151,604)	(1,290,760)	(1,518,488)

Net increase	243,698	116,807	$2,330,727	$1,165,022

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

New Jersey Portfolio
Class A
Shares sold	3,348,051	3,311,142	$29,383,716	$31,734,493

Shares issued in reinvestment of dividends	140,631	246,294	1,239,270	2,372,772

Shares converted from Class B	299,918	1,120,704	2,656,246	10,789,107

Shares redeemed	(3,737,437)	(2,277,655)	(32,892,959)	(21,834,614)

Net increase	51,163	2,400,485	$386,273	$23,061,758

Class B
Shares sold	41,244	178,462	$362,752	$1,717,216

Shares issued in reinvestment of dividends	18,503	52,203	162,898	503,984

Shares converted to Class A	(299,871)	(1,120,628)	(2,656,246)	(10,789,107)

Shares redeemed	(236,198)	(382,929)	(2,078,529)	(3,699,683)

Net decrease	(476,322)	(1,272,892)	$(4,209,125)	$(12,267,590)

Class C
Shares sold	239,857	550,100	$2,122,256	$5,287,856

Shares issued in reinvestment of dividends	50,392	83,299	444,226	802,885

Shares redeemed	(321,117)	(477,565)	(2,812,726)	(4,605,723)

Net increase (decrease)	(30,868)	155,834	$(246,244)	$1,485,018

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Ohio Portfolio
Class A
Shares sold	955,395	2,035,533	$8,972,056	$20,324,202

Shares issued in reinvestment of dividends	147,779	259,663	1,380,643	2,590,239

Shares converted from Class B	315,012	891,776	2,961,412	8,868,001

Shares redeemed	(1,490,940)	(1,756,660)	(13,902,820)	(17,555,833)

Net increase (decrease)	(72,754)	1,430,312	$(588,709)	$14,226,609

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	125

Notes to Financial Statements

	Shares		Amount
Ohio Portfolio
Class B
Shares sold	24,667	150,118	$230,671	$1,489,858

Shares issued in reinvestment of dividends	20,416	57,242	190,311	571,517

Shares converted to Class A	(315,300)	(892,674)	(2,961,412)	(8,868,001)

Shares redeemed	(189,161)	(525,944)	(1,762,239)	(5,248,383)

Net decrease	(459,378)	(1,211,258)	$(4,302,669)	$(12,055,009)

Class C
Shares sold	268,377	434,992	$2,513,659	$4,333,684

Shares issued in reinvestment of dividends	52,341	94,190	489,100	939,482

Shares redeemed	(310,796)	(545,596)	(2,901,669)	(5,429,150)

Net increase (decrease)	9,922	(16,414)	$101,090	$(155,984)

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Pennsylvania Portfolio
Class A
Shares sold	1,394,969	1,417,866	$13,140,467	$14,631,504

Shares issued in reinvestment of dividends	131,914	232,299	1,245,726	2,397,456

Shares converted from Class B	222,222	711,726	2,103,783	7,323,360

Shares redeemed	(1,219,463)	(1,687,782)	(11,390,450)	(17,429,553)

Net increase	529,642	674,109	$5,099,526	$6,922,767

Class B
Shares sold	34,018	134,392	$323,795	$1,388,555

Shares issued in reinvestment of dividends	12,562	34,044	118,527	352,157

Shares converted to Class A	(222,136)	(711,826)	(2,103,783)	(7,323,360)

Shares redeemed	(113,677)	(346,598)	(1,074,541)	(3,595,931)

Net decrease	(289,233)	(889,988)	$(2,736,002)	$(9,178,579)

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Pennsylvania Portfolio
Class C
Shares sold	194,491	436,148	$1,832,682	$4,505,635

Shares issued in reinvestment of dividends	36,544	68,442	345,050	706,780

Shares redeemed	(582,069)	(406,109)	(5,473,058)	(4,194,995)

Net increase (decrease)	(351,034)	98,481	$(3,295,326)	$1,017,420

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Virginia Portfolio
Class A
Shares sold	1,838,656	3,424,960	$18,263,706	$36,167,452

Shares issued in reinvestment of dividends	179,899	300,262	1,776,970	3,178,233

Shares converted from Class B	291,735	956,875	2,884,511	10,060,975

Shares redeemed	(1,815,298)	(1,789,684)	(17,762,240)	(18,890,631)

Net increase	494,992	2,892,413	$5,162,947	$30,516,029

Class B
Shares sold	40,287	108,002	$399,503	$1,139,032

Shares issued in reinvestment of dividends	12,160	40,148	119,462	425,388

Shares converted to Class A	(292,275)	(958,536)	(2,884,511)	(10,060,975)

Shares redeemed	(166,178)	(232,512)	(1,618,489)	(2,467,859)

Net decrease	(406,006)	(1,042,898)	$(3,984,035)	$(10,964,414)

Class C
Shares sold	440,352	840,397	$4,350,158	$8,883,532

Shares issued in reinvestment of dividends	48,003	87,183	472,610	920,968

Shares redeemed	(415,659)	(602,275)	(4,053,799)	(6,319,826)

Net increase	72,696	325,305	$768,969	$3,484,674

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	127

Notes to Financial Statements

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2009.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

Arizona Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$8,156,800	$7,948,817
Ordinary income	25,051	—

Total distributions paid	$8,181,851	$7,948,817

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$25,538
Accumulated capital and other losses	(471,133	)(a)
Unrealized appreciation/(depreciation)	(8,592,616	)(b)

Total accumulated earnings/(deficit)	$(9,038,211	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $471,133 of which $383,250 expires in the year 2010 and $87,883 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $81,545. The Portfolio had a capital loss carryforward expire in the amount of $167,868 in the current fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

Florida Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$7,641,385	$8,438,142
Ordinary income	126,987	—

Total distributions paid	$7,768,372	$8,438,142

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(3,479,905	)(a)
Unrealized appreciation/(depreciation)	(10,929,889	)(b)

Total accumulated earnings/(deficit)	$(14,409,794	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $3,479,905 of which $3,475,986 expires in the year 2009 and $3,919 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $568,074. The Portfolio had a capital loss carryforward expire in the amount of $1,948,045 in the current fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

Massachusetts Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$5,361,875	$5,197,763
Ordinary income	144,434	5,490

Total distributions paid	$5,506,309	$5,203,253

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$20,850
Accumulated capital and other losses	(3,778,328	)(a)
Unrealized appreciation/(depreciation)	(2,347,329	)(b)

Total accumulated earnings/(deficit)	$(6,104,807	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $3,778,328 of which $1,585,051 expires in the year 2009 and $2,193,277 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $69,190.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

Michigan Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$4,125,020	$4,495,268
Ordinary income	218,750	21,710
Long term capital gains	120,415	558,233

Total distributions paid	$4,464,185	$5,075,211

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	129

Notes to Financial Statements

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(531,259	)(a)
Unrealized appreciation/(depreciation)	(2,033,707	)(b)

Total accumulated earnings/(deficit)	$(2,564,966	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,899 of which expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are believed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2008, the Portfolio defers to November 1, 2008 post-October capital losses of $529,360.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

Minnesota Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$3,689,423	$3,624,953
Ordinary income	60,780	13,803

Total distributions paid	$3,750,203	$3,638,756

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(806,117	)(a)
Unrealized appreciation/(depreciation)	(2,559,257	)(b)

Total accumulated earnings/(deficit)	$(3,365,374	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $806,117 of which $160,146 expires in the year 2009, $46,432 expires in the year 2010, $179,795 expires in the year 2011, $142,635 expires in the year 2012 $277,109 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $39,992. The Portfolio had a capital loss carryforward expire in the amount of $731,683 in the current fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

New Jersey Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$6,383,489	$6,146,017
Ordinary income	50,468	—

Total distributions paid	$6,433,957	$6,146,017

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$15,059
Accumulated capital and other losses	(11,748,025	)(a)
Unrealized appreciation/(depreciation)	(5,118,211	)(b)

Total accumulated earnings/(deficit)	$(16,851,177	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $11,748,025 of which $1,077,263 expires in the year 2009, $4,688,584 expires in the year 2010, $5,617,272 expires in the year 2011 and $364,906 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $368,291. The Portfolio had a capital loss carryforward expire in the amount of $615,745 in the current fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

Ohio Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$6,007,728	$6,150,596
Ordinary income	64,396	8,663

Total distributions paid	$6,072,124	$6,159,259

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax Exempt Income	$16,088
Accumulated capital and other losses	(5,296,818	)(a)
Unrealized appreciation/(depreciation)	(5,489,725	)(b)

Total accumulated earnings/(deficit)	$(10,770,455	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $5,296,818 of which $1,639,021 expires in the year 2009, $3,620,192 expires in the year 2011 and $37,605 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $647,998. The Portfolio had a capital loss carryforward expire in the amount of $234,228 in the current fiscal year.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

Pennsylvania Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$5,353,271	$5,317,153
Ordinary income	39,333	8,161

Total distributions paid	$5,392,604	$5,325,314

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	131

Notes to Financial Statements

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax Exempt Income	$10,055
Accumulated capital and other losses	(720,532	)(a)
Unrealized appreciation/(depreciation)	(4,347,004	)(b)

Total accumulated earnings/(deficit)	$(5,057,481	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $720,532 of which $274,791 expires in the year 2010, $445,741 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the Portfolio utilized capital loss carryforwards of $95,339. The Portfolio had a capital loss carryforward expire in the amount of $1,196,910 in the current fiscal year.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

Virginia Portfolio	2008	2007
Distributions paid from:
Tax-exempt income	$7,210,855	$7,022,505
Ordinary income	104,496	7,889

Total distributions paid	$7,315,351	$7,030,394

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$334,027
Accumulated capital and other losses	(1,429,808	)(a)
Unrealized appreciation/(depreciation)	(9,280,287	)(b)

Total accumulated earnings/(deficit)	$(10,376,068	)(c)

(a)

On September 30, 2008, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,429,808 of which, $604,484 expires in the year 2009, $793,446 expires in the year 2010 and $31,878 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2008, the portfolio utilized capital loss carryforwards of $109,733.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

NOTE H

Risks Involved in Investing in the Fund

Credit Risk—The Portfolios of the AllianceBernstein Municipal Income Fund II are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions, and the

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	133

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolio’s financial statements.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class A
	Six Months Ended March 31, 2009 (unaudited)
			Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.28		$ 10.93	$ 11.07	$ 11.06		$ 10.95	$ 10.76

Income From Investment Operations
Net investment income(b)(c)	.23		.44	.44	.45		.47	.51
Net realized and unrealized gain (loss) on investment transactions	.01		(.65)	(.14)	.01		.11	.19

Net increase (decrease) in net asset value from operations	(.24)		(.21)	.30	.46		.58	.70

Less: Dividends
Dividends from net investment income	(.23)		(.44)	(.44)	(.45)		(.47)	(.51)

Net asset value, end of period	$ 10.29		$ 10.28	$ 10.93	$ 11.07		$ 11.06	$ 10.95

Total Return
Total investment return based on net asset value(d)	2.37%		(2.08)%	2.78%	4.28%		5.36%	6.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$163,379		$166,997	$141,882	$138,880		$111,704	$88,701
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.78	%(e)	.78%	.78%	.78	%(f)	.78%	.78%
Expenses, before waivers/reimbursements	.94	%(e)	.93%	.96%	.95	%(f)	.97%	1.13%
Net investment income, net of waivers/reimbursements	4.50	%(e)	4.02%	4.03%	4.11	%(f)	4.22%	4.69%
Portfolio turnover rate	4%		25%	8%	20%		25%	28%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	135

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class B
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.26		$ 10.91	$ 11.05	$ 11.04		$ 10.94	$ 10.74

Income From Investment Operations
Net investment income(b)(c)	.19		.36	.37	.38		.39	.43
Net realized and unrealized gain (loss) on investment transactions	.01		(.65)	(.15)	– 0	–	.10	.20

Net increase (decrease) in net asset value from operations	.20		(.29)	.22	.38		.49	.63

Less: Dividends
Dividends from net investment income	(.19)		(.36)	(.36)	(.37)		(.39)	(.43)

Net asset value, end of period	$ 10.27		$ 10.26	$ 10.91	$ 11.05		$ 11.04	$ 10.94

Total Return
Total investment return based on net asset value(d)	2.02%		(2.76)%	2.07%	3.56%		4.56%	5.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,653		$14,485	$36,136	$52,070		$63,255	$76,951
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.48	%(e)	1.48%	1.48%	1.48	%(f)	1.48%	1.48%
Expenses, before waivers/ reimbursements	1.65	%(e)	1.66%	1.67%	1.66	%(f)	1.68%	1.84%
Net investment income, net of waivers/ reimbursements	3.79	%(e)	3.32%	3.33%	3.42	%(f)	3.54%	4.00%
Portfolio turnover rate	4%		25%	8%	20%		25%	28%

See footnote summary on page 162.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class C
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.26		$ 10.91	$ 11.05	$ 11.04		$ 10.94	$ 10.74

Income From Investment Operations
Net investment income(b)(c)	.19		.36	.37	.37		.39	.43
Net realized and unrealized gain (loss) on investment transactions	.01		(.65)	(.14)	.01		.10	.20

Net increase (decrease) in net asset value from operations	.20		(.29)	.23	.38		.49	.63

Less: Dividends
Dividends from net investment income	(.19)		(.36)	(.37)	(.37)		(.39)	(.43)

Net asset value, end of period	$ 10.27		$ 10.26	$ 10.91	$ 11.05		$ 11.04	$ 10.94

Total Return
Total investment return based on net asset value(d)	2.01%		(2.76)%	2.07%	3.56%		4.56%	5.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,434		$30,000	$26,474	$25,445		$24,926	$20,305
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.48	%(e)	1.48%	1.48%	1.48	%(f)	1.48%	1.48%
Expenses, before waivers/ reimbursements	1.64	%(e)	1.64%	1.66%	1.65	%(f)	1.67%	1.84%
Net investment income, net of waivers/ reimbursements	3.80	%(e)	3.33%	3.34%	3.42	%(f)	3.53%	4.00%
Portfolio turnover rate	4%		25%	8%	20%		25%	28%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	137

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Florida Portfolio
Class A
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 9.30	$ 10.15	$ 10.32	$ 10.28	$ 10.25	$ 10.17

Income From Investment Operations
Net investment income(b)(c)	.23	.44	.45	.46	.47	.49
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.84)	(.17)	.04	.03	.08
Contributions from Adviser (see Note B)	.00	(g)	.00	(g)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11	(.40)	.28	.50	.50	.57

Less: Dividends
Dividends from net investment income	(.23)	(.45)	(.45)	(.46)	(.47)	(.49)

Net asset value, end of period	$ 9.18	$ 9.30	$ 10.15	$ 10.32	$ 10.28	$ 10.25

Total Return
Total investment return based on net asset value(d)	1.30%	(4.16)%	2.80%	5.00%	5.01%	5.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,131	$118,868	$134,989	$138,307	$127,541	$101,529
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	.78	%(e)	.78%	.78%	.78	%(f)	.78%	.78%
Expenses, before waivers/reimbursements	1.19	%(e)	.96%	.96%	.98	%(f)	1.08%	1.12%
Expenses, before waivers/reimbursements excluding interest expense	1.19	%(e)	.96%	.96%	.94	%(f)	.98%	1.11%
Net investment income, net of waivers/ reimbursements	5.07	%(e)	4.44%	4.43%	4.51	%(f)	4.60%	4.83%
Portfolio turnover rate	0%	29%	23%	27%	23%	22%

See footnote summary on page 162.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Florida Portfolio
Class B
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 9.31	$ 10.16	$ 10.32	$ 10.29	$ 10.26	$ 10.18

Income From Investment Operations
Net investment income(b)(c)	.20	.37	.38	.39	.40	.42
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.84)	(.16)	.03	.03	.08
Contributions from Adviser (see Note B)	.00	(g)	.00	(g)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08	(.47)	.22	.42	.43	.50

Less: Dividends
Dividends from net investment income	(.20)	(.38)	(.38)	(.39)	(.40)	(.42)

Net asset value, end of period	$ 9.19	$ 9.31	$ 10.16	$ 10.32	$ 10.29	$ 10.26

Total Return
Total investment return based on net asset value(d)	0.95%	(4.82)%	2.18%	4.17%	4.29%	4.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,160	$12,628	$23,646	$38,045	$53,996	$79,266
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.48	%(e)	1.48%	1.48%	1.48	%(f)	1.48%	1.48%
Expenses, before waivers/ reimbursements	1.89	%(e)	1.69%	1.68%	1.69	%(f)	1.78%	1.83%
Expenses, before waivers/ reimbursements excluding interest expense	1.89	%(e)	1.69%	1.68%	1.65	%(f)	1.68%	1.82%
Net investment income, net of waivers/ reimbursements	4.39	%(e)	3.72%	3.73%	3.80	%(f)	3.91%	4.12%
Portfolio turnover rate	0%	29%	23%	27%	23%	22%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	139

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Florida Portfolio
Class C
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 9.31	$ 10.16	$ 10.32	$ 10.29	$ 10.25	$ 10.18

Income From Investment Operations
Net investment income(b)(c)	.20	.37	.38	.39	.40	.42
Net realized and unrealized gain (loss) on investment transactions	(.12)	(.84)	(.16)	.03	.04	.07
Contributions from Adviser (see Note B)	.00	(g)	.00	(g)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08	(.47)	.22	.42	.44	.49

Less: Dividends
Dividends from net investment income	(.20)	(.38)	(.38)	(.39)	(.40)	(.42)

Net asset value, end of period	$ 9.19	$ 9.31	$ 10.16	$ 10.32	$ 10.29	$ 10.25

Total Return
Total investment return based on net asset value(d)	0.95%	(4.82)%	2.18%	4.17%	4.38%	4.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,086	$28,989	$33,540	$39,042	$39,950	$39,170
Ratio to average net assets of:
Expenses, net of waivers/reimbursements excluding interest expense	1.48	%(e)	1.48%	1.48%	1.48	%(f)	1.48%	1.48%
Expenses, before waivers/reimbursements	1.89	%(e)	1.67%	1.67%	1.68	%(f)	1.78%	1.83%
Expenses, before waivers/reimbursements excluding interest expense	1.89	%(e)	1.67%	1.67%	1.64	%(f)	1.68%	1.82%
Net investment income, net of waivers/reimbursements	4.37	%(e)	3.73%	3.73%	3.80	%(f)	3.90%	4.13%
Portfolio turnover rate	0%	29%	23%	27%	23%	22%

See footnote summary on page 162.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Massachusetts Portfolio
	Class A
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.36		$ 10.81	$ 10.94	$ 10.96		$ 10.92	$ 10.79

Income From Investment Operations
Net investment income(b)(c)	.21		.42	.44	.45		.47	.51
Net realized and unrealized gain (loss) on investment transactions	.10		(.43)	(.13)	(.02)		.05	.13
Contributions from Adviser (see Note B)	.00		.00 (g)	.00	.00		.00	.00

Net increase (decrease) in net asset value from operations	.31		(.01)	.31	.43		.52	.64

Less: Dividends
Dividends from net investment income	(.22)		(.44)	(.44)	(.45)		(.48)	(.51)

Net asset value, end of period	$ 10.45		$ 10.36	$ 10.81	$ 10.94		$ 10.96	$ 10.92

Total Return
Total investment return based on net asset value(d)	3.03%		(.22)%	2.92%	4.06%		4.80%	6.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$130,716		$109,951	$74,341	$63,120		$53,035	$39,749
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.82	%(e)	.82%	.82%	.82	%(f)	.82%	.82%
Expenses, before waivers/ reimbursements	.96	%(e)	1.01%	1.06%	1.09	%(f)	1.17%	1.25%
Expenses, before waivers/reimbursements excluding interest expense	.96	%(e)	1.01%	1.06%	1.03	%(f)	1.03%	1.20%
Net investment income, net of waivers/reimbursements	4.07	%(e)	3.90%	4.08%	4.18	%(f)	4.29%	4.73%
Portfolio turnover rate	7%		32%	11%	25%		25%	26%

See	footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	141

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Massachusetts Portfolio
	Class B
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.34		$ 10.79	$ 10.92	$ 10.94		$ 10.91	$ 10.77

Income From Investment Operations
Net investment income(b)(c)	.17		.34	.37	.38		.40	.44
Net realized and unrealized gain (loss) on investment transactions	.10		(.43)	(.13)	(.02)		.03	.14
Contributions from Adviser (see Note B)	.00		.00 (g)	.00	.00		.00	.00

Net increase (decrease) in net asset value from operations	.27		(.09)	.24	.36		.43	.58

Less: Dividends
Dividends from net investment income	(.18)		(.36)	(.37)	(.38)		(.40)	(.44)

Net asset value, end of period	$ 10.43		$ 10.34	$ 10.79	$ 10.92		$ 10.94	$ 10.91

Total Return
Total investment return based on net asset value(d)	2.68%		(.91)%	2.21%	3.35%		4.00%	5.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,068		$13,477	$25,209	$41,221		$50,203	$63,430
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.52	%(e)	1.52%	1.52%	1.52	%(f)	1.52%	1.52%
Expenses, before waivers/ reimbursements	1.68	%(e)	1.73%	1.77%	1.81	%(f)	1.88%	1.96%
Expenses, before waivers/reimbursements excluding interest expense	1.68	%(e)	1.73%	1.77%	1.75	%(f)	1.74%	1.91%
Net investment income, net of waivers/reimbursements	3.37	%(e)	3.23%	3.38%	3.49	%(f)	3.61%	4.04%
Portfolio turnover rate	7%		32%	11%	25%		25%	26%

See footnote summary on page 162.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Massachusetts Portfolio
	Class C
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.34		$ 10.79	$ 10.92	$ 10.94		$ 10.91	$ 10.77

Income From Investment Operations
Net investment income(b)(c)	.17		.34	.37	.38		.40	.44
Net realized and unrealized gain (loss) on investment transactions	.10		(.43)	(.13)	(.02)		.03	.14
Contributions from Adviser (see Note B)	.00		.00 (g)	.00	.00		.00	.00

Net increase (decrease) in net asset value from operations	.27		(.09)	.24	.36		.43	.58

Less: Dividends
Dividends from net investment income	(.18)		(.36)	(.37)	(.38)		(.40)	(.44)

Net asset value, end of period	$ 10.43		$ 10.34	$ 10.79	$ 10.92		$ 10.94	$ 10.91

Total Return
Total investment return based on net asset value(d)	2.68%		(.91)%	2.22%	3.35%		3.99%	5.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,436		$36,834	$34,479	$38,001		$34,789	$35,598
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.52	%(e)	1.52%	1.52%	1.52	%(f)	1.52%	1.52%
Expenses, before waivers/ reimbursements	1.67	%(e)	1.72%	1.76%	1.80	%(f)	1.88%	1.95%
Expenses, before waivers/reimbursements excluding interest expense	1.67	%(e)	1.72%	1.76%	1.74	%(f)	1.74%	1.90%
Net investment income, net of waivers/reimbursements	3.38	%(e)	3.22%	3.39%	3.49	%(f)	3.61%	4.04%
Portfolio turnover rate	7%		32%	11%	25%		25%	26%

See footnote summary on page 162 .

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	143

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class A
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 10.11	$ 10.74	$ 10.91	$ 10.88	$ 10.79	$ 10.69

Income From Investment Operations
Net investment income(b)(c)	.20	.40	.42	.43	.46	.48
Net realized and unrealized gain (loss) on investment transactions	.12	(.60)	(.12)	.03	.09	.11

Net increase (decrease) in net asset value from operations	.32	(.20)	.30	.46	.55	.59

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.41)	(.42)	(.42)	(.46)	(.49)
Distributions from net realized gain on investments	– 0	–	(.02)	(.05)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.43)	(.47)	(.43)	(.46)	(.49)

Net asset value, end of period	$ 10.22	$ 10.11	$ 10.74	$ 10.91	$ 10.88	$ 10.79

Total Return
Total investment return based on net asset value(d)	3.22%	(1.97)%	2.75%	4.38%	5.16%	5.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$69,115	$67,798	$63,989	$64,920	$54,635	$45,362
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.01	%(e)	1.01%	1.01%	.98	%(f)	.99%	1.01%
Expenses, before waivers/reimbursements	1.08	%(e)	1.06%	1.10%	1.04	%(f)	1.05%	1.20%
Net investment income, net of waivers/reimbursements	4.04	%(e)	3.77%	3.87%	3.92	%(f)	4.19%	4.51%
Portfolio turnover rate	9%	13%	2%	17%	18%	18%

See footnote summary on page 162.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class B
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 10.09	$ 10.72	$ 10.89	$ 10.86	$ 10.77	$ 10.67

Income From Investment Operations
Net investment income(b)(c)	.17	.32	.34	.35	.38	.41
Net realized and unrealized gain (loss) on investment transactions	.12	(.59)	(.12)	.04	.10	.10

Net increase (decrease) in net asset value from operations	.29	(.27)	.22	.39	.48	.51

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.34)	(.34)	(.35)	(.39)	(.41)
Distributions from net realized gain on investments	– 0	–	(.02)	(.05)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.36)	(.39)	(.36)	(.39)	(.41)

Net asset value, end of period	$ 10.20	$ 10.09	$ 10.72	$ 10.89	$ 10.86	$ 10.77

Total Return
Total investment return based on net asset value(d)	2.88%	(2.65)%	2.04%	3.66%	4.47%	4.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,957	$10,378	$20,524	$30,813	$41,516	$47,605
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.71	%(e)	1.71%	1.71%	1.69	%(f)	1.70%	1.71%
Expenses, before waivers/reimbursements	1.80	%(e)	1.78%	1.81%	1.75	%(f)	1.76%	1.91%
Net investment income, net of waivers/reimbursements	3.35	%(e)	3.08%	3.17%	3.23	%(f)	3.50%	3.81%
Portfolio turnover rate	9%	13%	2%	17%	18%	18%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	145

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class C
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 10.09	$ 10.73	$ 10.89	$ 10.87	$ 10.77	$ 10.67

Income From Investment Operations
Net investment income(b)(c)	.17	.33	.34	.35	.38	.41
Net realized and unrealized gain (loss) on investment transactions	.12	(.61)	(.11)	.03	.10	.10

Net increase (decrease) in net asset value from operations	.29	(.28)	.23	.38	.48	.51

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.34)	(.34)	(.35)	(.38)	(.41)
Distributions from net realized gain on investments	– 0	–	(.02)	(.05)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.36)	(.39)	(.36)	(.38)	(.41)

Net asset value, end of period	$ 10.21	$ 10.09	$ 10.73	$ 10.89	$ 10.87	$ 10.77

Total Return
Total investment return based on net asset value(d)	2.97%	(2.74)%	2.13%	3.56%	4.54%	4.91%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,059	$34,290	$37,755	$41,274	$43,225	$43,382
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.71	%(e)	1.71%	1.71%	1.68	%(f)	1.70%	1.71%
Expenses, before waivers/reimbursements	1.79	%(e)	1.76%	1.81%	1.74	%(f)	1.75%	1.90%
Net investment income, net of waivers/reimbursements	3.35	%(e)	3.08%	3.17%	3.23	%(f)	3.50%	3.82%
Portfolio turnover rate	9%	13%	2%	17%	18%	18%

See	footnote summary on page 162.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class A
	Six Months Ended March 31, 2009		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.51		$ 10.05	$ 10.20	$ 10.19		$ 10.14	$ 10.15

Income From Investment Operations
Net investment income(b)(c)	.20		.39	.41	.42		.42	.44
Net realized and unrealized gain (loss) on investment transactions	.30		(.53)	(.15)	.01		.05	(.01)

Net increase (decrease) in net asset value from operations	.50		(.14)	.26	.43		.47	.43

Less: Dividends
Dividends from net investment income	(.20)		(.40)	(.41)	(.42)		(.42)	(.44)

Net asset value, end of period	$ 9.81		$ 9.51	$ 10.05	$ 10.20		$ 10.19	$ 10.14

Total Return
Total investment return based on net asset value(d)	5.36%		(1.53)%	2.58%	4.29%		4.72%	4.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,635		$78,064	$73,400	$71,172		$69,174	$64,847
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	0.90	%(e)	.90%	.90%	.90	%(f)	.90%	.90%
Expenses, before waivers/ reimbursements	1.11	%(e)	1.10%	1.16%	1.17	%(f)	1.26%	1.32%
Expenses, before waivers/reimbursements excluding interest expense	1.11	%(e)	1.10%	1.16%	1.10	%(f)	1.13%	1.28%
Net investment income, net of waivers/ reimbursements	4.14	%(e)	3.93%	4.03%	4.10	%(f)	4.12%	4.36%
Portfolio turnover rate	0%		7%	1%	13%		14%	19%

See	footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	147

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class B
	Six Months Ended March 31, 2009		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.51		$ 10.05	$ 10.20	$ 10.19		$ 10.14	$ 10.15

Income From Investment Operations
Net investment income(b)(c)	.16		.32	.34	.34		.35	.37
Net realized and unrealized gain (loss) on investment transactions	.31		(.53)	(.15)	.01		.05	(.01)

Net increase (decrease) in net asset value from operations	.47		(.21)	.19	.35		.40	.36

Less: Dividends
Dividends from net investment income	(.17)		(.33)	(.34)	(.34)		(.35)	(.37)

Net asset value, end of period	$ 9.81		$ 9.51	$ 10.05	$ 10.20		$ 10.19	$ 10.14

Total Return
Total investment return based on net asset value(d)	5.00%		(2.21)%	1.86%	3.56%		3.99%	3.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,170		$2,805	$6,571	$10,577		$14,424	$16,976
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.60	%(e)	1.60%	1.60%	1.60	%(f)	1.60%	1.60%
Expenses, before waivers/ reimbursements	1.84	%(e)	1.81%	1.87%	1.88	%(f)	1.97%	2.04%
Expenses, before waivers/reimbursements excluding interest expense	1.84	%(e)	1.81%	1.87%	1.81	%(f)	1.84%	2.00%
Net investment income, net of waivers/reimbursements	3.46	%(e)	3.21%	3.33%	3.41	%(f)	3.43%	3.65%
Portfolio turnover rate	0%		7%	1%	13%		14%	19%

See footnote summary on page 162.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class C
	Six Months Ended March 31, 2009		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.52		$ 10.06	$ 10.21	$ 10.20		$ 10.15	$ 10.16

Income From Investment Operations
Net investment income(b)(c)	.16		.32	.34	.34		.35	.37
Net realized and unrealized gain (loss) on investment transactions	.31		(.53)	(.15)	.01		.05	(.01)

Net increase (decrease) in net asset value from operations	.47		(.21)	.19	.35		.40	.36

Less: Dividends
Dividends from net investment income	(.17)		(.33)	(.34)	(.34)		(.35)	(.37)

Net asset value, end of period	$ 9.82		$ 9.52	$ 10.06	$ 10.21		$ 10.20	$ 10.15

Total Return
Total investment return based on net asset value(d)	4.99%		(2.21)%	1.86%	3.55%		3.98%	3.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,030		$14,192	$13,818	$15,635		$17,153	$16,402
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.60	%(e)	1.60%	1.60%	1.60	%(f)	1.60%	1.60%
Expenses, before waivers/ reimbursements	1.81	%(e)	1.80%	1.86%	1.87	%(f)	1.96%	2.03%
Expenses, before waivers/reimbursements excluding interest expense	1.81	%(e)	1.80%	1.86%	1.80	%(f)	1.83%	1.99%
Net investment income, net of waivers/reimbursements	3.43	%(e)	3.22%	3.33%	3.40	%(f)	3.42%	3.65%
Portfolio turnover rate	0%		7%	1%	13%		14%	19%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	149

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class A
	Six Months Ended March 31, 2009		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.13		$ 9.76	$ 9.93	$ 9.90		$ 9.84	$ 9.80

Income From Investment Operations
Net investment income(b)(c)	.21		.40	.42	.42		.42	.45
Net realized and unrealized gain (loss) on investment transactions	(.24)		(.63)	(.17)	.03		.07	.04

Net increase (decrease) in net asset value from operations	(.03)		(.23)	.25	.45		.49	.49

Less: Dividends
Dividends from net investment income	(.21)		(.40)	(.42)	(.42)		(.43)	(.45)

Net asset value, end of period	$ 8.89		$ 9.13	$ 9.76	$ 9.93		$ 9.90	$ 9.84

Total Return
Total investment return based on net asset value(d)	(0.31)%		(2.46)%	2.52%	4.65%		5.03%	5.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$114,001		$116,562	$101,138	$83,088		$77,570	$76,164
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.87	%(e)	.87%	.87%	.87	%(f)	.87%	.87%
Expenses, before waivers/ reimbursements	1.00	%(e)	.99%	1.10%	1.15	%(f)	1.16%	1.23%
Expenses, before waivers/reimbursements excluding interest expense	1.00	%(e)	.99%	1.03%	1.01	%(f)	1.02%	1.17%
Net investment income, net of waivers/reimbursements	4.67	%(e)	4.15%	4.23%	4.25	%(f)	4.26%	4.60%
Portfolio turnover rate	6%		32%	6%	6%		38%	15%

See footnote summary on page 162.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class B
	Six Months Ended March 31, 2009		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.13		$ 9.76	$ 9.93	$ 9.90		$ 9.84	$ 9.80

Income From Investment Operations
Net investment income(b)(c)	.18		.33	.35	.35		.35	.38
Net realized and unrealized gain (loss) on investment transactions	(.23)		(.62)	(.17)	.03		.07	.04

Net increase (decrease) in net asset value from operations	(.05)		(.29)	.18	.38		.42	.42

Less: Dividends
Dividends from net investment income	(.18)		(.34)	(.35)	(.35)		(.36)	(.38)

Net asset value, end of period	$ 8.90		$ 9.13	$ 9.76	$ 9.93		$ 9.90	$ 9.84

Total Return
Total investment return based on net asset value(d)	(0.54)%		(3.14)%	1.80%	3.91%		4.30%	4.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,301		$13,898	$27,275	$42,766		$58,706	$83,835
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.57	%(e)	1.57%	1.57%	1.57	%(f)	1.57%	1.57%
Expenses, before waivers/ reimbursements	1.72	%(e)	1.72%	1.81%	1.86	%(f)	1.87%	1.94%
Expenses, before waivers/reimbursements excluding interest expense	1.72	%(e)	1.72%	1.74%	1.72	%(f)	1.73%	1.88%
Net investment income, net of waivers/reimbursements	3.99	%(e)	3.44%	3.52%	3.55	%(f)	3.56%	3.89%
Portfolio turnover rate	6%		32%	6%	6%		38%	15%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class C
	Six Months Ended March 31, 2009		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.13		$ 9.76	$ 9.93	$ 9.90		$ 9.84	$ 9.81

Income From Investment Operations
Net investment income(b)(c)	.18		.33	.35	.35		.35	.38
Net realized and unrealized gain (loss) on investment transactions	(.23)		(.62)	(.17)	.03		.07	.03

Net increase (decrease) in net asset value from operations	(.05)		(.29)	.18	.38		.42	.41

Less: Dividends
Dividends from net investment income	(.18)		(.34)	(.35)	(.35)		(.36)	(.38)

Net asset value, end of period	$ 8.90		$ 9.13	$ 9.76	$ 9.93		$ 9.90	$ 9.84

Total Return
Total investment return based on net asset value(d)	(0.54)%		(3.14)%	1.80%	3.92%		4.31%	4.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,221		$32,332	$33,031	$34,042		$35,279	$37,926
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.57	%(e)	1.57%	1.57%	1.57	%(f)	1.57%	1.57%
Expenses, before waivers/ reimbursements	1.71	%(e)	1.70%	1.80%	1.85	%(f)	1.86%	1.93%
Expenses, before waivers/ reimbursements excluding interest expense	1.71	%(e)	1.70%	1.74%	1.71	%(f)	1.72%	1.87%
Net investment income, net of waivers/reimbursements	3.97	%(e)	3.44%	3.52%	3.55	%(f)	3.56%	3.89%
Portfolio turnover rate	6%		32%	6%	6%		38%	15%

See footnote summary on page 162.

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class A
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.44		$ 10.06	$ 10.16	$ 10.14		$ 10.10	$ 10.05

Income From Investment Operations
Net investment income(b)(c)	.20		.40	.40	.41		.43	.44
Net realized and unrealized gain (loss) on investment transactions	.09		(.62)	(.10)	.02		.03	.05

Net increase (decrease) in net asset value from operations	.29		(.22)	.30	.43		.46	.49

Less: Dividends
Dividends from net investment income	(.20)		(.40)	(.40)	(.41)		(.42)	(.44)

Net asset value, end of period	$ 9.53		$ 9.44	$ 10.06	$ 10.16		$ 10.14	$ 10.10

Total Return
Total investment return based on net asset value(d)	3.18%		(2.33)%	3.05%	4.40%		4.67%	5.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,841		$101,481	$93,801	$87,902		$85,749	$78,184
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.85	%(e)	.85%	.85%	.85	%(f)	.85%	.85%
Expenses, before waivers/ reimbursements	1.00	%(e)	1.00%	1.01%	.98	%(f)	.99%	1.14%
Net investment income, net of waivers/reimbursements	4.32	%(e)	3.97%	4.00%	4.12	%(f)	4.19%	4.38%
Portfolio turnover rate	1%		7%	4%	11%		23%	33%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	153

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class B
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.43		$ 10.05	$ 10.15	$ 10.13		$ 10.09	$ 10.04

Income From Investment Operations
Net investment income(b)(c)	.17		.32	.33	.34		.36	.37
Net realized and unrealized gain (loss) on investment transactions	.10		(.61)	(.10)	.02		.03	.05

Net increase (decrease) in net asset value from operations	.27		(.29)	.23	.36		.39	.42

Less: Dividends
Dividends from net investment income	(.17)		(.33)	(.33)	(.34)		(.35)	(.37)

Net asset value, end of period	$ 9.53		$ 9.43	$ 10.05	$ 10.15		$ 10.13	$ 10.09

Total Return
Total investment return based on net asset value(d)	2.93%		(3.02)%	2.34%	3.67%		3.95%	4.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,982		$16,192	$29,436	$41,802		$55,111	$70,121
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.55%	1.55%	1.55	%(f)	1.55%	1.55%
Expenses, before waivers/reimbursements	1.72	%(e)	1.72%	1.72%	1.69	%(f)	1.69%	1.85%
Net investment income, net of waivers/reimbursements	3.63	%(e)	3.26%	3.30%	3.42	%(f)	3.50%	3.69%
Portfolio turnover rate	1%		7%	4%	11%		23%	33%

See footnote summary on page 162.

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class C
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.43		$ 10.06	$ 10.16	$ 10.13		$ 10.09	$ 10.05

Income From Investment Operations
Net investment income(b)(c)	.17		.33	.33	.34		.36	.37
Net realized and unrealized gain (loss) on investment transactions	.10		(.63)	(.10)	.03		.03	.04

Net increase (decrease) in net asset value from operations	.27		(.30)	.23	.37		.39	.41

Less: Dividends
Dividends from net investment income	(.17)		(.33)	(.33)	(.34)		(.35)	(.37)

Net asset value, end of period	$ 9.53		$ 9.43	$ 10.06	$ 10.16		$ 10.13	$ 10.09

Total Return
Total investment return based on net asset value(d)	2.93%		(3.11)%	2.33%	3.78%		3.94%	4.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,929		$37,446	$40,087	$44,023		$47,610	$48,233
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.55	%(e)	1.55%	1.55%	1.55	%(f)	1.55%	1.55%
Expenses, before waivers/ reimbursements	1.71	%(e)	1.71%	1.71%	1.68	%(f)	1.69%	1.85%
Net investment income, net of waivers/reimbursements	3.62	%(e)	3.27%	3.31%	3.42	%(f)	3.49%	3.69%
Portfolio turnover rate	1%		7%	4%	11%		23%	33%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	155

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class A
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.75		$ 10.44	$ 10.58	$ 10.53		$ 10.48	$ 10.44

Income From Investment Operations
Net investment income(b)(c)	.21		.41	.41	.42		.44	.48
Net realized and unrealized gain (loss) on investment transactions	(.20)		(.69)	(.14)	.05		.05	.04

Net increase (decrease) in net asset value from operations	.01		(.28)	.27	.47		.49	.52

Less: Dividends
Dividends from net investment income	(.21)		(.41)	(.41)	(.42)		(.44)	(.48)

Net asset value, end of period	$ 9.55		$ 9.75	$ 10.44	$ 10.58		$ 10.53	$ 10.48

Total Return
Total investment return based on net asset value(d)	.12%		(2.80)%	2.60%	4.57%		4.75%	5.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$96,171		$93,096	$92,626	$81,151		$78,472	$74,132
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.95	%(e)	.95%	.95%	.95	%(f)	.95%	.95%
Expenses, before waivers/ reimbursements	1.05	%(e)	1.03%	1.03%	1.11	%(f)	1.20%	1.24%
Expenses, before waivers/reimbursements excluding interest expense	1.05	%(e)	1.03%	1.03%	1.01	%(f)	1.04%	1.18%
Net investment income, net of waivers/reimbursements	4.40	%(e)	3.99%	3.92%	4.00	%(f)	4.19%	4.55%
Portfolio turnover rate	5%		9%	8%	23%		36%	19%

See footnote summary on page 162.

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class B
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.75		$ 10.44	$ 10.58	$ 10.53		$ 10.48	$ 10.44

Income From Investment Operations
Net investment income(b)(c)	.17		.34	.34	.35		.37	.40
Net realized and unrealized gain (loss) on investment transactions	(.20)		(.69)	(.14)	.05		.05	.04

Net increase (decrease) in net asset value from operations	(.03)		(.35)	.20	.40		.42	.44

Less: Dividends
Dividends from net investment income	(.17)		(.34)	(.34)	(.35)		(.37)	(.40)

Net asset value, end of period	$ 9.55		$ 9.75	$ 10.44	$ 10.58		$ 10.53	$ 10.48

Total Return
Total investment return based on net asset value(d)	(.23)%		(3.48)%	1.89%	3.84%		4.01%	4.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,243		$11,245	$21,329	$33,448		$41,760	$55,552
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.65	%(e)	1.65%	1.65%	1.65	%(f)	1.65%	1.65%
Expenses, before waivers/reimbursements	1.77	%(e)	1.75%	1.74%	1.82	%(f)	1.90%	1.95%
Expenses, before waivers/ reimbursements excluding interest expense	1.77	%(e)	1.75%	1.74%	1.72	%(f)	1.74%	1.89%
Net investment income, net of waivers/reimbursements	3.69	%(e)	3.27%	3.21%	3.31	%(f)	3.49%	3.85%
Portfolio turnover rate	5%		9%	8%	23%		36%	19%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	157

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class C
	Six Months Ended March 31, 2009 (unaudited)		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.75		$ 10.44	$ 10.58	$ 10.53		$ 10.48	$ 10.44

Income From Investment Operations
Net investment income(b)(c)	.17		.34	.34	.35		.37	.40
Net realized and unrealized gain (loss) on investment transactions	(.20)		(.69)	(.14)	.05		.05	.04

Net increase (decrease) in net asset value from operations	(.03)		(.35)	.20	.40		.42	.44

Less: Dividends
Dividends from net investment income	(.17)		(.34)	(.34)	(.35)		(.37)	(.40)

Net asset value, end of period	$ 9.55		$ 9.75	$ 10.44	$ 10.58		$ 10.53	$ 10.48

Total Return
Total investment return based on net asset value(d)	(.23)%		(3.48)%	1.89%	3.84%		4.02%	4.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,200		$30,194	$31,295	$34,332		$34,705	$36,168
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.65	%(e)	1.65%	1.65%	1.65	%(f)	1.65%	1.65%
Expenses, before waivers/ reimbursements	1.75	%(e)	1.74%	1.74%	1.82	%(f)	1.90%	1.94%
Expenses, before waivers/reimbursements excluding interest expense	1.75	%(e)	1.74%	1.74%	1.72	%(f)	1.74%	1.88%
Net investment income, net of waivers/reimbursements	3.69	%(e)	3.29%	3.22%	3.30	%(f)	3.49%	3.85%
Portfolio turnover rate	5%		9%	8%	23%		36%	19%

See footnote summary on page 162.

158	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Virginia Portfolio
	Class A
	Six Months Ended March 31, 2009		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 10.01		$ 10.68	$ 10.84	$ 10.82		$ 10.77	$ 10.75

Income From Investment Operations
Net investment income(b)(c)	.22		.43	.45	.47		.49	.52
Net realized and unrealized gain (loss) on investment transactions	.17		(.66)	(.16)	.02		.05	.01

Net increase (decrease) in net asset value from operations	.39		(.23)	.29	.49		.54	.53

Less: Dividends
Dividends from net investment income	(.22)		(.44)	(.45)	(.47)		(.49)	(.51)

Net asset value, end of period	$ 10.18		$ 10.01	$ 10.68	$ 10.84		$ 10.82	$ 10.77

Total Return
Total investment return based on net asset value(d)	4.02%		(2.33)%	2.72%	4.61%		5.11%	5.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$148,660		$141,216	$119,858	$109,343		$88,605	$64,089
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.72	%(e)	.72%	.72%	.72	%(f)	.72%	.72%
Expenses, before waivers/ reimbursements	.96	%(e)	.96%	.99%	1.01	%(f)	1.09%	1.18%
Expenses, before waivers/reimbursements excluding interest expense	.96	%(e)	.96%	.99%	1.00	%(f)	1.00%	1.18%
Net investment income, net of waivers/reimbursements	4.44	%(e)	4.07%	4.19%	4.33	%(f)	4.48%	4.82%
Portfolio turnover rate	5%		26%	15%	31%		23%	10%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	159

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Virginia Portfolio
	Class B
	Six Months Ended March 31, 2009		Year Ended September 30,
			2008	2007	2006		2005	2004(a)

Net asset value, beginning of period	$ 9.99		$ 10.66	$ 10.82	$ 10.80		$ 10.75	$ 10.73

Income From Investment Operations
Net investment income(b)(c)	.18		.35	.38	.39		.41	.44
Net realized and unrealized gain (loss) on investment transactions	.18		(.66)	(.17)	.02		.05	.01

Net increase (decrease) in net asset value from operations	.36		(.31)	.21	.41		.46	.45

Less: Dividends
Dividends from net investment income	(.19)		(.36)	(.37)	(.39)		(.41)	(.43)

Net asset value, end of period	$ 10.16		$ 9.99	$ 10.66	$ 10.82		$ 10.80	$ 10.75

Total Return
Total investment return based on net asset value(d)	3.66%		(3.02)%	2.01%	3.89%		4.36%	4.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,652		$11,582	$23,486	$37,006		$46,489	$65,978
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.42	%(e)	1.42%	1.42%	1.42	%(f)	1.42%	1.42%
Expenses, before waivers/ reimbursements	1.68	%(e)	1.67%	1.69%	1.72	%(f)	1.80%	1.89%
Expenses, before waivers/reimbursements excluding interest expense	1.68	%(e)	1.67%	1.69%	1.71	%(f)	1.71%	1.89%
Net investment income, net of waivers/reimbursements	3.76	%(e)	3.37%	3.49%	3.64	%(f)	3.81%	4.13%
Portfolio turnover rate	5%		26%	15%	31%		23%	10%

See footnote summary on page 162.

160	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Virginia Portfolio
Class C
Six Months Ended March 31, 2009	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 9.98	$ 10.66	$ 10.81	$ 10.79	$ 10.74	$ 10.73

Income From Investment Operations
Net investment income(b)(c)	.18	.36	.38	.39	.41	.44
Net realized and unrealized gain (loss) on investment transactions	.18	(.68)	(.16)	.02	.06	– 0	–

Net increase (decrease) in net asset value from operations	.36	(.32)	.22	.41	.47	.44

Less: Dividends
Dividends from net investment income	(.19)	(.36)	(.37)	(.39)	(.42)	(.43)

Net asset value, end of period	$ 10.15	$ 9.98	$ 10.66	$ 10.81	$ 10.79	$ 10.74

Total Return
Total investment return based on net asset value(d)	3.67%	(3.11)%	2.11%	3.90%	4.41%	4.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,876	$36,517	$35,516	$34,544	$29,412	$28,654
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.42	%(e)	1.42%	1.42%	1.42	%(f)	1.42%	1.42%
Expenses, before waivers/ reimbursements	1.67	%(e)	1.66%	1.69%	1.71	%(f)	1.79%	1.88%
Expenses, before waivers/reimbursements excluding interest expense	1.67	%(e)	1.66%	1.69%	1.70	%(f)	1.70%	1.88%
Net investment income, net of waivers/reimbursements	3.75	%(e)	3.38%	3.50%	3.64	%(f)	3.80%	4.13%
Portfolio turnover rate	5%	26%	15%	31%	23%	10%

See footnote summary on page 162.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	161

Financial Highlights

(a)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended September 30, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets was as follows:

	Class A	Class B	Class C
Arizona	0.01%	.00%	.00%
Florida	(.02)%	(.02)%	(.02)%
Massachusetts	(.01)%	.00%	(.01)%
Michigan	0.01%	.01%	.02%
Minnesota	0.00%	.00%	.00%
New Jersey	0.01%	.01%	.01%
Ohio	(.04)%	(.03)%	(.04)%
Pennsylvania	0.00%	.01%	.00%
Virginia	(.02)%	(.01)%	(.02)%

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Amount is less than .005.

See notes to financial statements.

162	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.,(1) Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr. (1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

(Guy) Robert B. Davidson III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 227-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Michael G. Brooks, Fred S. Cohen, (Guy) Robert B. Davidson III and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	163

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Municipal Income Fund II (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of each of the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (each, a “Portfolio,” and collectively, the “Portfolios”) at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement in respect of each Portfolio wherein the Senior Officer concluded that the contractual fee for each Portfolio was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Fund’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio and the overall arrangements between each Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business

164	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement in respect of each Portfolio provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolios to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The trustees further noted that the Adviser had waived reimbursements in each Portfolio’s latest fiscal year from the Michigan Portfolio, Minnesota Portfolio and Virginia Portfolio. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolios’ other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency and distribution services to the Portfolios. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	165

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Portfolios other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolios’ shares and transfer agency fees paid by the Portfolios to a wholly owned subsidiary of the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees noted that since the Portfolios do not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolios. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for each Portfolio at each regular Board meeting during the year. At the November 2008 meeting, the trustees reviewed information prepared by Lipper showing the performance for Class A shares of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares of each Portfolio as compared with the Barclays Capital Municipal Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2008 and (in the case of the Index) the since inception period.

Arizona Portfolio

The trustees noted that the Portfolio (June 1994 inception) was in the 1st quintile of the Performance Group and the Performance Universe for all periods reviewed except for the 1-year period, when it was in the 2nd quintile of the Performance Group, and that the Portfolio outperformed the Index in the 5-year period and underperformed the Index in all other periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Florida Portfolio

The trustees noted that the Portfolio (June 1993 inception) was 1st out of 4 of the Performance Group and in the 2nd quintile of the Performance Universe for the 1-year period, 1st out of 3 of the Performance Group and 2nd quintile of the Performance Universe for the 3- and 10-year periods, 1st out of 3 of the Performance Group and 1st quintile of the Performance Universe for the 5-year

166	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

period, and that the Portfolio outperformed the Index in the 5-year period and underperformed the Index in all other periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Massachusetts Portfolio

The trustees noted that the Portfolio (March 1994 inception) was in the 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1- and 3-year periods, 1st quintile of the Performance Group and the Performance Universe for the 5-year period, 2nd quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in the 1- and 5-year and since inception periods and underperformed the Index in the 3- and 10-year periods. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Michigan Portfolio

The trustees noted that the Portfolio (February 1994 inception) was 2nd out of 3 of the Performance Group and in the 3rd quintile of the Performance Universe for the 1-year period, 1st out of 3 of the Performance Group and in the 1st quintile of the Performance Universe for the 3-, 5- and 10-year periods, and that the Portfolio outperformed the Index in the since inception period and underperformed the Index in all other periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Minnesota Portfolio

The trustees noted that the Portfolio (June 1993 inception) was in the 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1- and 5-year periods, 1st quintile of the Performance Group and the Performance Universe for the 3- and 10-year periods, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

New Jersey Portfolio

The trustees noted that the Portfolio (June 1993 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, 1st quintile of the Performance Group and the Performance Universe for the 5-year period, 3rd quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Portfolio outperformed the Index in the 5-year period and underperformed the Index in all other periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	167

Ohio Portfolio

The trustees noted that the Portfolio (June 1993 inception) was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, 2nd quintile of the Performance Group and 1st quintile of the Performance Universe in the 3- and 5-year periods, 1st quintile of the Performance Group and the Performance Universe for the 10-year period, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Pennsylvania Portfolio

The trustees noted that the Portfolio (June 1993 inception) was in the 2nd quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, 1st quintile of the Performance Group and the Performance Universe for the 5-year period, 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 10-year period, and that the Portfolio underperformed the Index in all periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Virginia Portfolio

The trustees noted that the Portfolio (April 1994 inception) was in the 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-year period, 1st quintile of the Performance Group and the Performance Universe for the 3- and 10-year periods, 1st quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period, and that the Portfolio outperformed the Index in the 5-year and since inception periods and underperformed the Index in all other periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products managed by it that have an investment style substantially similar to that of each of the Portfolios. The trustees reviewed relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolios but which involve investments in securities of the same type that the Portfolios invest in (i.e., fixed income municipal securities).

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The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Portfolios relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of each Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to a Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective with a similar load type as the Portfolio. The trustees noted that because of the small number of funds in the Portfolio’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of each Portfolio except the Massachusetts Portfolio, New Jersey Portfolio and Pennsylvania Portfolio to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for those Portfolios was also expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The expense ratio of each of the Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio reflected fee waivers and/or expense reimbursements as a result of an applicable expense limitation undertaking by the Adviser. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to each Portfolio by others. The trustees noted that it was likely that the expense ratios of some funds in each Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

Arizona Portfolio

The information reviewed by the trustees showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points, plus the 5 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was the same as the Expense Group median and lower than the Expense Universe median. The trustees concluded that the Portfolio’s expense ratio was satisfactory.

Florida Portfolio

The information reviewed by the trustees showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points, plus

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	169

the 5 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s expense ratio was satisfactory.

Massachusetts Portfolio

The information reviewed by the trustees showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points was lower than the Expense Group median. The trustees noted that the administrative expense reimbursement was 7 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The trustees also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s expense ratio was satisfactory.

Michigan Portfolio

The information reviewed by the trustees showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points was lower than the Expense Group median. The trustees noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 6 basis points had been waived by the Adviser. The trustees noted that the Portfolio’s total expense ratio, which had been capped by the Adviser was higher than the Expense Group and Expense Universe medians. The trustees also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The trustees concluded that the Portfolio’s expense ratio was acceptable.

Minnesota Portfolio

The information reviewed by the trustees showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points was lower than the Expense Group median. The trustees noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 7 basis points had been waived by the Adviser. The trustees noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was higher than the Expense Group and Expense Universe medians. The trustees also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The trustees concluded that the Portfolio’s expense ratio was acceptable.

New Jersey Portfolio

The information reviewed by the trustees showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points was

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lower than the Expense Group median. The trustees noted that the administrative reimbursement was 6 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The trustees noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was higher than the Expense Group and Expense Universe medians. The trustees noted that the Portfolio’s relatively modest size (less than $165 million at September 30, 2008) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The trustees also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The trustees concluded that the Portfolio’s expense ratio was acceptable.

Ohio Portfolio

The information reviewed by the trustees showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points, plus the 6 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group median and the same as the Expense Universe median. The trustees concluded that the Portfolio’s expense ratio was satisfactory.

Pennsylvania Portfolio

The information reviewed by the trustees showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points was lower than the Expense Group median. The trustees noted that the administrative expense reimbursement was 7 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The trustees noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was higher than the Expense Group and Expense Universe medians. The trustees noted that the Portfolio’s relatively modest size (less than $140 million at September 30, 2008) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The trustees also noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The trustees concluded that the Portfolio’s expense ratio was acceptable.

Virginia Portfolio

The information reviewed by the trustees showed that the Portfolio’s contractual effective advisory fee rate, at approximate current size, of 45 basis points was

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	171

lower than the Expense Group median. The trustees noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 5 basis points had been waived by the Adviser. The trustees noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for each Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The trustees also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that each Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Municipal Income Fund II (the “Trust”) in respect of the following Portfolios: 2

Arizona Portfolio

Florida Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by the September 1, 2004 Assurance of Discontinuance (“AOD”) between the Adviser and the New York State Attorney General (“the NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios, which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	It should be noted that Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

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PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Trust
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Municipal Income Fund II

The Portfolios’ net assets on September 30, 2008 are set forth below:

Portfolio	Net Assets ($MM)
Arizona Portfolio	$212.2
Florida Portfolio	$160.5
Massachusetts Portfolio	$160.3
Michigan Portfolio	$112.6
Minnesota Portfolio	$95.3
New Jersey Portfolio	$162.8
Ohio Portfolio	$155.1
Pennsylvania Portfolio	$134.8
Virginia Portfolio	$189.4

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services. Indicated below are the reimbursement amounts, which the Adviser received from the Portfolios during their most recently completed fiscal year; expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
Arizona Portfolio	$47,000	0.05%
Florida Portfolio	$49,000	0.05%
Massachusetts Portfolio	$49,000	0.07%
Michigan Portfolio[5]	$49,000	0.06%
Minnesota Portfolio[5]	$49,000	0.07%
New Jersey Portfolio	$49,000	0.06%
Ohio Portfolio	$49,000	0.06%
Pennsylvania Portfolio	$49,000	0.07%
Virginia Portfolio[5]	$49,000	0.05%

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The management fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

5	The Adviser waived the amount in its entirety.

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The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratios to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
Arizona Portfolio	Class A Class B Class C	0.78% 1.48% 1.48%	0.96% 1.67% 1.66%	September 30

Florida Portfolio	Class A Class B Class C	0.78% 1.48% 1.48%	0.98% 1.70% 1.68%	September 30

Massachusetts Portfolio	Class A Class B Class C	0.82% 1.52% 1.52%	1.06% 1.77% 1.76%	September 30

Michigan Portfolio	Class A Class B Class C	1.01% 1.71% 1.71%	1.10% 1.83% 1.81%	September 30

Minnesota Portfolio	Class A Class B Class C	0.90% 1.60% 1.60%	1.15% 1.87% 1.85%	September 30

New Jersey Portfolio	Class A Class B Class C	0.87% 1.57% 1.57%	1.02% 1.75% 1.72%	September 30

Ohio Portfolio	Class A Class B Class C	0.85% 1.55% 1.55%	1.02% 1.73% 1.72%	September 30

Pennsylvania Portfolio	Class A Class B Class C	0.95% 1.65% 1.65%	1.04% 1.76% 1.74%	September 30

Virginia Portfolio	Class A Class B Class C	0.72% 1.42% 1.42%	0.98% 1.70% 1.69%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	175

differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional client account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolios. It should be noted that the Adviser has represented that it does manage separately managed accounts that invest principally in municipal securities but those mandates have a substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.

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II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolios’ rankings with respect to the proposed management fee relative to the median of the Portfolios’ Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolios.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.7 An EG will typically consist of seven to twenty funds. Certain of the Portfolios had original EGs that had an insufficient number of peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded those Portfolios’ EGs to include peers that had a similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median	Rank
Arizona Portfolio[9,10]	0.450	0.522	4/14
Florida Portfolio[9,10]	0.450	0.546	2/15
Massachusetts Portfolio[10]	0.450	0.500	2/9
Michigan Portfolio[9,10]	0.450	0.550	2/14
Minnesota Portfolio[9]	0.450	0.550	2/16
New Jersey Portfolio[10]	0.450	0.500	1/7
Ohio Portfolio[9,10]	0.450	0.548	2/14
Pennsylvania Portfolio[10]	0.450	0.490	2/9
Virginia Portfolio[9,10]	0.450	0.523	3/14

6	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. With respect to the Funds, net assets are as of July 31, 2008. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

7	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

9	The Portfolio’s EG was expanded by Lipper at the request of the Senior Officer and the Adviser.

10	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the fund’s contractual management fee due to the fund’s breakpoint gross income component.

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Because Lipper had expanded certain of the Portfolios’ EGs, under Lipper’s standard guidelines, those Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of the peers that had a similar but not the same Lipper investment objective/classification as the subject Portfolio.11 A “normal” EU will include funds that have the same investment objective/classification as the subject Portfolio.12 Set forth below is the comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratios rankings are also shown:

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Arizona Portfolio[14]	0.780	0.780	8/15	0.817	18/43
Florida Portfolio[14]	0.780	0.858	3/16	0.866	9/43
Massachusetts Portfolio	0.820	0.850	4/10	0.883	4/12
Michigan Portfolio[14]	1.010	0.917	13/14	0.856	53/60
Minnesota Portfolio[14]	0.900	0.879	11/16	0.850	35/53
New Jersey Portfolio	0.870	0.833	7/8	0.826	11/13
Ohio Portfolio[14]	0.853	0.876	6/15	0.850	28/53
Pennsylvania Portfolio	0.950	0.796	8/10	0.796	14/18
Virginia Portfolio[14]	0.720	0.819	3/15	0.845	9/51

Based on this analysis, except for Virginia Portfolio, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

11	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

12	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year Class A share total expense ratio.

14	The Portfolios’ EU was expanded by Lipper under standard Lipper guidelines.

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IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser’s profitability information for the Portfolios prepared by the Adviser for the Trustees of the Trust was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios decreased during the calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.15

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Arizona Portfolio	$21,584
Florida Portfolio	$12,546
Massachusetts Portfolio	$10,131
Michigan Portfolio	$10,131
Minnesota Portfolio	$9,247
New Jersey Portfolio	$14,358
Ohio Portfolio	$8,423
Pennsylvania Portfolio	$12,040
Virginia Portfolio	$16,684

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

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ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Arizona Portfolio	$1,129,290	$17,805
Florida Portfolio	$1,075,831	$18,313
Massachusetts Portfolio	$911,751	$24,352
Michigan Portfolio	$851,497	$22,890
Minnesota Portfolio	$446,559	$6,525
New Jersey Portfolio	$956,399	$16,257
Ohio Portfolio	$1,051,361	$14,479
Pennsylvania Portfolio	$873,415	$9,695
Virginia Portfolio	$1,004,584	$15,077

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios’ most recently completed fiscal year: 16

Portfolio	ABIS Fee	Expense Offset
Arizona Portfolio	$35,229	$2,129
Florida Portfolio	$30,305	$2,010
Massachusetts Portfolio	$31,833	$2,955
Michigan Portfolio	$42,273	$4,043
Minnesota Portfolio	$26,589	$2,933
New Jersey Portfolio	$49,140	$5,437
Ohio Portfolio	$42,650	$3,366
Pennsylvania Portfolio	$45,369	$5,492
Virginia Portfolio	$35,835	$3,186

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

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advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net performance returns and rankings of the Portfolios20 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2008.22

[18]	The Deli study was originally published in 2002 based on 1997 data.

[19]

The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

[20]

The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that were shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolios to be one or two basis points different from Lipper. To maintain consistency, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

[21]	The Portfolios PG/PU may not be necessarily identical to the Portfolios EG/EU as the criteria for including or excluding a fund in/from a PG/PU are somewhat different than that of an EU/EG.

[22]

Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	181

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Arizona Portfolio
1 year	1.91	1.77	0.88	2/5	2/10
3 year	2.90	2.48	2.22	1/5	1/9
5 year	4.65	3.64	3.79	1/5	1/9
10 year	4.64	4.05	4.05	1/5	1/8

Florida Portfolio
1 year	1.28	-0.96	-0.17	1/4	3/8
3 year	2.88	1.71	2.25	1/3	2/7
5 year	4.36	3.47	3.72	1/3	1/7
10 year	4.49	4.01	4.11	1/3	2/7

Massachusetts Portfolio
1 year	3.14	2.23	2.42	2/10	3/13
3 year	3.19	2.67	2.71	2/10	3/12
5 year	4.60	3.90	3.90	1/10	1/12
10 year	4.37	4.36	4.36	3/10	3/11

Michigan Portfolio
1 year	1.83	1.83	1.21	2/3	4/8
3 year	2.81	2.70	2.40	1/3	1/7
5 year	4.44	3.55	3.55	1/3	1/7
10 year	4.78	3.88	3.99	1/3	1/7

Minnesota Portfolio
1 year	2.60	2.09	1.60	3/7	3/14
3 year	2.95	2.74	2.53	1/7	2/13
5 year	4.20	3.95	3.56	3/7	5/13
10 year	4.50	4.26	4.03	1/7	1/12

New Jersey Portfolio
1 year	1.82	1.41	1.54	3/8	5/13
3 year	2.89	2.40	2.35	2/7	3/12
5 year	4.40	3.87	3.91	1/7	2/12
10 year	4.02	4.02	4.00	4/7	6/12

Ohio Portfolio
1 year	2.11	2.29	2.14	4/6	7/12
3 year	2.99	2.62	2.42	2/6	2/11
5 year	4.28	3.65	3.67	2/6	2/11
10 year	4.28	4.09	4.06	1/6	1/10

Pennsylvania Portfolio
1 year	1.56	1.06	1.06	4/10	7/18
3 year	2.75	2.37	2.35	4/10	5/17
5 year	4.19	3.93	3.91	1/10	2/17
10 year	4.48	4.09	4.08	3/10	3/17

Virginia Portfolio
1 year	2.06	1.36	1.83	2/5	4/9
3 year	2.98	2.29	2.48	1/5	1/8
5 year	4.39	3.83	3.71	1/5	2/8
10 year	4.45	4.11	4.02	1/5	1/8

182	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)23 versus its benchmarks.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown. 25 Note that each Portfolio’s benchmark is the Lehman Brothers Municipal Bond Index.

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Arizona Portfolio	1.91	2.90	4.65	4.64	5.76	3.60	0.29	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.79	4.04	0.33	10
Inception Date: June 1, 1994

Florida Portfolio	1.28	2.88	4.36	4.49	5.20	3.63	0.25	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.41	4.04	0.33	10
Inception Date: June 25, 1993

Massachusetts Portfolio	3.14	3.19	4.60	4.37	5.97	3.98	0.20	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.77	4.04	0.33	10
Inception Date: March 29, 1994

Michigan Portfolio	1.83	2.81	4.44	4.78	5.79	3.86	0.31	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.43	4.04	0.33	10
Inception Date: February 25, 1994

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolios.

24	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2008.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	183

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Minnesota Portfolio	2.60	2.95	4.20	4.50	5.02	3.79	0.25	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.41	4.04	0.33	10
Inception Date: June 25, 1993

New Jersey Portfolio	1.82	2.89	4.40	4.02	4.77	4.37	0.11	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.41	4.04	0.33	10
Inception Date: June 25, 1993

Ohio Portfolio	2.11	2.99	4.28	4.28	5.02	3.82	0.19	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.41	4.04	0.33	10
Inception Date: June 25, 1993

Pennsylvania Portfolio	1.56	2.75	4.19	4.48	5.25	3.85	0.24	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.41	4.04	0.33	10
Inception Date: June 25, 1993

Virginia Portfolio	2.06	2.98	4.39	4.45	5.91	3.60	0.24	10
Lehman Brothers Municipal Bond Index	2.83	3.22	4.35	4.91	5.74	4.04	0.33	10
Inception Date: April 29, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

184	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	185

AllianceBernstein Family of Funds

NOTES

186	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	187

NOTES

188	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIFII-0152-0309

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund II

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 29, 2009

5